UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2841

Fidelity Capital Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1.

Reports to Stockholders

Fidelity® Stock Selector Small Cap Fund Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector Small Cap Fund	4.46%	12.14%	6.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Small Cap Fund, a class of the fund, on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$18,878	Fidelity® Stock Selector Small Cap Fund
$20,556	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Lead Portfolio Manager Richard Thompson:  For the year, the fund’s share classes (excluding sales charges, if applicable) strongly outpaced the roughly flat return of its benchmark Russell 2000® Index, with significant performance dispersion by sector. For example, energy was down 44%, while information technology advanced 10%. Amid this volatile environment, the fund’s stock selection was the primary driver of relative outperformance. An out-of-index stake in transaction processor Global Payments was the fund’s top individual contributor. The stock performed well, mainly due to the company’s stable business and investors’ perception of the stock as a defensive name. Pharmaceuticals, biotechnology & life sciences companies bluebird bio and Auspex Pharmaceuticals also helped. Auspex was sold by period end. Conversely, stock choices in materials, led by titanium dioxide producer Tronox, dragged on the fund’s return. Over the course of the past year, China’s economic slowdown derailed demand for titanium dioxide, which provides brightness to coatings, plastics and paper. We sold some of the fund’s stake in Tronox by period end. Several energy names also hampered performance, including our position in Stone Energy. Bristow Group, which provides helicopter services to offshore energy companies, also declined.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Bank of the Ozarks, Inc.	1.8	1.3
PacWest Bancorp	1.4	1.2
Huntington Bancshares, Inc.	1.4	1.2
Global Payments, Inc.	1.4	1.2
Banner Corp.	1.2	1.0
MB Financial, Inc.	1.2	0.9
Associated Banc-Corp.	1.2	1.2
WSFS Financial Corp.	1.2	0.9
Mid-America Apartment Communities, Inc.	1.1	1.0
Allied World Assurance Co. Holdings AG	1.1	1.0
	13.0

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.0	22.7
Information Technology	17.9	18.4
Health Care	14.6	15.1
Consumer Discretionary	12.8	13.5
Industrials	12.7	13.2

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Stocks and Equity Futures	96.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

 * Foreign investments - 7.1%

As of April 30, 2015 *
Stocks and Equity Futures	98.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 8.2%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.8%
Auto Components - 2.3%
Cooper Tire & Rubber Co.	176,620	$7,381
Standard Motor Products, Inc.	121,402	5,372
Tenneco, Inc. (a)	227,984	12,902
Visteon Corp. (a)	67,200	7,330
		32,985
Diversified Consumer Services - 0.7%
Service Corp. International	333,000	9,411
Hotels, Restaurants & Leisure - 1.9%
Bloomin' Brands, Inc.	370,084	6,280
Buffalo Wild Wings, Inc. (a)	49,000	7,559
Domino's Pizza, Inc.	41,800	4,459
Texas Roadhouse, Inc. Class A	270,657	9,297
		27,595
Household Durables - 1.6%
Ethan Allen Interiors, Inc. (b)	357,179	9,719
Helen of Troy Ltd. (a)	59,700	5,923
Jarden Corp. (a)	168,877	7,566
		23,208
Leisure Products - 1.3%
Brunswick Corp.	193,900	10,434
Vista Outdoor, Inc. (a)	168,566	7,538
		17,972
Media - 0.8%
Nexstar Broadcasting Group, Inc. Class A (b)	210,335	11,196
Multiline Retail - 0.5%
Dillard's, Inc. Class A	82,256	7,360
Specialty Retail - 1.7%
Chico's FAS, Inc.	355,627	4,915
Genesco, Inc. (a)	104,675	6,558
GNC Holdings, Inc.	206,900	6,155
Murphy U.S.A., Inc. (a)	104,600	6,419
		24,047
Textiles, Apparel & Luxury Goods - 2.0%
Deckers Outdoor Corp. (a)	116,000	6,457
G-III Apparel Group Ltd. (a)	201,810	11,118
Steven Madden Ltd. (a)	340,959	11,882
		29,457

TOTAL CONSUMER DISCRETIONARY		183,231

CONSUMER STAPLES - 3.0%
Beverages - 0.3%
Coca-Cola Bottling Co. Consolidated	23,080	4,875
Food & Staples Retailing - 0.6%
Casey's General Stores, Inc.	87,650	9,310
Food Products - 1.4%
Greencore Group PLC	1,094,600	5,096
Ingredion, Inc.	44,000	4,183
J&J Snack Foods Corp.	56,050	6,882
Pinnacle Foods, Inc.	74,100	3,266
		19,427
Personal Products - 0.7%
Coty, Inc. Class A (b)	144,500	4,183
Inter Parfums, Inc.	189,000	5,220
		9,403

TOTAL CONSUMER STAPLES		43,015

ENERGY - 3.1%
Energy Equipment & Services - 0.8%
Atwood Oceanics, Inc.	119,474	1,977
Bristow Group, Inc.	149,251	5,183
Total Energy Services, Inc.	334,100	3,748
		10,908
Oil, Gas & Consumable Fuels - 2.3%
Boardwalk Pipeline Partners, LP	372,300	4,773
Diamondback Energy, Inc.	85,807	6,336
Newfield Exploration Co. (a)	165,488	6,651
PDC Energy, Inc. (a)	107,700	6,499
Stone Energy Corp. (a)(b)	443,267	2,478
Western Refining, Inc.	158,988	6,617
		33,354

TOTAL ENERGY		44,262

FINANCIALS - 24.0%
Banks - 11.1%
Associated Banc-Corp.	872,023	16,865
BancFirst Corp.	135,683	8,362
Bank of the Ozarks, Inc.	514,336	25,723
Banner Corp.	357,029	17,519
BBCN Bancorp, Inc.	826,586	13,878
Community Bank System, Inc.	139,363	5,680
Huntington Bancshares, Inc.	1,812,600	19,884
Investors Bancorp, Inc.	1,138,800	14,246
MB Financial, Inc.	525,100	16,929
PacWest Bancorp	444,775	20,033
		159,119
Capital Markets - 2.1%
AURELIUS AG	249,242	11,122
OM Asset Management Ltd.	630,689	9,574
Raymond James Financial, Inc.	180,700	9,958
		30,654
Insurance - 3.1%
Allied World Assurance Co. Holdings AG	444,887	16,176
Aspen Insurance Holdings Ltd.	210,010	10,209
Primerica, Inc.	229,069	10,911
StanCorp Financial Group, Inc.	64,323	7,379
		44,675
Real Estate Investment Trusts - 6.5%
Coresite Realty Corp.	204,100	11,215
Cousins Properties, Inc.	1,224,180	12,291
Equity Lifestyle Properties, Inc.	221,000	13,366
Kite Realty Group Trust	386,726	10,213
Mid-America Apartment Communities, Inc.	193,800	16,510
National Retail Properties, Inc. (b)	222,359	8,450
Ramco-Gershenson Properties Trust (SBI)	729,850	12,261
Store Capital Corp.	391,180	8,868
		93,174
Thrifts & Mortgage Finance - 1.2%
WSFS Financial Corp.	528,242	16,782

TOTAL FINANCIALS		344,404

HEALTH CARE - 14.6%
Biotechnology - 7.5%
ACADIA Pharmaceuticals, Inc. (a)	173,352	6,036
Agios Pharmaceuticals, Inc. (a)(b)	44,420	3,236
Anacor Pharmaceuticals, Inc. (a)	66,600	7,487
BioMarin Pharmaceutical, Inc. (a)	35,256	4,126
Biotie Therapies Corp. sponsored ADR	171,200	2,244
bluebird bio, Inc. (a)	30,800	2,376
Cellectis SA sponsored ADR	117,600	3,111
Chimerix, Inc. (a)	126,560	4,959
Coherus BioSciences, Inc. (b)	155,500	4,331
Curis, Inc. (a)	1,466,283	2,991
CytomX Therapeutics, Inc.	27,627	259
CytomX Therapeutics, Inc.	68,600	713
DBV Technologies SA sponsored ADR (a)	900	31
Dyax Corp. (a)	297,985	8,204
Genocea Biosciences, Inc. (a)	238,158	1,141
Heron Therapeutics, Inc. (a)(b)	144,200	3,954
Insmed, Inc. (a)	192,672	3,823
Intercept Pharmaceuticals, Inc. (a)	19,503	3,066
Isis Pharmaceuticals, Inc. (a)	73,128	3,521
La Jolla Pharmaceutical Co. (a)	140,800	3,519
Mirati Therapeutics, Inc. (a)(b)	158,506	5,608
Neurocrine Biosciences, Inc. (a)	165,160	8,108
Novavax, Inc. (a)	579,638	3,913
ProNai Therapeutics, Inc. (a)(b)	141,600	2,430
Spark Therapeutics, Inc.	81,100	4,371
TESARO, Inc. (a)	98,300	4,470
Ultragenyx Pharmaceutical, Inc. (a)	70,300	6,984
Xencor, Inc. (a)	235,800	2,554
		107,566
Health Care Equipment & Supplies - 3.3%
CONMED Corp.	77,859	3,158
Hologic, Inc. (a)	159,900	6,214
Integra LifeSciences Holdings Corp. (a)	113,106	6,738
NxStage Medical, Inc. (a)	373,400	6,240
Sirona Dental Systems, Inc. (a)	53,500	5,838
Steris Corp.	53,400	4,002
Teleflex, Inc.	62,000	8,246
Wright Medical Group NV (a)	359,577	6,951
		47,387
Health Care Providers & Services - 2.4%
AmSurg Corp. (a)	102,500	7,184
Molina Healthcare, Inc. (a)	112,400	6,969
Surgical Care Affiliates, Inc. (a)	224,664	6,652
Team Health Holdings, Inc. (a)	83,000	4,953
Wellcare Health Plans, Inc. (a)	100,900	8,940
		34,698
Health Care Technology - 0.1%
Press Ganey Holdings, Inc.	34,318	1,076
Life Sciences Tools & Services - 0.4%
Bruker Corp. (a)	314,234	5,772
Pharmaceuticals - 0.9%
Prestige Brands Holdings, Inc. (a)	116,046	5,687
Theravance, Inc. (b)	300,451	2,638
ZS Pharma, Inc. (a)	79,900	5,194
		13,519

TOTAL HEALTH CARE		210,018

INDUSTRIALS - 12.7%
Aerospace & Defense - 1.9%
Moog, Inc. Class A (a)	120,105	7,418
Orbital ATK, Inc.	100,559	8,610
Teledyne Technologies, Inc. (a)	128,366	11,454
		27,482
Air Freight & Logistics - 0.8%
Hub Group, Inc. Class A (a)	296,020	11,835
Airlines - 0.6%
JetBlue Airways Corp. (a)(b)	337,200	8,376
Commercial Services & Supplies - 2.2%
Deluxe Corp.	186,300	11,094
Interface, Inc.	258,000	5,044
Multi-Color Corp.	100,300	7,807
West Corp.	334,700	7,969
		31,914
Construction & Engineering - 0.9%
EMCOR Group, Inc.	259,100	12,509
Electrical Equipment - 0.4%
OSRAM Licht AG	103,749	6,105
Machinery - 2.8%
AGCO Corp. (b)	153,600	7,433
Kornit Digital Ltd. (a)	357,100	4,264
KUKA AG (b)	74,100	6,265
Terex Corp.	102,400	2,054
TriMas Corp. (a)	317,286	6,349
Valmont Industries, Inc.	75,400	8,176
Wabtec Corp.	67,116	5,562
		40,103
Professional Services - 1.0%
Dun & Bradstreet Corp.	75,294	8,574
Stantec, Inc.	236,000	5,923
		14,497
Trading Companies & Distributors - 2.1%
Kaman Corp.	215,200	8,369
Titan Machinery, Inc. (a)(b)	469,061	5,737
Watsco, Inc.	93,900	11,553
WESCO International, Inc. (a)	82,000	4,012
		29,671

TOTAL INDUSTRIALS		182,492

INFORMATION TECHNOLOGY - 17.9%
Communications Equipment - 1.0%
F5 Networks, Inc. (a)	38,300	4,221
Ixia (a)	511,631	7,373
Radware Ltd. (a)	140,296	2,092
		13,686
Electronic Equipment & Components - 2.0%
CDW Corp.	282,300	12,616
Fitbit, Inc. (b)	100,700	4,082
Jabil Circuit, Inc.	229,600	5,276
Trimble Navigation Ltd. (a)	315,900	7,187
		29,161
Internet Software & Services - 3.9%
Bankrate, Inc. (a)	687,665	8,163
Constant Contact, Inc. (a)	112,400	2,934
Gogo, Inc. (a)(b)	102,800	1,453
HomeAway, Inc. (a)	135,800	4,286
IAC/InterActiveCorp	89,600	6,004
MINDBODY, Inc. (b)	142,800	2,233
NIC, Inc.	388,549	7,371
Pandora Media, Inc. (a)	236,500	2,722
Rackspace Hosting, Inc. (a)	275,383	7,119
Stamps.com, Inc. (a)	80,598	6,094
Web.com Group, Inc. (a)	317,795	7,459
		55,838
IT Services - 4.0%
ExlService Holdings, Inc. (a)	328,638	14,546
Global Payments, Inc.	144,100	19,657
Maximus, Inc.	234,700	16,007
WEX, Inc. (a)	84,100	7,561
		57,771
Semiconductors & Semiconductor Equipment - 1.9%
Cirrus Logic, Inc. (a)	209,300	6,453
Intersil Corp. Class A	473,200	6,412
Monolithic Power Systems, Inc.	176,930	11,044
Qorvo, Inc. (a)	65,850	2,893
		26,802
Software - 3.5%
BroadSoft, Inc. (a)	136,285	4,357
CommVault Systems, Inc. (a)	186,723	7,566
Fair Isaac Corp.	70,700	6,531
Fleetmatics Group PLC (a)	47,700	2,655
HubSpot, Inc.	6,851	355
Interactive Intelligence Group, Inc. (a)	13,695	443
Pegasystems, Inc.	157,000	4,379
Qlik Technologies, Inc. (a)	106,800	3,350
RealPage, Inc. (a)	152,700	2,581
RingCentral, Inc. (a)	128,100	2,370
Rovi Corp. (a)	128,341	1,174
SolarWinds, Inc. (a)	133,100	7,724
Synchronoss Technologies, Inc. (a)	215,086	7,567
		51,052
Technology Hardware, Storage & Peripherals - 1.6%
Electronics for Imaging, Inc. (a)	165,475	7,685
Nimble Storage, Inc. (a)	202,100	4,567
Quantum Corp. (a)	2,987,041	2,509
Silicon Graphics International Corp. (a)(b)	666,557	2,913
Super Micro Computer, Inc. (a)(b)	205,488	5,797
		23,471

TOTAL INFORMATION TECHNOLOGY		257,781

MATERIALS - 3.6%
Chemicals - 1.5%
Axiall Corp.	146,654	2,970
Innospec, Inc.	64,199	3,546
PolyOne Corp.	206,999	6,922
Sensient Technologies Corp.	129,900	8,479
		21,917
Containers & Packaging - 1.5%
Avery Dennison Corp.	83,000	5,393
Berry Plastics Group, Inc. (a)	316,040	10,587
Silgan Holdings, Inc.	97,200	4,945
		20,925
Metals & Mining - 0.6%
Compass Minerals International, Inc.	80,700	6,556
Steel Dynamics, Inc.	131,200	2,423
		8,979

TOTAL MATERIALS		51,821

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
8x8, Inc. (a)	145,601	1,552
Cogent Communications Group, Inc.	121,300	3,726
FairPoint Communications, Inc. (a)	25,500	409
Lumos Networks Corp.	37,100	481
Towerstream Corp. (a)(b)	2,829,372	2,252
		8,420
UTILITIES - 3.2%
Electric Utilities - 1.7%
El Paso Electric Co.	142,720	5,519
Great Plains Energy, Inc.	167,320	4,601
IDACORP, Inc.	102,700	6,865
Portland General Electric Co.	191,568	7,103
		24,088
Gas Utilities - 1.5%
Atmos Energy Corp.	110,138	6,939
Laclede Group, Inc.	128,600	7,532
New Jersey Resources Corp.	46,659	1,478
Southwest Gas Corp.	105,300	6,472
		22,421

TOTAL UTILITIES		46,509

TOTAL COMMON STOCKS
(Cost $1,205,620)		1,371,953
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.06% 12/3/15 to 12/17/15 (c)
(Cost $390)	390	390
	Shares	Value (000s)

Money Market Funds - 9.9%
Fidelity Cash Central Fund, 0.18% (d)	85,833,387	$85,833
Fidelity Securities Lending Cash Central Fund, 0.19% (d)(e)	56,685,976	56,686
TOTAL MONEY MARKET FUNDS
(Cost $142,519)		142,519
TOTAL INVESTMENT PORTFOLIO - 105.4%
(Cost $1,348,529)		1,514,862
NET OTHER ASSETS (LIABILITIES) - (5.4)%		(77,512)
NET ASSETS - 100%		$1,437,350

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
102 ICE Russell 2000 Index Contracts (United States)	Dec. 2015	11,815	$583

The face value of futures purchased as a percentage of Net Assets is 0.8%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $390,000.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$68
Fidelity Securities Lending Cash Central Fund	572
Total	$640

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$183,231	$183,231	$--	$--
Consumer Staples	43,015	43,015	--	--
Energy	44,262	44,262	--	--
Financials	344,404	344,404	--	--
Health Care	210,018	209,759	259	--
Industrials	182,492	182,492	--	--
Information Technology	257,781	257,781	--	--
Materials	51,821	51,821	--	--
Telecommunication Services	8,420	8,420	--	--
Utilities	46,509	46,509	--	--
U.S. Government and Government Agency Obligations	390	--	390	--
Money Market Funds	142,519	142,519	--	--
Total Investments in Securities:	$1,514,862	$1,514,213	$649	$--
Derivative Instruments:
Assets
Futures Contracts	$583	$583	$--	$--
Total Assets	$583	$583	$--	$--
Total Derivative Instruments:	$583	$583	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Equity Risk
Futures Contracts(a)	$583	$0
Total Equity Risk	583	0
Total Value of Derivatives	$583	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $55,317) — See accompanying schedule: Unaffiliated issuers (cost $1,206,010)	$1,372,343
Fidelity Central Funds (cost $142,519)	142,519
Total Investments (cost $1,348,529)		$1,514,862
Segregated cash with brokers for derivative instruments		504
Cash		342
Foreign currency held at value (cost $13)		13
Receivable for investments sold		4,859
Receivable for fund shares sold		1,988
Dividends receivable		471
Distributions receivable from Fidelity Central Funds		93
Prepaid expenses		4
Other receivables		21
Total assets		1,523,157
Liabilities
Payable for investments purchased	$22,228
Payable for fund shares redeemed	5,766
Accrued management fee	679
Distribution and service plan fees payable	7
Payable for daily variation margin for derivative instruments	47
Other affiliated payables	343
Other payables and accrued expenses	51
Collateral on securities loaned, at value	56,686
Total liabilities		85,807
Net Assets		$1,437,350
Net Assets consist of:
Paid in capital		$1,181,424
Undistributed net investment income		4,607
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		84,404
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		166,915
Net Assets		$1,437,350
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($11,429.9 ÷ 466.83 shares)		$24.48
Maximum offering price per share (100/94.25 of $24.48)		$25.97
Class T:
Net Asset Value and redemption price per share ($2,842.8 ÷ 118.47 shares)		$24.00
Maximum offering price per share (100/96.50 of $24.00)		$24.87
Class B:
Net Asset Value and offering price per share ($168.1 ÷ 7.22 shares)(a)		$23.28
Class C:
Net Asset Value and offering price per share ($3,965.3 ÷ 171.24 shares)(a)		$23.16
Stock Selector Small Cap:
Net Asset Value, offering price and redemption price per share ($1,372,459.7 ÷ 55,132.21 shares)		$24.89
Class I:
Net Asset Value, offering price and redemption price per share ($46,483.6 ÷ 1,862.64 shares)		$24.96

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$17,604
Income from Fidelity Central Funds		640
Total income		18,244
Expenses
Management fee
Basic fee	$8,817
Performance adjustment	(1,653)
Transfer agent fees	3,505
Distribution and service plan fees	86
Accounting and security lending fees	472
Custodian fees and expenses	55
Independent trustees' compensation	6
Registration fees	99
Audit	57
Legal	6
Interest	1
Miscellaneous	11
Total expenses before reductions	11,462
Expense reductions	(142)	11,320
Net investment income (loss)		6,924
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	97,594
Foreign currency transactions	(2)
Futures contracts	1,775
Total net realized gain (loss)		99,367
Change in net unrealized appreciation (depreciation) on: Investment securities	(38,594)
Assets and liabilities in foreign currencies	2
Futures contracts	(254)
Total change in net unrealized appreciation (depreciation)		(38,846)
Net gain (loss)		60,521
Net increase (decrease) in net assets resulting from operations		$67,445

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,924	$4,913
Net realized gain (loss)	99,367	141,263
Change in net unrealized appreciation (depreciation)	(38,846)	(39,201)
Net increase (decrease) in net assets resulting from operations	67,445	106,975
Distributions to shareholders from net investment income	(5,082)	(589)
Distributions to shareholders from net realized gain	(126,261)	(75,700)
Total distributions	(131,343)	(76,289)
Share transactions - net increase (decrease)	26,734	(112,902)
Redemption fees	102	99
Total increase (decrease) in net assets	(37,062)	(82,117)
Net Assets
Beginning of period	1,474,412	1,556,529
End of period (including undistributed net investment income of $4,607 and undistributed net investment income of $3,242, respectively)	$1,437,350	$1,474,412

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$25.76	$25.32	$19.40	$17.87	$16.20
Income from Investment Operations
Net investment income (loss)A	.06	.01	(.02)	(.02)	–B,C
Net realized and unrealized gain (loss)	.96	1.68	5.98	1.55	1.73
Total from investment operations	1.02	1.69	5.96	1.53	1.73
Distributions from net investment income	(.03)	–C	(.04)	–	(.07)
Distributions from net realized gain	(2.27)	(1.25)	(.01)	–	–
Total distributions	(2.30)	(1.25)	(.04)D	–	(.07)
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$24.48	$25.76	$25.32	$19.40	$17.87
Total ReturnE,F	4.19%	6.83%	30.81%	8.56%	10.71%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	.99%	1.22%	1.37%	1.15%
Expenses net of fee waivers, if any	1.01%	.99%	1.22%	1.37%	1.15%
Expenses net of all reductions	1.00%	.99%	1.20%	1.36%	1.14%
Net investment income (loss)	.24%	.06%	(.09)%	(.10)%	- %B,I
Supplemental Data
Net assets, end of period (in millions)	$11	$10	$8	$4	$4
Portfolio turnover rateJ	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.21) %.

 C Amount represents less than $.005 per share.

 D Total distributions of $.04 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.007 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$25.30	$24.97	$19.15	$17.68	$16.07
Income from Investment Operations
Net investment income (loss)A	(.03)	(.07)	(.08)	(.07)	(.05)B
Net realized and unrealized gain (loss)	.97	1.65	5.90	1.54	1.70
Total from investment operations	.94	1.58	5.82	1.47	1.65
Distributions from net investment income	–	–	–	–	(.05)
Distributions from net realized gain	(2.24)	(1.25)	–	–	–
Total distributions	(2.24)	(1.25)	–	–	(.05)
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$24.00	$25.30	$24.97	$19.15	$17.68
Total ReturnD,E	3.90%	6.46%	30.39%	8.31%	10.34%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.35%	1.32%	1.51%	1.64%	1.42%
Expenses net of fee waivers, if any	1.35%	1.32%	1.51%	1.64%	1.42%
Expenses net of all reductions	1.34%	1.31%	1.49%	1.63%	1.41%
Net investment income (loss)	(.10)%	(.27)%	(.38)%	(.37)%	(.27)%B
Supplemental Data
Net assets, end of period (000 omitted)	$2,843	$2,668	$1,880	$1,073	$1,539
Portfolio turnover rateH	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.48) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.55	$24.38	$18.79	$17.43	$15.87
Income from Investment Operations
Net investment income (loss)A	(.14)	(.19)	(.19)	(.16)	(.14)B
Net realized and unrealized gain (loss)	.94	1.61	5.78	1.52	1.69
Total from investment operations	.80	1.42	5.59	1.36	1.55
Distributions from net realized gain	(2.07)	(1.25)	–	–	–
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$23.28	$24.55	$24.38	$18.79	$17.43
Total ReturnD,E	3.39%	5.94%	29.75%	7.80%	9.83%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.81%	1.99%	2.12%	1.90%
Expenses net of fee waivers, if any	1.84%	1.81%	1.99%	2.12%	1.90%
Expenses net of all reductions	1.83%	1.80%	1.97%	2.11%	1.90%
Net investment income (loss)	(.60)%	(.76)%	(.86)%	(.85)%	(.76)%B
Supplemental Data
Net assets, end of period (000 omitted)	$168	$273	$307	$225	$246
Portfolio turnover rateH	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.96) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.49	$24.32	$18.73	$17.38	$15.82
Income from Investment Operations
Net investment income (loss)A	(.14)	(.18)	(.19)	(.16)	(.14)B
Net realized and unrealized gain (loss)	.93	1.60	5.78	1.51	1.69
Total from investment operations	.79	1.42	5.59	1.35	1.55
Distributions from net realized gain	(2.12)	(1.25)	–	–	–
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$23.16	$24.49	$24.32	$18.73	$17.38
Total ReturnD,E	3.36%	5.95%	29.85%	7.77%	9.86%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.79%	1.98%	2.12%	1.90%
Expenses net of fee waivers, if any	1.84%	1.79%	1.98%	2.12%	1.90%
Expenses net of all reductions	1.83%	1.79%	1.96%	2.11%	1.89%
Net investment income (loss)	(.59)%	(.74)%	(.85)%	(.85)%	(.76)%B
Supplemental Data
Net assets, end of period (000 omitted)	$3,965	$3,946	$3,252	$1,504	$1,370
Portfolio turnover rateH	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.96) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.15	$25.64	$19.65	$18.05	$16.35
Income from Investment Operations
Net investment income (loss)A	.12	.08	.04	.04	.05B
Net realized and unrealized gain (loss)	.98	1.70	6.06	1.56	1.74
Total from investment operations	1.10	1.78	6.10	1.60	1.79
Distributions from net investment income	(.09)	(.01)C	(.10)	–	(.10)
Distributions from net realized gain	(2.27)	(1.26)C	(.01)	–	–
Total distributions	(2.36)	(1.27)	(.11)	–	(.10)
Redemption fees added to paid in capitalA	–D	–D	–D	–D	.01
Net asset value, end of period	$24.89	$26.15	$25.64	$19.65	$18.05
Total ReturnE	4.46%	7.08%	31.20%	8.86%	11.03%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.73%	.94%	1.07%	.85%
Expenses net of fee waivers, if any	.77%	.73%	.93%	1.07%	.85%
Expenses net of all reductions	.76%	.72%	.91%	1.06%	.85%
Net investment income (loss)	.48%	.32%	.20%	.20%	.29%B
Supplemental Data
Net assets, end of period (in millions)	$1,372	$1,406	$1,487	$1,311	$1,698
Portfolio turnover rateH	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.21	$25.69	$19.72	$18.07	$16.39
Income from Investment Operations
Net investment income (loss)A	.13	.09	.05	.04	.05B
Net realized and unrealized gain (loss)	.99	1.70	6.06	1.61	1.74
Total from investment operations	1.12	1.79	6.11	1.65	1.79
Distributions from net investment income	(.10)	(.01)C	(.14)	–	(.12)
Distributions from net realized gain	(2.27)	(1.26)C	(.01)	–	–
Total distributions	(2.37)	(1.27)	(.14)D	–	(.12)
Redemption fees added to paid in capitalA	–E	–E	–E	–E	.01
Net asset value, end of period	$24.96	$26.21	$25.69	$19.72	$18.07
Total ReturnF	4.52%	7.11%	31.22%	9.13%	10.99%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.70%	.91%	1.06%	.86%
Expenses net of fee waivers, if any	.73%	.70%	.91%	1.06%	.86%
Expenses net of all reductions	.73%	.70%	.89%	1.05%	.85%
Net investment income (loss)	.51%	.35%	.22%	.21%	.29%B
Supplemental Data
Net assets, end of period (000 omitted)	$46,484	$50,988	$55,860	$39,592	$10,038
Portfolio turnover rateI	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .08%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.14 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.007 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Stock Selector Small Cap Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Small Cap and Class I shares(formerly Institutional Class) , each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, futures transactions, deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$275,396
Gross unrealized depreciation	(112,027)
Net unrealized appreciation (depreciation) on securities	$163,369
Tax Cost	$1,351,493

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,607
Undistributed long-term capital gain	$87,951
Net unrealized appreciation (depreciation) on securities and other investments	$163,368

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$19,906	$ 899
Long-term Capital Gains	111,437	75,390
Total	$131,343	$ 76,289

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,775 and a change in net unrealized appreciation (depreciation) of $(254) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $678,476 and $784,129, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Small Cap as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$28	$2
Class T	.25%	.25%	15	–
Class B	.75%	.25%	2	2
Class C	.75%	.25%	41	9
			$86	$13

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6
Class T	2
Class B(a)	-(b)
Class C(a)	1
$9

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$25.22
Class T	9.31
Class B	1.30
Class C	13.30
Stock Selector Small Cap	3,357.24
Class I	100.20
	$3,505

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$11,169.35%		$1

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,291. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $572 including $34 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $101 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6 and a portion of class-level operating expenses as follows:

Amount
Class A	$-(a)
Class B	-(a)
Class C	-(a)
Class I	1
Stock Selector Small Cap	34
Class T	-(a)
$35

 (a) In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$13	$0
Stock Selector Small Cap	4,877	565
Class I	192	24
Total	$5,082	$589
From net realized gain
Class A	$925	$396
Class T	240	95
Class B	22	16
Class C	343	175
Stock Selector Small Cap	120,344	72,289
Class I	4,387	2,729
Total	$126,261	$75,700

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	100	152	$2,535	$3,885
Reinvestment of distributions	38	15	917	377
Shares redeemed	(76)	(73)	(1,902)	(1,870)
Net increase (decrease)	62	94	$1,550	$2,392
Class T
Shares sold	25	50	$620	$1,259
Reinvestment of distributions	10	4	240	95
Shares redeemed	(22)	(24)	(550)	(602)
Net increase (decrease)	13	30	$310	$752
Class B
Shares sold	-	-	$5	$5
Reinvestment of distributions	1	-	21	15
Shares redeemed	(5)	(2)	(123)	(56)
Net increase (decrease)	(4)	(2)	$(97)	$(36)
Class C
Shares sold	64	66	$1,523	$1,636
Reinvestment of distributions	14	7	325	163
Shares redeemed	(68)	(46)	(1,632)	(1,123)
Net increase (decrease)	10	27	$216	$676
Stock Selector Small Cap
Shares sold	8,425	5,956	$213,955	$154,419
Reinvestment of distributions	5,054	2,814	122,501	71,273
Shares redeemed	(12,118)	(13,012)	(309,333)	(336,317)
Net increase (decrease)	1,361	(4,242)	$27,123	$(110,625)
Class I
Shares sold	362	264	$9,007	$6,855
Reinvestment of distributions	186	87	4,521	2,217
Shares redeemed	(631)	(580)	(15,896)	(15,133)
Net increase (decrease)	(83)	(229)	$(2,368)	$(6,061)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity® Stock Selector Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity® Stock Selector Small Cap Fund (the Fund), a fund of Fidelity Capital Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity® Stock Selector Small Cap Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 17, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.05%
Actual		$1,000.00	$971.00	$5.22
Hypothetical-C		$1,000.00	$1,019.91	$5.35
Class T	1.40%
Actual		$1,000.00	$969.70	$6.95
Hypothetical-C		$1,000.00	$1,018.15	$7.12
Class B	1.90%
Actual		$1,000.00	$967.20	$9.42
Hypothetical-C		$1,000.00	$1,015.63	$9.65
Class C	1.89%
Actual		$1,000.00	$967.00	$9.37
Hypothetical-C		$1,000.00	$1,015.68	$9.60
Stock Selector Small Cap	.83%
Actual		$1,000.00	$971.90	$4.13
Hypothetical-C		$1,000.00	$1,021.02	$4.23
Class I	.78%
Actual		$1,000.00	$972.70	$3.88
Hypothetical-C		$1,000.00	$1,021.27	$3.97

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Stock Selector Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Stock Selector Small Cap Fund	12/07/15	12/04/15	$0.107	$1.520

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015 $99,563,019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Stock Selector Small Cap Fund designates 52% of each dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Stock Selector Small Cap Fund designates 63% of each dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2013, April 2013, October 2013, and September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Stock Selector Small Cap Fund

2014 Total Return % vs. Morningstar Small Blend and Russell 2000:

36.7
31.7
26.7
21.7
16.7
11.7
6.7
1.7
4.9
3.4
2.3
6.2
2.1
1 Year
83
78
73
68
63
58
53
48
43
69.4
58.9
53.5
73.2
56.7
3 Year
120
115
110
105
100
95
90
85
80
107.1
105.9
95.9
113.1
88.2
5 Year
75% beaten
Class I
Benchmark
Class B
25% beaten

% Beaten			
Retail Class	35%	30%	64%
Class A	33%	26%	56%
Class B	27%	19%	40%
Class C	27%	19%	40%
Class I	35%	32%	66%
Class T	31%	23%	49%

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Stock Selector Small Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Capital Appreciation Fund Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital Appreciation Fund	3.50%	14.27%	8.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Capital Appreciation Fund, a class of the fund, on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,641	Fidelity® Capital Appreciation Fund
$21,289	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Fergus Shiel:  For the year, the fund’s share classes posted modest single-digit gains, lagging the benchmark S&P 500® index. One factor holding back the fund’s return versus the benchmark was its large allocation to pharmaceuticals, biotechnology & life sciences, a group that suffered a sharp correction. Against this backdrop, the three biggest detractors from relative performance were non-benchmark pharma/biotech holdings: Pacira Pharmaceuticals, Ireland-based Jazz Pharmaceuticals and Medivation. Positioning in the software & services area of information technology also worked against the fund’s relative result. Here, the largest detractor was index component Microsoft, which we owned for only part of the period. Conversely, a sizable underweighting in the weak-performing energy sector was a noteworthy positive. At the stock level, coffee chain Starbucks, a longtime overweighting for the fund, was by far the fund’s largest contributor. Other contributors included medical device maker Boston Scientific and Paddy Power, a Dublin-based international sports-betting and gaming company that was not in our benchmark. I significantly reduced our positions in the first two contributors and sold the third. Thanks in part to Paddy Power, the fund’s foreign exposure helped performance despite the headwind of a stronger U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	7.8	7.0
Celgene Corp.	5.5	4.7
Las Vegas Sands Corp.	4.3	1.9
Amgen, Inc.	3.0	3.8
Home Depot, Inc.	2.8	2.1
Ameriprise Financial, Inc.	2.7	4.2
Adobe Systems, Inc.	2.5	1.4
E*TRADE Financial Corp.	2.3	1.9
Ford Motor Co.	2.1	2.0
JPMorgan Chase & Co.	2.0	2.1
	35.0

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	30.3	22.1
Health Care	28.9	33.6
Financials	16.6	17.2
Information Technology	9.5	9.2
Industrials	6.6	4.4

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments 12.7%

As of April 30, 2015 *
Stocks	92.5%
Short-Term Investments and Net Other Assets (Liabilities)	7.5%

 * Foreign investments 11.0%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 30.3%
Automobiles - 3.0%
Ford Motor Co.	11,942,690	$176,871
Suzuki Motor Corp.	1,055,800	34,571
Tesla Motors, Inc. (a)	185,000	38,282
		249,724
Hotels, Restaurants & Leisure - 8.4%
Dalata Hotel Group PLC (a)	5,773,760	28,698
Las Vegas Sands Corp.	7,331,396	362,977
Starbucks Corp.	1,778,748	111,296
Whitbread PLC	1,885,561	144,351
Wyndham Worldwide Corp.	699,458	56,901
		704,223
Household Durables - 0.8%
Cairn Homes PLC (a)(b)	25,671,100	28,512
Tempur Sealy International, Inc. (a)	515,609	40,135
		68,647
Internet & Catalog Retail - 1.9%
Amazon.com, Inc. (a)	263,150	164,706
Leisure Products - 1.7%
Polaris Industries, Inc. (c)	1,263,004	141,886
Media - 4.1%
Altice NV Class A (a)	1,947,170	33,724
Havas SA	4,175,200	36,225
Interpublic Group of Companies, Inc.	3,912,294	89,709
ITV PLC	9,348,600	36,375
The Walt Disney Co.	1,282,185	145,836
		341,869
Multiline Retail - 1.7%
Dillard's, Inc. Class A (c)	607,725	54,379
Dollar General Corp.	89,699	6,079
JC Penney Corp., Inc. (a)(c)	9,197,478	84,341
		144,799
Specialty Retail - 8.7%
AutoZone, Inc. (a)	203,827	159,884
Home Depot, Inc.	1,902,300	235,200
L Brands, Inc.	398,220	38,221
Ross Stores, Inc.	608,400	30,773
TJX Companies, Inc.	1,466,515	107,334
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	515,354	89,651
Williams-Sonoma, Inc.	1,023,000	75,446
		736,509

TOTAL CONSUMER DISCRETIONARY		2,552,363

CONSUMER STAPLES - 2.5%
Tobacco - 2.5%
Altria Group, Inc.	827,500	50,039
Imperial Tobacco Group PLC	1,491,119	80,432
Reynolds American, Inc.	1,615,525	78,062
		208,533
ENERGY - 2.2%
Energy Equipment & Services - 0.3%
Schlumberger Ltd.	329,301	25,738
Oil, Gas & Consumable Fuels - 1.9%
Anadarko Petroleum Corp.	151,995	10,165
Apache Corp.	233,700	11,014
Chevron Corp.	223,900	20,348
Cimarex Energy Co.	62,137	7,336
Concho Resources, Inc. (a)	58,800	6,816
ConocoPhillips Co.	360,300	19,222
Devon Energy Corp.	233,700	9,799
EOG Resources, Inc.	179,300	15,393
Exxon Mobil Corp.	311,600	25,782
Pioneer Natural Resources Co.	68,200	9,353
Southwestern Energy Co. (a)	1,070,700	11,821
Whiting Petroleum Corp. (a)	710,500	12,242
		159,291

TOTAL ENERGY		185,029

FINANCIALS - 16.6%
Banks - 2.7%
Citigroup, Inc.	1,106,771	58,847
JPMorgan Chase & Co.	2,663,600	171,136
		229,983
Capital Markets - 8.9%
Ameriprise Financial, Inc.	1,963,531	226,513
BlackRock, Inc. Class A	227,716	80,149
Charles Schwab Corp.	1,523,493	46,497
E*TRADE Financial Corp. (a)	6,919,987	197,289
Goldman Sachs Group, Inc.	787,612	147,677
Morgan Stanley	1,666,700	54,951
		753,076
Diversified Financial Services - 4.5%
CME Group, Inc.	1,589,744	150,183
McGraw Hill Financial, Inc.	1,705,895	158,034
Moody's Corp.	758,037	72,893
		381,110
Insurance - 0.5%
ACE Ltd.	146,000	16,577
Progressive Corp.	146,000	4,837
The Travelers Companies, Inc.	146,000	16,482
		37,896

TOTAL FINANCIALS		1,402,065

HEALTH CARE - 28.9%
Biotechnology - 21.9%
Actelion Ltd.	791,990	110,091
Amgen, Inc.	1,608,523	254,436
Baxalta, Inc.	1,067,549	36,788
Biogen, Inc. (a)	400,116	116,238
BioMarin Pharmaceutical, Inc. (a)	354,495	41,490
Celgene Corp. (a)	3,764,391	461,928
Gilead Sciences, Inc.	6,059,478	655,209
Medivation, Inc. (a)	3,997,526	168,136
		1,844,316
Health Care Equipment & Supplies - 1.2%
Boston Scientific Corp. (a)	3,267,369	59,728
Intuitive Surgical, Inc. (a)	82,990	41,213
		100,941
Pharmaceuticals - 5.8%
Allergan PLC (a)	410,636	126,669
Astellas Pharma, Inc.	3,469,200	50,354
Cardiome Pharma Corp. (a)	611,563	5,003
Jazz Pharmaceuticals PLC (a)	1,094,010	150,186
Johnson & Johnson	671,800	67,872
Pacira Pharmaceuticals, Inc. (a)(c)	1,617,583	80,798
The Medicines Company (a)	301,320	10,317
		491,199

TOTAL HEALTH CARE		2,436,456

INDUSTRIALS - 6.6%
Aerospace & Defense - 1.5%
General Dynamics Corp.	86,647	12,874
Lockheed Martin Corp.	207,987	45,722
Northrop Grumman Corp.	214,200	40,216
Raytheon Co.	146,000	17,140
Textron, Inc.	146,000	6,157
United Technologies Corp.	68,100	6,702
		128,811
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	175,200	18,049
Airlines - 0.9%
Ryanair Holdings PLC sponsored ADR	996,742	77,935
Electrical Equipment - 0.5%
Acuity Brands, Inc.	105,997	23,171
Eaton Corp. PLC	282,300	15,783
		38,954
Industrial Conglomerates - 2.3%
3M Co.	292,100	45,921
General Electric Co.	5,172,868	149,599
		195,520
Machinery - 0.7%
Pentair PLC	214,200	11,978
Wabtec Corp.	547,054	45,334
		57,312
Road & Rail - 0.4%
Norfolk Southern Corp.	350,500	28,051
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	292,100	8,702

TOTAL INDUSTRIALS		553,334

INFORMATION TECHNOLOGY - 9.5%
Electronic Equipment & Components - 0.1%
CDW Corp.	194,700	8,701
Internet Software & Services - 3.7%
Alphabet, Inc. Class A (a)	166,748	122,958
Facebook, Inc. Class A (a)	1,529,700	155,984
Twitter, Inc. (a)	973,600	27,709
		306,651
IT Services - 0.7%
PayPal Holdings, Inc. (a)	1,670,147	60,142
Semiconductors & Semiconductor Equipment - 0.5%
Intel Corp.	1,314,400	44,506
Software - 4.5%
Adobe Systems, Inc. (a)	2,372,760	210,369
FireEye, Inc. (a)(c)	641,401	16,773
Microsoft Corp.	2,946,700	155,114
		382,256

TOTAL INFORMATION TECHNOLOGY		802,256

MATERIALS - 2.4%
Chemicals - 2.4%
Celanese Corp. Class A	204,500	14,530
CF Industries Holdings, Inc.	815,983	41,427
E.I. du Pont de Nemours & Co.	940,650	59,637
LyondellBasell Industries NV Class A	233,700	21,713
Potash Corp. of Saskatchewan, Inc.	1,361,860	27,579
PPG Industries, Inc.	132,700	13,835
The Dow Chemical Co.	486,800	25,153
		203,874
Metals & Mining - 0.0%
Silver Standard Resources, Inc. (a)	194,700	1,342

TOTAL MATERIALS		205,216

TOTAL COMMON STOCKS
(Cost $6,952,089)		8,345,252

Money Market Funds - 3.2%
Fidelity Cash Central Fund, 0.18% (d)	102,778,820	102,779
Fidelity Securities Lending Cash Central Fund, 0.19% (d)(e)	170,673,300	170,673
TOTAL MONEY MARKET FUNDS
(Cost $273,452)		273,452
TOTAL INVESTMENT PORTFOLIO - 102.2%
(Cost $7,225,541)		8,618,704
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(188,768)
NET ASSETS - 100%		$8,429,936

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$746
Fidelity Securities Lending Cash Central Fund	1,286
Total	$2,032

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cairn Homes PLC	$--	$29,084	$--	$--	$28,512
Oxford Industries, Inc.	52,998	--	57,067	188	--
Total	$52,998	$29,084	$57,067	$188	$28,512

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$2,552,363	$2,517,792	$34,571	$--
Consumer Staples	208,533	208,533	--	--
Energy	185,029	185,029	--	--
Financials	1,402,065	1,402,065	--	--
Health Care	2,436,456	2,386,102	50,354	--
Industrials	553,334	553,334	--	--
Information Technology	802,256	802,256	--	--
Materials	205,216	205,216	--	--
Money Market Funds	273,452	273,452	--	--
Total Investments in Securities:	$8,618,704	$8,533,779	$84,925	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.3%
Ireland	5.3%
United Kingdom	3.2%
Switzerland	1.5%
Japan	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $165,486) — See accompanying schedule: Unaffiliated issuers (cost $6,923,005)	$8,316,740
Fidelity Central Funds (cost $273,452)	273,452
Other affiliated issuers (cost $29,084)	28,512
Total Investments (cost $7,225,541)		$8,618,704
Receivable for investments sold		240,104
Receivable for fund shares sold		13,909
Dividends receivable		9,122
Distributions receivable from Fidelity Central Funds		175
Prepaid expenses		24
Other receivables		272
Total assets		8,882,310
Liabilities
Payable for investments purchased	$257,866
Payable for fund shares redeemed	18,502
Accrued management fee	4,196
Other affiliated payables	966
Other payables and accrued expenses	171
Collateral on securities loaned, at value	170,673
Total liabilities		452,374
Net Assets		$8,429,936
Net Assets consist of:
Paid in capital		$6,102,772
Undistributed net investment income		44,842
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		889,187
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,393,135
Net Assets		$8,429,936
Capital Appreciation:
Net Asset Value, offering price and redemption price per share ($5,906,402 ÷ 159,513 shares)		$37.03
Class K:
Net Asset Value, offering price and redemption price per share ($2,523,534 ÷ 68,003 shares)		$37.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends (including $188 earned from other affiliated issuers)		$125,043
Income from Fidelity Central Funds		2,032
Total income		127,075
Expenses
Management fee
Basic fee	$47,991
Performance adjustment	9,395
Transfer agent fees	10,872
Accounting and security lending fees	1,257
Custodian fees and expenses	155
Independent trustees' compensation	37
Registration fees	122
Audit	73
Legal	28
Miscellaneous	59
Total expenses before reductions	69,989
Expense reductions	(688)	69,301
Net investment income (loss)		57,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	962,293
Other affiliated issuers	27,384
Foreign currency transactions	(324)
Total net realized gain (loss)		989,353
Change in net unrealized appreciation (depreciation) on: Investment securities	(743,659)
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		(743,655)
Net gain (loss)		245,698
Net increase (decrease) in net assets resulting from operations		$303,472

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,774	$26,312
Net realized gain (loss)	989,353	989,698
Change in net unrealized appreciation (depreciation)	(743,655)	340,038
Net increase (decrease) in net assets resulting from operations	303,472	1,356,048
Distributions to shareholders from net investment income	(24,987)	(33,391)
Distributions to shareholders from net realized gain	(877,095)	(749,339)
Total distributions	(902,082)	(782,730)
Share transactions - net increase (decrease)	437,305	(27,628)
Total increase (decrease) in net assets	(161,305)	545,690
Net Assets
Beginning of period	8,591,241	8,045,551
End of period (including undistributed net investment income of $44,842 and undistributed net investment income of $16,540, respectively)	$8,429,936	$8,591,241

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Capital Appreciation Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$39.82	$37.30	$29.21	$25.51	$24.03
Income from Investment Operations
Net investment income (loss)A	.24	.11	.19	.15	.06
Net realized and unrealized gain (loss)	1.13	6.05	8.66	3.59	1.44
Total from investment operations	1.37	6.16	8.85	3.74	1.50
Distributions from net investment income	(.10)	(.14)	(.17)	(.04)	(.02)
Distributions from net realized gain	(4.06)	(3.50)	(.59)	–	–
Total distributions	(4.16)	(3.64)	(.76)	(.04)	(.02)
Net asset value, end of period	$37.03	$39.82	$37.30	$29.21	$25.51
Total ReturnB	3.50%	17.86%	31.03%	14.70%	6.24%
Ratios to Average Net AssetsC,D
Expenses before reductions	.83%	.82%	.79%	.96%	.91%
Expenses net of fee waivers, if any	.83%	.82%	.79%	.96%	.91%
Expenses net of all reductions	.82%	.81%	.77%	.95%	.90%
Net investment income (loss)	.63%	.28%	.57%	.53%	.25%
Supplemental Data
Net assets, end of period (in millions)	$5,906	$6,132	$5,920	$4,678	$4,319
Portfolio turnover rateE	126%	112%	156%	169%	182%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Capital Appreciation Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$39.90	$37.38	$29.28	$25.57	$24.09
Income from Investment Operations
Net investment income (loss)A	.28	.15	.23	.19	.10
Net realized and unrealized gain (loss)	1.14	6.06	8.67	3.61	1.44
Total from investment operations	1.42	6.21	8.90	3.80	1.54
Distributions from net investment income	(.15)	(.19)	(.21)	(.09)	(.06)
Distributions from net realized gain	(4.06)	(3.50)	(.59)	–	–
Total distributions	(4.21)	(3.69)	(.80)	(.09)	(.06)
Net asset value, end of period	$37.11	$39.90	$37.38	$29.28	$25.57
Total ReturnB	3.62%	17.97%	31.19%	14.92%	6.41%
Ratios to Average Net AssetsC,D
Expenses before reductions	.72%	.70%	.66%	.81%	.75%
Expenses net of fee waivers, if any	.72%	.70%	.66%	.81%	.75%
Expenses net of all reductions	.72%	.70%	.63%	.80%	.74%
Net investment income (loss)	.74%	.40%	.70%	.68%	.41%
Supplemental Data
Net assets, end of period (in millions)	$2,524	$2,460	$2,125	$1,438	$856
Portfolio turnover rateE	126%	112%	156%	169%	182%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Capital Appreciation Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Capital Appreciation and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,580,196
Gross unrealized depreciation	(196,921)
Net unrealized appreciation (depreciation) on securities	$1,383,275
Tax Cost	$7,235,429

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$44,868
Undistributed long-term capital gain	$899,075
Net unrealized appreciation (depreciation) on securities and other investments	$1,383,319

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$76,670	$ 372,930
Long-term Capital Gains	825,412	409,800
Total	$902,082	$ 782,730

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,395,406 and $10,856,820, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Capital Appreciation as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Capital Appreciation. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Capital Appreciation	$9,657.16
Class K	1,215.05
	$ 10,872

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $171 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,381. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,286, including $31 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $513 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $36 and a portion of class-level operating expenses as follows:

Amount
Capital Appreciation	$138

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Capital Appreciation	$15,699	$22,746
Class K	9,288	10,645
Total	$24,987	$33,391
From net realized gain
Capital Appreciation	$624,269	$552,386
Class K	252,826	196,953
Total	$877,095	$749,339

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Capital Appreciation
Shares sold	17,374	18,813	$651,570	$698,436
Reinvestment of distributions	16,417	15,586	604,128	545,521
Shares redeemed	(28,264)	(39,134)	(1,053,538)	(1,434,918)
Net increase (decrease)	5,527	(4,735)	$202,160	$(190,961)
Class K
Shares sold	13,762	17,919	$515,116	$655,739
Reinvestment of distributions	7,113	5,926	262,114	207,598
Shares redeemed	(14,510)	(19,075)	(542,085)	(700,004)
Net increase (decrease)	6,365	4,770	$235,145	$163,333

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity® Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Capital Appreciation Fund (a fund of Fidelity Capital Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Capital Appreciation Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Capital Appreciation	.81%
Actual		$1,000.00	$996.00	$4.08
Hypothetical-C		$1,000.00	$1,021.12	$4.13
Class K	.71%
Actual		$1,000.00	$996.50	$3.57
Hypothetical-C		$1,000.00	$1,021.63	$3.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Capital Appreciation Fund voted to pay on December 07, 2015, to shareholders of record at the opening of business on December 04, 2015, a distribution of $4.010 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.265 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $ 988,692,388, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Capital Appreciation Fund Class K Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K	3.62%	14.42%	8.64%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Capital Appreciation Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Capital Appreciation Fund - Class K on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$22,909	Fidelity® Capital Appreciation Fund - Class K
$21,289	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Fergus Shiel:  For the year, the fund’s share classes posted modest single-digit gains, lagging the benchmark S&P 500® index. One factor holding back the fund’s return versus the benchmark was its large allocation to pharmaceuticals, biotechnology & life sciences, a group that suffered a sharp correction. Against this backdrop, the three biggest detractors from relative performance were non-benchmark pharma/biotech holdings: Pacira Pharmaceuticals, Ireland-based Jazz Pharmaceuticals and Medivation. Positioning in the software & services area of information technology also worked against the fund’s relative result. Here, the largest detractor was index component Microsoft, which we owned for only part of the period. Conversely, a sizable underweighting in the weak-performing energy sector was a noteworthy positive. At the stock level, coffee chain Starbucks, a longtime overweighting for the fund, was by far the fund’s largest contributor. Other contributors included medical device maker Boston Scientific and Paddy Power, a Dublin-based international sports-betting and gaming company that was not in our benchmark. I significantly reduced our positions in the first two contributors and sold the third. Thanks in part to Paddy Power, the fund’s foreign exposure helped performance despite the headwind of a stronger U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	7.8	7.0
Celgene Corp.	5.5	4.7
Las Vegas Sands Corp.	4.3	1.9
Amgen, Inc.	3.0	3.8
Home Depot, Inc.	2.8	2.1
Ameriprise Financial, Inc.	2.7	4.2
Adobe Systems, Inc.	2.5	1.4
E*TRADE Financial Corp.	2.3	1.9
Ford Motor Co.	2.1	2.0
JPMorgan Chase & Co.	2.0	2.1
	35.0

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	30.3	22.1
Health Care	28.9	33.6
Financials	16.6	17.2
Information Technology	9.5	9.2
Industrials	6.6	4.4

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments 12.7%

As of April 30, 2015 *
Stocks	92.5%
Short-Term Investments and Net Other Assets (Liabilities)	7.5%

 * Foreign investments 11.0%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 30.3%
Automobiles - 3.0%
Ford Motor Co.	11,942,690	$176,871
Suzuki Motor Corp.	1,055,800	34,571
Tesla Motors, Inc. (a)	185,000	38,282
		249,724
Hotels, Restaurants & Leisure - 8.4%
Dalata Hotel Group PLC (a)	5,773,760	28,698
Las Vegas Sands Corp.	7,331,396	362,977
Starbucks Corp.	1,778,748	111,296
Whitbread PLC	1,885,561	144,351
Wyndham Worldwide Corp.	699,458	56,901
		704,223
Household Durables - 0.8%
Cairn Homes PLC (a)(b)	25,671,100	28,512
Tempur Sealy International, Inc. (a)	515,609	40,135
		68,647
Internet & Catalog Retail - 1.9%
Amazon.com, Inc. (a)	263,150	164,706
Leisure Products - 1.7%
Polaris Industries, Inc. (c)	1,263,004	141,886
Media - 4.1%
Altice NV Class A (a)	1,947,170	33,724
Havas SA	4,175,200	36,225
Interpublic Group of Companies, Inc.	3,912,294	89,709
ITV PLC	9,348,600	36,375
The Walt Disney Co.	1,282,185	145,836
		341,869
Multiline Retail - 1.7%
Dillard's, Inc. Class A (c)	607,725	54,379
Dollar General Corp.	89,699	6,079
JC Penney Corp., Inc. (a)(c)	9,197,478	84,341
		144,799
Specialty Retail - 8.7%
AutoZone, Inc. (a)	203,827	159,884
Home Depot, Inc.	1,902,300	235,200
L Brands, Inc.	398,220	38,221
Ross Stores, Inc.	608,400	30,773
TJX Companies, Inc.	1,466,515	107,334
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	515,354	89,651
Williams-Sonoma, Inc.	1,023,000	75,446
		736,509

TOTAL CONSUMER DISCRETIONARY		2,552,363

CONSUMER STAPLES - 2.5%
Tobacco - 2.5%
Altria Group, Inc.	827,500	50,039
Imperial Tobacco Group PLC	1,491,119	80,432
Reynolds American, Inc.	1,615,525	78,062
		208,533
ENERGY - 2.2%
Energy Equipment & Services - 0.3%
Schlumberger Ltd.	329,301	25,738
Oil, Gas & Consumable Fuels - 1.9%
Anadarko Petroleum Corp.	151,995	10,165
Apache Corp.	233,700	11,014
Chevron Corp.	223,900	20,348
Cimarex Energy Co.	62,137	7,336
Concho Resources, Inc. (a)	58,800	6,816
ConocoPhillips Co.	360,300	19,222
Devon Energy Corp.	233,700	9,799
EOG Resources, Inc.	179,300	15,393
Exxon Mobil Corp.	311,600	25,782
Pioneer Natural Resources Co.	68,200	9,353
Southwestern Energy Co. (a)	1,070,700	11,821
Whiting Petroleum Corp. (a)	710,500	12,242
		159,291

TOTAL ENERGY		185,029

FINANCIALS - 16.6%
Banks - 2.7%
Citigroup, Inc.	1,106,771	58,847
JPMorgan Chase & Co.	2,663,600	171,136
		229,983
Capital Markets - 8.9%
Ameriprise Financial, Inc.	1,963,531	226,513
BlackRock, Inc. Class A	227,716	80,149
Charles Schwab Corp.	1,523,493	46,497
E*TRADE Financial Corp. (a)	6,919,987	197,289
Goldman Sachs Group, Inc.	787,612	147,677
Morgan Stanley	1,666,700	54,951
		753,076
Diversified Financial Services - 4.5%
CME Group, Inc.	1,589,744	150,183
McGraw Hill Financial, Inc.	1,705,895	158,034
Moody's Corp.	758,037	72,893
		381,110
Insurance - 0.5%
ACE Ltd.	146,000	16,577
Progressive Corp.	146,000	4,837
The Travelers Companies, Inc.	146,000	16,482
		37,896

TOTAL FINANCIALS		1,402,065

HEALTH CARE - 28.9%
Biotechnology - 21.9%
Actelion Ltd.	791,990	110,091
Amgen, Inc.	1,608,523	254,436
Baxalta, Inc.	1,067,549	36,788
Biogen, Inc. (a)	400,116	116,238
BioMarin Pharmaceutical, Inc. (a)	354,495	41,490
Celgene Corp. (a)	3,764,391	461,928
Gilead Sciences, Inc.	6,059,478	655,209
Medivation, Inc. (a)	3,997,526	168,136
		1,844,316
Health Care Equipment & Supplies - 1.2%
Boston Scientific Corp. (a)	3,267,369	59,728
Intuitive Surgical, Inc. (a)	82,990	41,213
		100,941
Pharmaceuticals - 5.8%
Allergan PLC (a)	410,636	126,669
Astellas Pharma, Inc.	3,469,200	50,354
Cardiome Pharma Corp. (a)	611,563	5,003
Jazz Pharmaceuticals PLC (a)	1,094,010	150,186
Johnson & Johnson	671,800	67,872
Pacira Pharmaceuticals, Inc. (a)(c)	1,617,583	80,798
The Medicines Company (a)	301,320	10,317
		491,199

TOTAL HEALTH CARE		2,436,456

INDUSTRIALS - 6.6%
Aerospace & Defense - 1.5%
General Dynamics Corp.	86,647	12,874
Lockheed Martin Corp.	207,987	45,722
Northrop Grumman Corp.	214,200	40,216
Raytheon Co.	146,000	17,140
Textron, Inc.	146,000	6,157
United Technologies Corp.	68,100	6,702
		128,811
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	175,200	18,049
Airlines - 0.9%
Ryanair Holdings PLC sponsored ADR	996,742	77,935
Electrical Equipment - 0.5%
Acuity Brands, Inc.	105,997	23,171
Eaton Corp. PLC	282,300	15,783
		38,954
Industrial Conglomerates - 2.3%
3M Co.	292,100	45,921
General Electric Co.	5,172,868	149,599
		195,520
Machinery - 0.7%
Pentair PLC	214,200	11,978
Wabtec Corp.	547,054	45,334
		57,312
Road & Rail - 0.4%
Norfolk Southern Corp.	350,500	28,051
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	292,100	8,702

TOTAL INDUSTRIALS		553,334

INFORMATION TECHNOLOGY - 9.5%
Electronic Equipment & Components - 0.1%
CDW Corp.	194,700	8,701
Internet Software & Services - 3.7%
Alphabet, Inc. Class A (a)	166,748	122,958
Facebook, Inc. Class A (a)	1,529,700	155,984
Twitter, Inc. (a)	973,600	27,709
		306,651
IT Services - 0.7%
PayPal Holdings, Inc. (a)	1,670,147	60,142
Semiconductors & Semiconductor Equipment - 0.5%
Intel Corp.	1,314,400	44,506
Software - 4.5%
Adobe Systems, Inc. (a)	2,372,760	210,369
FireEye, Inc. (a)(c)	641,401	16,773
Microsoft Corp.	2,946,700	155,114
		382,256

TOTAL INFORMATION TECHNOLOGY		802,256

MATERIALS - 2.4%
Chemicals - 2.4%
Celanese Corp. Class A	204,500	14,530
CF Industries Holdings, Inc.	815,983	41,427
E.I. du Pont de Nemours & Co.	940,650	59,637
LyondellBasell Industries NV Class A	233,700	21,713
Potash Corp. of Saskatchewan, Inc.	1,361,860	27,579
PPG Industries, Inc.	132,700	13,835
The Dow Chemical Co.	486,800	25,153
		203,874
Metals & Mining - 0.0%
Silver Standard Resources, Inc. (a)	194,700	1,342

TOTAL MATERIALS		205,216

TOTAL COMMON STOCKS
(Cost $6,952,089)		8,345,252

Money Market Funds - 3.2%
Fidelity Cash Central Fund, 0.18% (d)	102,778,820	102,779
Fidelity Securities Lending Cash Central Fund, 0.19% (d)(e)	170,673,300	170,673
TOTAL MONEY MARKET FUNDS
(Cost $273,452)		273,452
TOTAL INVESTMENT PORTFOLIO - 102.2%
(Cost $7,225,541)		8,618,704
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(188,768)
NET ASSETS - 100%		$8,429,936

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$746
Fidelity Securities Lending Cash Central Fund	1,286
Total	$2,032

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cairn Homes PLC	$--	$29,084	$--	$--	$28,512
Oxford Industries, Inc.	52,998	--	57,067	188	--
Total	$52,998	$29,084	$57,067	$188	$28,512

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$2,552,363	$2,517,792	$34,571	$--
Consumer Staples	208,533	208,533	--	--
Energy	185,029	185,029	--	--
Financials	1,402,065	1,402,065	--	--
Health Care	2,436,456	2,386,102	50,354	--
Industrials	553,334	553,334	--	--
Information Technology	802,256	802,256	--	--
Materials	205,216	205,216	--	--
Money Market Funds	273,452	273,452	--	--
Total Investments in Securities:	$8,618,704	$8,533,779	$84,925	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.3%
Ireland	5.3%
United Kingdom	3.2%
Switzerland	1.5%
Japan	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $165,486) — See accompanying schedule: Unaffiliated issuers (cost $6,923,005)	$8,316,740
Fidelity Central Funds (cost $273,452)	273,452
Other affiliated issuers (cost $29,084)	28,512
Total Investments (cost $7,225,541)		$8,618,704
Receivable for investments sold		240,104
Receivable for fund shares sold		13,909
Dividends receivable		9,122
Distributions receivable from Fidelity Central Funds		175
Prepaid expenses		24
Other receivables		272
Total assets		8,882,310
Liabilities
Payable for investments purchased	$257,866
Payable for fund shares redeemed	18,502
Accrued management fee	4,196
Other affiliated payables	966
Other payables and accrued expenses	171
Collateral on securities loaned, at value	170,673
Total liabilities		452,374
Net Assets		$8,429,936
Net Assets consist of:
Paid in capital		$6,102,772
Undistributed net investment income		44,842
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		889,187
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,393,135
Net Assets		$8,429,936
Capital Appreciation:
Net Asset Value, offering price and redemption price per share ($5,906,402 ÷ 159,513 shares)		$37.03
Class K:
Net Asset Value, offering price and redemption price per share ($2,523,534 ÷ 68,003 shares)		$37.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends (including $188 earned from other affiliated issuers)		$125,043
Income from Fidelity Central Funds		2,032
Total income		127,075
Expenses
Management fee
Basic fee	$47,991
Performance adjustment	9,395
Transfer agent fees	10,872
Accounting and security lending fees	1,257
Custodian fees and expenses	155
Independent trustees' compensation	37
Registration fees	122
Audit	73
Legal	28
Miscellaneous	59
Total expenses before reductions	69,989
Expense reductions	(688)	69,301
Net investment income (loss)		57,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	962,293
Other affiliated issuers	27,384
Foreign currency transactions	(324)
Total net realized gain (loss)		989,353
Change in net unrealized appreciation (depreciation) on: Investment securities	(743,659)
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		(743,655)
Net gain (loss)		245,698
Net increase (decrease) in net assets resulting from operations		$303,472

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,774	$26,312
Net realized gain (loss)	989,353	989,698
Change in net unrealized appreciation (depreciation)	(743,655)	340,038
Net increase (decrease) in net assets resulting from operations	303,472	1,356,048
Distributions to shareholders from net investment income	(24,987)	(33,391)
Distributions to shareholders from net realized gain	(877,095)	(749,339)
Total distributions	(902,082)	(782,730)
Share transactions - net increase (decrease)	437,305	(27,628)
Total increase (decrease) in net assets	(161,305)	545,690
Net Assets
Beginning of period	8,591,241	8,045,551
End of period (including undistributed net investment income of $44,842 and undistributed net investment income of $16,540, respectively)	$8,429,936	$8,591,241

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Capital Appreciation Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$39.82	$37.30	$29.21	$25.51	$24.03
Income from Investment Operations
Net investment income (loss)A	.24	.11	.19	.15	.06
Net realized and unrealized gain (loss)	1.13	6.05	8.66	3.59	1.44
Total from investment operations	1.37	6.16	8.85	3.74	1.50
Distributions from net investment income	(.10)	(.14)	(.17)	(.04)	(.02)
Distributions from net realized gain	(4.06)	(3.50)	(.59)	–	–
Total distributions	(4.16)	(3.64)	(.76)	(.04)	(.02)
Net asset value, end of period	$37.03	$39.82	$37.30	$29.21	$25.51
Total ReturnB	3.50%	17.86%	31.03%	14.70%	6.24%
Ratios to Average Net AssetsC,D
Expenses before reductions	.83%	.82%	.79%	.96%	.91%
Expenses net of fee waivers, if any	.83%	.82%	.79%	.96%	.91%
Expenses net of all reductions	.82%	.81%	.77%	.95%	.90%
Net investment income (loss)	.63%	.28%	.57%	.53%	.25%
Supplemental Data
Net assets, end of period (in millions)	$5,906	$6,132	$5,920	$4,678	$4,319
Portfolio turnover rateE	126%	112%	156%	169%	182%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Capital Appreciation Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$39.90	$37.38	$29.28	$25.57	$24.09
Income from Investment Operations
Net investment income (loss)A	.28	.15	.23	.19	.10
Net realized and unrealized gain (loss)	1.14	6.06	8.67	3.61	1.44
Total from investment operations	1.42	6.21	8.90	3.80	1.54
Distributions from net investment income	(.15)	(.19)	(.21)	(.09)	(.06)
Distributions from net realized gain	(4.06)	(3.50)	(.59)	–	–
Total distributions	(4.21)	(3.69)	(.80)	(.09)	(.06)
Net asset value, end of period	$37.11	$39.90	$37.38	$29.28	$25.57
Total ReturnB	3.62%	17.97%	31.19%	14.92%	6.41%
Ratios to Average Net AssetsC,D
Expenses before reductions	.72%	.70%	.66%	.81%	.75%
Expenses net of fee waivers, if any	.72%	.70%	.66%	.81%	.75%
Expenses net of all reductions	.72%	.70%	.63%	.80%	.74%
Net investment income (loss)	.74%	.40%	.70%	.68%	.41%
Supplemental Data
Net assets, end of period (in millions)	$2,524	$2,460	$2,125	$1,438	$856
Portfolio turnover rateE	126%	112%	156%	169%	182%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Capital Appreciation Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Capital Appreciation and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,580,196
Gross unrealized depreciation	(196,921)
Net unrealized appreciation (depreciation) on securities	$1,383,275
Tax Cost	$7,235,429

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$44,868
Undistributed long-term capital gain	$899,075
Net unrealized appreciation (depreciation) on securities and other investments	$1,383,319

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$76,670	$ 372,930
Long-term Capital Gains	825,412	409,800
Total	$902,082	$ 782,730

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,395,406 and $10,856,820, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Capital Appreciation as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Capital Appreciation. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Capital Appreciation	$9,657.16
Class K	1,215.05
	$ 10,872

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $171 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,381. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,286, including $31 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $513 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $36 and a portion of class-level operating expenses as follows:

Amount
Capital Appreciation	$138

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Capital Appreciation	$15,699	$22,746
Class K	9,288	10,645
Total	$24,987	$33,391
From net realized gain
Capital Appreciation	$624,269	$552,386
Class K	252,826	196,953
Total	$877,095	$749,339

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Capital Appreciation
Shares sold	17,374	18,813	$651,570	$698,436
Reinvestment of distributions	16,417	15,586	604,128	545,521
Shares redeemed	(28,264)	(39,134)	(1,053,538)	(1,434,918)
Net increase (decrease)	5,527	(4,735)	$202,160	$(190,961)
Class K
Shares sold	13,762	17,919	$515,116	$655,739
Reinvestment of distributions	7,113	5,926	262,114	207,598
Shares redeemed	(14,510)	(19,075)	(542,085)	(700,004)
Net increase (decrease)	6,365	4,770	$235,145	$163,333

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity® Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Capital Appreciation Fund (a fund of Fidelity Capital Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Capital Appreciation Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Capital Appreciation	.81%
Actual		$1,000.00	$996.00	$4.08
Hypothetical-C		$1,000.00	$1,021.12	$4.13
Class K	.71%
Actual		$1,000.00	$996.50	$3.57
Hypothetical-C		$1,000.00	$1,021.63	$3.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Capital Appreciation Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income.

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/07/15	12/04/15	$ 0.307	$ 4.010

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $ 988,692,388, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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CAF-K-ANN-1215
1.863090.107

Fidelity® Disciplined Equity Fund Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Disciplined Equity Fund	4.66%	12.89%	6.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Disciplined Equity Fund, a class of the fund, on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,318	Fidelity® Disciplined Equity Fund
$21,289	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Alex Devereaux:  For the year, the fund’s share classes returned solid mid-single-digit gains, modestly underperforming the benchmark S&P 500®. The fund was hurt by its exposure to higher-volatility and value-oriented investments that underperformed. Security selection was a positive, although picks among retailing and utilities names weighed on the fund’s relative results. An overweighting in Navient was the fund’s biggest detractor. Shares of the consumer finance company, which focuses on education loan servicing, declined. The firm suffered a number of hits, including canceled contracts and a possible lawsuit by the U.S. Consumer Financial Protection Bureau alleging mistreatment of its borrowers. We sold our Navient position by period end. Nabors Industries also hurt performance. It fell along with the rest of the energy sector as oil prices collapsed. We sold the position in January, but not soon enough to counter the significant loss. Conversely, stock picks within energy and industrials – particularly among airlines stocks – were a big plus. Supermarket and convenience store chain Kroger continued to be a core fund holding and was our top individual contributor. Investors were attracted to the firm’s expanding revenue and profits, which beat analyst estimates this period amid a slow-growth market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.5	4.8
General Electric Co.	2.3	0.0
Amazon.com, Inc.	2.1	0.0
Johnson & Johnson	2.1	2.3
Wells Fargo & Co.	2.1	1.8
JPMorgan Chase & Co.	2.0	2.1
Procter & Gamble Co.	1.7	1.9
Bank of America Corp.	1.7	1.7
Alphabet, Inc. Class A	1.7	1.0
AT&T, Inc.	1.7	0.5
	21.9

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.3	21.5
Health Care	16.4	15.9
Consumer Discretionary	14.8	12.4
Financials	14.2	14.4
Industrials	8.5	8.4

Asset Allocation (% of fund's net assets)

As of October 31, 2015*
Stocks	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 7.6%

As of April 30, 2015*
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 6.7%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.8%
Diversified Consumer Services - 1.2%
H&R Block, Inc.	189,040	$7,044
ServiceMaster Global Holdings, Inc. (a)	294,500	10,499
		17,543
Hotels, Restaurants & Leisure - 1.7%
Las Vegas Sands Corp.	254,438	12,597
Starbucks Corp.	218,524	13,673
		26,270
Household Durables - 0.7%
Whirlpool Corp.	65,067	10,420
Internet & Catalog Retail - 2.9%
Amazon.com, Inc. (a)	51,623	32,311
Netflix, Inc. (a)	110,212	11,945
		44,256
Media - 1.3%
Comcast Corp. Class A	161,633	10,121
Gannett Co., Inc.	566,645	8,964
		19,085
Multiline Retail - 1.2%
Macy's, Inc.	245,664	12,524
Target Corp.	66,221	5,111
		17,635
Specialty Retail - 4.3%
Best Buy Co., Inc.	145,185	5,086
GameStop Corp. Class A (b)	242,556	11,175
Home Depot, Inc.	178,790	22,106
Michaels Companies, Inc. (a)	376,066	8,792
Ross Stores, Inc.	111,584	5,644
Staples, Inc.	955,458	12,411
		65,214
Textiles, Apparel & Luxury Goods - 1.5%
Michael Kors Holdings Ltd. (a)	115,981	4,482
NIKE, Inc. Class B	63,716	8,349
PVH Corp.	115,927	10,544
		23,375

TOTAL CONSUMER DISCRETIONARY		223,798

CONSUMER STAPLES - 8.2%
Beverages - 0.8%
PepsiCo, Inc.	98,622	10,078
The Coca-Cola Co.	51,607	2,186
		12,264
Food & Staples Retailing - 2.2%
CVS Health Corp.	198,650	19,623
Kroger Co.	366,998	13,873
		33,496
Food Products - 0.6%
Flowers Foods, Inc.	47,587	1,285
Mead Johnson Nutrition Co. Class A	24,374	1,999
The J.M. Smucker Co.	49,591	5,821
		9,105
Household Products - 1.7%
Procter & Gamble Co.	346,843	26,492
Personal Products - 1.6%
Coty, Inc. Class A	355,267	10,285
Herbalife Ltd. (a)	183,350	10,275
Nu Skin Enterprises, Inc. Class A	76,801	2,935
		23,495
Tobacco - 1.3%
Altria Group, Inc.	69,901	4,227
Reynolds American, Inc.	304,282	14,703
		18,930

TOTAL CONSUMER STAPLES		123,782

ENERGY - 6.3%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	233,528	12,302
Cameron International Corp. (a)	169,651	11,538
Schlumberger Ltd.	56,333	4,403
		28,243
Oil, Gas & Consumable Fuels - 4.4%
Chevron Corp.	199,328	18,115
Cimarex Energy Co.	13,261	1,566
Exxon Mobil Corp.	43,801	3,624
HollyFrontier Corp.	218,846	10,717
PBF Energy, Inc. Class A	352,327	11,979
Phillips 66 Co.	113,541	10,111
World Fuel Services Corp.	254,845	11,330
		67,442

TOTAL ENERGY		95,685

FINANCIALS - 14.2%
Banks - 7.4%
Bank of America Corp.	1,549,293	25,997
Citigroup, Inc.	451,554	24,009
JPMorgan Chase & Co.	472,341	30,348
Wells Fargo & Co.	596,071	32,271
		112,625
Capital Markets - 1.0%
Goldman Sachs Group, Inc.	81,069	15,200
Consumer Finance - 1.7%
Ally Financial, Inc. (a)	38,115	759
Capital One Financial Corp.	192,832	15,214
Santander Consumer U.S.A. Holdings, Inc. (a)	491,601	8,854
Synchrony Financial (a)(b)	27,729	853
		25,680
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	90,728	12,341
Insurance - 1.1%
ACE Ltd.	1,163	132
American International Group, Inc.	36,276	2,288
Assured Guaranty Ltd.	412,695	11,324
MetLife, Inc.	15,762	794
Prudential Financial, Inc.	16,521	1,363
		15,901
Real Estate Investment Trusts - 0.7%
Annaly Capital Management, Inc.	1,066,078	10,607
Real Estate Management & Development - 1.5%
CBRE Group, Inc. (a)	311,905	11,628
Jones Lang LaSalle, Inc.	66,521	11,090
		22,718

TOTAL FINANCIALS		215,072

HEALTH CARE - 16.4%
Biotechnology - 5.0%
AbbVie, Inc.	319,904	19,050
Amgen, Inc.	120,550	19,069
Gilead Sciences, Inc.	194,850	21,069
Incyte Corp. (a)	70,480	8,284
Medivation, Inc. (a)	194,573	8,184
		75,656
Health Care Equipment & Supplies - 0.4%
Medtronic PLC	74,786	5,528
Health Care Providers & Services - 5.3%
AmerisourceBergen Corp.	134,261	12,958
Cardinal Health, Inc.	164,342	13,509
Centene Corp. (a)	158,428	9,423
Express Scripts Holding Co. (a)	187,432	16,190
McKesson Corp.	76,389	13,658
UnitedHealth Group, Inc.	127,384	15,003
		80,741
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	121,727	4,596
Pharmaceuticals - 5.4%
Eli Lilly & Co.	218,888	17,855
Endo Health Solutions, Inc. (a)	188,847	11,329
Johnson & Johnson	319,605	32,290
Mylan N.V.	143,100	6,309
Pfizer, Inc.	413,638	13,989
		81,772

TOTAL HEALTH CARE		248,293

INDUSTRIALS - 8.5%
Aerospace & Defense - 2.2%
Huntington Ingalls Industries, Inc.	98,298	11,790
Raytheon Co.	72,723	8,538
The Boeing Co.	88,429	13,094
		33,422
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	19,384	1,345
Airlines - 2.9%
American Airlines Group, Inc.	305,236	14,108
Southwest Airlines Co.	324,973	15,043
United Continental Holdings, Inc. (a)	230,668	13,912
		43,063
Construction & Engineering - 0.3%
AECOM Technology Corp. (a)	172,493	5,083
Industrial Conglomerates - 2.3%
General Electric Co.	1,224,348	35,408
Machinery - 0.7%
AGCO Corp.	202,253	9,787
SPX Flow, Inc. (a)	28,500	966
		10,753

TOTAL INDUSTRIALS		129,074

INFORMATION TECHNOLOGY - 21.3%
Communications Equipment - 0.9%
Brocade Communications Systems, Inc.	62,597	652
Cisco Systems, Inc.	268,102	7,735
CommScope Holding Co., Inc. (a)	172,318	5,588
		13,975
Internet Software & Services - 3.5%
Alphabet, Inc.:
Class A (a)	34,864	25,708
Class C	3,530	2,509
eBay, Inc. (a)	540,292	15,074
Facebook, Inc. Class A (a)	99,178	10,113
		53,404
IT Services - 6.2%
Accenture PLC Class A	73,645	7,895
Cognizant Technology Solutions Corp. Class A (a)	216,449	14,742
Computer Sciences Corp.	17,795	1,185
Fidelity National Information Services, Inc.	67,993	4,958
Global Payments, Inc.	63,043	8,600
IBM Corp.	11,290	1,582
Leidos Holdings, Inc.	223,236	11,736
PayPal Holdings, Inc. (a)	427,684	15,401
Visa, Inc. Class A	222,073	17,228
Xerox Corp.	1,063,665	9,988
		93,315
Semiconductors & Semiconductor Equipment - 3.0%
Avago Technologies Ltd.	114,868	14,144
Broadcom Corp. Class A	230,866	11,867
Freescale Semiconductor, Inc. (a)	279,630	9,365
Marvell Technology Group Ltd.	1,189,026	9,762
		45,138
Software - 3.1%
Citrix Systems, Inc. (a)	134,553	11,047
Electronic Arts, Inc. (a)	91,449	6,591
King Digital Entertainment PLC (b)	386,526	5,782
Microsoft Corp.	314,628	16,562
Oracle Corp.	23,746	922
Workday, Inc. Class A (a)	81,081	6,403
		47,307
Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	568,897	67,980
HP, Inc.	45,587	1,229
		69,209

TOTAL INFORMATION TECHNOLOGY		322,348

MATERIALS - 4.3%
Chemicals - 2.4%
Eastman Chemical Co.	148,607	10,725
LyondellBasell Industries NV Class A	151,883	14,111
The Mosaic Co.	359,739	12,156
		36,992
Containers & Packaging - 1.2%
Sealed Air Corp.	150,233	7,379
WestRock Co.	187,184	10,063
		17,442
Metals & Mining - 0.3%
Steel Dynamics, Inc.	248,995	4,599
Paper & Forest Products - 0.4%
Domtar Corp.	160,085	6,602

TOTAL MATERIALS		65,635

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	761,137	25,506
Verizon Communications, Inc.	157,047	7,362
		32,868
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	216,716	8,211

TOTAL TELECOMMUNICATION SERVICES		41,079

UTILITIES - 1.4%
Electric Utilities - 0.8%
Exelon Corp.	425,586	11,882
Independent Power and Renewable Electricity Producers - 0.6%
NRG Energy, Inc.	763,604	9,843

TOTAL UTILITIES		21,725

TOTAL COMMON STOCKS
(Cost $1,396,535)		1,486,491

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.18% (c)	33,468,832	33,469
Fidelity Securities Lending Cash Central Fund, 0.19% (c)(d)	12,757,700	12,758
TOTAL MONEY MARKET FUNDS
(Cost $46,227)		46,227
TOTAL INVESTMENT PORTFOLIO - 101.2%
(Cost $1,442,762)		1,532,718
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(18,129)
NET ASSETS - 100%		$1,514,589

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$44
Fidelity Securities Lending Cash Central Fund	342
Total	$386

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $12,455) — See accompanying schedule: Unaffiliated issuers (cost $1,396,535)	$1,486,491
Fidelity Central Funds (cost $46,227)	46,227
Total Investments (cost $1,442,762)		$1,532,718
Receivable for fund shares sold		4,509
Dividends receivable		1,330
Distributions receivable from Fidelity Central Funds		42
Prepaid expenses		4
Other receivables		348
Total assets		1,538,951
Liabilities
Payable for fund shares redeemed	$10,293
Accrued management fee	709
Other affiliated payables	200
Other payables and accrued expenses	402
Collateral on securities loaned, at value	12,758
Total liabilities		24,362
Net Assets		$1,514,589
Net Assets consist of:
Paid in capital		$1,444,708
Undistributed net investment income		12,073
Accumulated undistributed net realized gain (loss) on investments		(32,148)
Net unrealized appreciation (depreciation) on investments		89,956
Net Assets		$1,514,589
Disciplined Equity:
Net Asset Value, offering price and redemption price per share ($1,385,386 ÷ 40,524.9 shares)		$34.19
Class K:
Net Asset Value, offering price and redemption price per share ($129,203 ÷ 3,782.6 shares)		$34.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$26,409
Income from Fidelity Central Funds		386
Total income		26,795
Expenses
Management fee
Basic fee	$7,717
Performance adjustment	2,093
Transfer agent fees	1,989
Accounting and security lending fees	448
Custodian fees and expenses	23
Independent trustees' compensation	6
Registration fees	45
Audit	70
Legal	6
Interest	2
Miscellaneous	3
Total expenses before reductions	12,402
Expense reductions	(47)	12,355
Net investment income (loss)		14,440
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	120,276
Futures contracts	626
Total net realized gain (loss)		120,902
Change in net unrealized appreciation (depreciation) on investment securities		(59,067)
Net gain (loss)		61,835
Net increase (decrease) in net assets resulting from operations		$76,275

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,440	$17,308
Net realized gain (loss)	120,902	165,730
Change in net unrealized appreciation (depreciation)	(59,067)	19,428
Net increase (decrease) in net assets resulting from operations	76,275	202,466
Distributions to shareholders from net investment income	(15,079)	(29,580)
Distributions to shareholders from net realized gain	(87,691)	(11,309)
Total distributions	(102,770)	(40,889)
Share transactions - net increase (decrease)	144,601	(74,028)
Total increase (decrease) in net assets	118,106	87,549
Net Assets
Beginning of period	1,396,483	1,308,934
End of period (including undistributed net investment income of $12,073 and undistributed net investment income of $12,653, respectively)	$1,514,589	$1,396,483

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Disciplined Equity Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.18	$31.30	$24.47	$21.79	$21.67
Income from Investment Operations
Net investment income (loss)A	.35	.41	.53	.40	.28
Net realized and unrealized gain (loss)	1.26	4.43	6.85	2.59	.05
Total from investment operations	1.61	4.84	7.38	2.99	.33
Distributions from net investment income	(.38)	(.69)	(.55)	(.31)	(.21)
Distributions from net realized gain	(2.22)	(.27)	–	–	–
Total distributions	(2.60)	(.96)	(.55)	(.31)	(.21)
Net asset value, end of period	$34.19	$35.18	$31.30	$24.47	$21.79
Total ReturnB	4.66%	15.80%	30.80%	13.95%	1.51%
Ratios to Average Net AssetsC,D
Expenses before reductions	.89%	.50%	.07%	.54%	.59%
Expenses net of fee waivers, if any	.89%	.50%	.07%	.54%	.59%
Expenses net of all reductions	.89%	.50%	(.01)%E	.52%	.58%
Net investment income (loss)	1.02%	1.24%	1.97%	1.72%	1.22%
Supplemental Data
Net assets, end of period (in millions)	$1,385	$1,238	$1,156	$3,948	$7,233
Portfolio turnover rateF	187%	184%	156%	147%	153%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E The ratio of expenses net of all reductions to average net assets includes non-recurring payments by certain of the fund's brokers for commissions recaptured during the period. Excluding these payments, the ratio would have been 0.05% and the total return would've been 30.74%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Disciplined Equity Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.15	$31.29	$24.49	$21.81	$21.69
Income from Investment Operations
Net investment income (loss)A	.38	.45	.61	.43	.31
Net realized and unrealized gain (loss)	1.27	4.41	6.79	2.60	.06
Total from investment operations	1.65	4.86	7.40	3.03	.37
Distributions from net investment income	(.42)	(.73)	(.60)	(.35)	(.25)
Distributions from net realized gain	(2.22)	(.27)	–	–	–
Total distributions	(2.64)	(1.00)	(.60)	(.35)	(.25)
Net asset value, end of period	$34.16	$35.15	$31.29	$24.49	$21.81
Total ReturnB	4.78%	15.89%	30.96%	14.14%	1.68%
Ratios to Average Net AssetsC,D
Expenses before reductions	.79%	.39%	(.18)%E	.39%	.43%
Expenses net of fee waivers, if any	.79%	.39%	(.18)%E	.39%	.43%
Expenses net of all reductions	.79%	.39%	(.26)%E,F	.37%	.42%
Net investment income (loss)	1.12%	1.35%	2.22%	1.87%	1.38%
Supplemental Data
Net assets, end of period (in millions)	$129	$158	$153	$131	$95
Portfolio turnover rateG	187%	184%	156%	147%	153%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Expense ratio is negative due to the timing of negative management fee performance adjustments in relation to fluctuating net assets of the class.

 F The ratio of expenses net of all reductions to average net assets includes non-recurring payments by certain of the fund's brokers for commissions recaptured during the period. Excluding these payments, the ratio would have been (0.20)% and the total return would've been 30.90%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Disciplined Equity Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$138,999
Gross unrealized depreciation	(51,765)
Net unrealized appreciation (depreciation) on securities	$87,234
Tax Cost	$1,445,484

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,454
Undistributed long-term capital gain	$69,109
Net unrealized appreciation (depreciation) on securities and other investments	$87,235

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(102,570)

Due to large redemptions in a prior period, $102,570 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $47,725 per year.

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$57,032	$ 40,889
Long-term Capital Gains	45,738	–
Total	$102,770	$ 40,889

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain of $626 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $2,631,948 and $2,580,613, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Disciplined Equity as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Disciplined Equity. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Disciplined Equity	$1,917.15
Class K	72.05
	$ 1,989

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$57,625.39%		$2

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $748. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $342, including $32 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6 and a portion of class-level operating expenses as follows:

Amount
Disciplined Equity	$30

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Disciplined Equity	$13,214	$25,989
Class K	1,865	3,591
Total	$15,079	$29,580
From net realized gain
Disciplined Equity	$77,745	$10,004
Class K	9,946	1,305
Total	$87,691	$11,309

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Disciplined Equity
Shares sold	6,822	2,332	$221,673	$75,217
Reinvestment of distributions	2,529	1,075	85,602	33,942
Shares redeemed	(4,031)	(5,131)	(137,608)	(170,025)
Net increase (decrease)	5,320	(1,724)	$169,667	$(60,866)
Class K
Shares sold	584	734	$19,748	$24,242
Reinvestment of distributions	350	155	11,810	4,896
Shares redeemed	(1,646)	(1,281)	(56,624)	(42,300)
Net increase (decrease)	(712)	(392)	$(25,066)	$(13,162)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity® Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Disciplined Equity Fund (a fund of Fidelity Capital Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Disciplined Equity Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Disciplined Equity	.89%
Actual		$1,000.00	$997.10	$4.48
Hypothetical-C		$1,000.00	$1,020.72	$4.53
Class K	.79%
Actual		$1,000.00	$997.70	$3.98
Hypothetical-C		$1,000.00	$1,021.22	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Disciplined Equity Fund voted to pay on December 7, 2015, to shareholders of record at the opening of business on December 4, 2015, a distribution of $1.648 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.357 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $69,242,695, or, if subsequently determined to be different, the net capital gain of such year.

Disciplined Equity Fund designates 34% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Disciplined Equity Fund designates 35% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Disciplined Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2013 and January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Disciplined Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Disciplined Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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FDE-ANN-1215
1.538372.118

Fidelity Advisor® Stock Selector Small Cap Fund

Class A, Class T, Class B and Class C

Annual Report

October 31, 2015

Class A, Class T, Class B and Class C are classes of Fidelity® Stock Selector Small Cap Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(1.80)%	10.53%	5.69%
Class T (incl. 3.50% sales charge)	0.27%	10.71%	5.68%
Class B (incl. contingent deferred sales charge)	(1.36)%	10.70%	5.75%
Class C (incl. contingent deferred sales charge)	2.41%	10.98%	5.63%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 2, 2007. Returns prior to May 2, 2007, are those of Fidelity® Stock Selector Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to May 2, 2007, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 2, 2007. Returns prior to May 2, 2007, are those of Fidelity® Stock Selector Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to May 2, 2007, would have been lower.

 Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 2, 2007. Returns prior to May 2, 2007, are those of Fidelity® Stock Selector Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to May 2, 2007, would have been lower.

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 2, 2007. Returns prior to May 2, 2007, are those of Fidelity® Stock Selector Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to May 2, 2007, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Small Cap Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$17,395	Fidelity Advisor® Stock Selector Small Cap Fund - Class A
$20,556	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Lead Portfolio Manager Richard Thompson:  For the year, the fund’s share classes (excluding sales charges, if applicable) strongly outpaced the roughly flat return of its benchmark Russell 2000® Index, with significant performance dispersion by sector. For example, energy was down 44%, while information technology advanced 10%. Amid this volatile environment, the fund’s stock selection was the primary driver of relative outperformance. An out-of-index stake in transaction processor Global Payments was the fund’s top individual contributor. The stock performed well, mainly due to the company’s stable business and investors’ perception of the stock as a defensive name. Pharmaceuticals, biotechnology & life sciences companies bluebird bio and Auspex Pharmaceuticals also helped. Auspex was sold by period end. Conversely, stock choices in materials, led by titanium dioxide producer Tronox, dragged on the fund’s return. Over the course of the past year, China’s economic slowdown derailed demand for titanium dioxide, which provides brightness to coatings, plastics and paper. We sold some of the fund’s stake in Tronox by period end. Several energy names also hampered performance, including our position in Stone Energy. Bristow Group, which provides helicopter services to offshore energy companies, also declined.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Bank of the Ozarks, Inc.	1.8	1.3
PacWest Bancorp	1.4	1.2
Huntington Bancshares, Inc.	1.4	1.2
Global Payments, Inc.	1.4	1.2
Banner Corp.	1.2	1.0
MB Financial, Inc.	1.2	0.9
Associated Banc-Corp.	1.2	1.2
WSFS Financial Corp.	1.2	0.9
Mid-America Apartment Communities, Inc.	1.1	1.0
Allied World Assurance Co. Holdings AG	1.1	1.0
	13.0

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.0	22.7
Information Technology	17.9	18.4
Health Care	14.6	15.1
Consumer Discretionary	12.8	13.5
Industrials	12.7	13.2

Asset Allocation (% of fund's net assets)

As of October 31, 2015*
Stocks and Equity Futures	96.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

 * Foreign investments - 7.1%

As of April 30, 2015 *
Stocks and Equity Futures	98.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 8.2%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.8%
Auto Components - 2.3%
Cooper Tire & Rubber Co.	176,620	$7,381
Standard Motor Products, Inc.	121,402	5,372
Tenneco, Inc. (a)	227,984	12,902
Visteon Corp. (a)	67,200	7,330
		32,985
Diversified Consumer Services - 0.7%
Service Corp. International	333,000	9,411
Hotels, Restaurants & Leisure - 1.9%
Bloomin' Brands, Inc.	370,084	6,280
Buffalo Wild Wings, Inc. (a)	49,000	7,559
Domino's Pizza, Inc.	41,800	4,459
Texas Roadhouse, Inc. Class A	270,657	9,297
		27,595
Household Durables - 1.6%
Ethan Allen Interiors, Inc. (b)	357,179	9,719
Helen of Troy Ltd. (a)	59,700	5,923
Jarden Corp. (a)	168,877	7,566
		23,208
Leisure Products - 1.3%
Brunswick Corp.	193,900	10,434
Vista Outdoor, Inc. (a)	168,566	7,538
		17,972
Media - 0.8%
Nexstar Broadcasting Group, Inc. Class A (b)	210,335	11,196
Multiline Retail - 0.5%
Dillard's, Inc. Class A	82,256	7,360
Specialty Retail - 1.7%
Chico's FAS, Inc.	355,627	4,915
Genesco, Inc. (a)	104,675	6,558
GNC Holdings, Inc.	206,900	6,155
Murphy U.S.A., Inc. (a)	104,600	6,419
		24,047
Textiles, Apparel & Luxury Goods - 2.0%
Deckers Outdoor Corp. (a)	116,000	6,457
G-III Apparel Group Ltd. (a)	201,810	11,118
Steven Madden Ltd. (a)	340,959	11,882
		29,457

TOTAL CONSUMER DISCRETIONARY		183,231

CONSUMER STAPLES - 3.0%
Beverages - 0.3%
Coca-Cola Bottling Co. Consolidated	23,080	4,875
Food & Staples Retailing - 0.6%
Casey's General Stores, Inc.	87,650	9,310
Food Products - 1.4%
Greencore Group PLC	1,094,600	5,096
Ingredion, Inc.	44,000	4,183
J&J Snack Foods Corp.	56,050	6,882
Pinnacle Foods, Inc.	74,100	3,266
		19,427
Personal Products - 0.7%
Coty, Inc. Class A (b)	144,500	4,183
Inter Parfums, Inc.	189,000	5,220
		9,403

TOTAL CONSUMER STAPLES		43,015

ENERGY - 3.1%
Energy Equipment & Services - 0.8%
Atwood Oceanics, Inc.	119,474	1,977
Bristow Group, Inc.	149,251	5,183
Total Energy Services, Inc.	334,100	3,748
		10,908
Oil, Gas & Consumable Fuels - 2.3%
Boardwalk Pipeline Partners, LP	372,300	4,773
Diamondback Energy, Inc.	85,807	6,336
Newfield Exploration Co. (a)	165,488	6,651
PDC Energy, Inc. (a)	107,700	6,499
Stone Energy Corp. (a)(b)	443,267	2,478
Western Refining, Inc.	158,988	6,617
		33,354

TOTAL ENERGY		44,262

FINANCIALS - 24.0%
Banks - 11.1%
Associated Banc-Corp.	872,023	16,865
BancFirst Corp.	135,683	8,362
Bank of the Ozarks, Inc.	514,336	25,723
Banner Corp.	357,029	17,519
BBCN Bancorp, Inc.	826,586	13,878
Community Bank System, Inc.	139,363	5,680
Huntington Bancshares, Inc.	1,812,600	19,884
Investors Bancorp, Inc.	1,138,800	14,246
MB Financial, Inc.	525,100	16,929
PacWest Bancorp	444,775	20,033
		159,119
Capital Markets - 2.1%
AURELIUS AG	249,242	11,122
OM Asset Management Ltd.	630,689	9,574
Raymond James Financial, Inc.	180,700	9,958
		30,654
Insurance - 3.1%
Allied World Assurance Co. Holdings AG	444,887	16,176
Aspen Insurance Holdings Ltd.	210,010	10,209
Primerica, Inc.	229,069	10,911
StanCorp Financial Group, Inc.	64,323	7,379
		44,675
Real Estate Investment Trusts - 6.5%
Coresite Realty Corp.	204,100	11,215
Cousins Properties, Inc.	1,224,180	12,291
Equity Lifestyle Properties, Inc.	221,000	13,366
Kite Realty Group Trust	386,726	10,213
Mid-America Apartment Communities, Inc.	193,800	16,510
National Retail Properties, Inc. (b)	222,359	8,450
Ramco-Gershenson Properties Trust (SBI)	729,850	12,261
Store Capital Corp.	391,180	8,868
		93,174
Thrifts & Mortgage Finance - 1.2%
WSFS Financial Corp.	528,242	16,782

TOTAL FINANCIALS		344,404

HEALTH CARE - 14.6%
Biotechnology - 7.5%
ACADIA Pharmaceuticals, Inc. (a)	173,352	6,036
Agios Pharmaceuticals, Inc. (a)(b)	44,420	3,236
Anacor Pharmaceuticals, Inc. (a)	66,600	7,487
BioMarin Pharmaceutical, Inc. (a)	35,256	4,126
Biotie Therapies Corp. sponsored ADR	171,200	2,244
bluebird bio, Inc. (a)	30,800	2,376
Cellectis SA sponsored ADR	117,600	3,111
Chimerix, Inc. (a)	126,560	4,959
Coherus BioSciences, Inc. (b)	155,500	4,331
Curis, Inc. (a)	1,466,283	2,991
CytomX Therapeutics, Inc.	27,627	259
CytomX Therapeutics, Inc.	68,600	713
DBV Technologies SA sponsored ADR (a)	900	31
Dyax Corp. (a)	297,985	8,204
Genocea Biosciences, Inc. (a)	238,158	1,141
Heron Therapeutics, Inc. (a)(b)	144,200	3,954
Insmed, Inc. (a)	192,672	3,823
Intercept Pharmaceuticals, Inc. (a)	19,503	3,066
Isis Pharmaceuticals, Inc. (a)	73,128	3,521
La Jolla Pharmaceutical Co. (a)	140,800	3,519
Mirati Therapeutics, Inc. (a)(b)	158,506	5,608
Neurocrine Biosciences, Inc. (a)	165,160	8,108
Novavax, Inc. (a)	579,638	3,913
ProNai Therapeutics, Inc. (a)(b)	141,600	2,430
Spark Therapeutics, Inc.	81,100	4,371
TESARO, Inc. (a)	98,300	4,470
Ultragenyx Pharmaceutical, Inc. (a)	70,300	6,984
Xencor, Inc. (a)	235,800	2,554
		107,566
Health Care Equipment & Supplies - 3.3%
CONMED Corp.	77,859	3,158
Hologic, Inc. (a)	159,900	6,214
Integra LifeSciences Holdings Corp. (a)	113,106	6,738
NxStage Medical, Inc. (a)	373,400	6,240
Sirona Dental Systems, Inc. (a)	53,500	5,838
Steris Corp.	53,400	4,002
Teleflex, Inc.	62,000	8,246
Wright Medical Group NV (a)	359,577	6,951
		47,387
Health Care Providers & Services - 2.4%
AmSurg Corp. (a)	102,500	7,184
Molina Healthcare, Inc. (a)	112,400	6,969
Surgical Care Affiliates, Inc. (a)	224,664	6,652
Team Health Holdings, Inc. (a)	83,000	4,953
Wellcare Health Plans, Inc. (a)	100,900	8,940
		34,698
Health Care Technology - 0.1%
Press Ganey Holdings, Inc.	34,318	1,076
Life Sciences Tools & Services - 0.4%
Bruker Corp. (a)	314,234	5,772
Pharmaceuticals - 0.9%
Prestige Brands Holdings, Inc. (a)	116,046	5,687
Theravance, Inc. (b)	300,451	2,638
ZS Pharma, Inc. (a)	79,900	5,194
		13,519

TOTAL HEALTH CARE		210,018

INDUSTRIALS - 12.7%
Aerospace & Defense - 1.9%
Moog, Inc. Class A (a)	120,105	7,418
Orbital ATK, Inc.	100,559	8,610
Teledyne Technologies, Inc. (a)	128,366	11,454
		27,482
Air Freight & Logistics - 0.8%
Hub Group, Inc. Class A (a)	296,020	11,835
Airlines - 0.6%
JetBlue Airways Corp. (a)(b)	337,200	8,376
Commercial Services & Supplies - 2.2%
Deluxe Corp.	186,300	11,094
Interface, Inc.	258,000	5,044
Multi-Color Corp.	100,300	7,807
West Corp.	334,700	7,969
		31,914
Construction & Engineering - 0.9%
EMCOR Group, Inc.	259,100	12,509
Electrical Equipment - 0.4%
OSRAM Licht AG	103,749	6,105
Machinery - 2.8%
AGCO Corp. (b)	153,600	7,433
Kornit Digital Ltd. (a)	357,100	4,264
KUKA AG (b)	74,100	6,265
Terex Corp.	102,400	2,054
TriMas Corp. (a)	317,286	6,349
Valmont Industries, Inc.	75,400	8,176
Wabtec Corp.	67,116	5,562
		40,103
Professional Services - 1.0%
Dun & Bradstreet Corp.	75,294	8,574
Stantec, Inc.	236,000	5,923
		14,497
Trading Companies & Distributors - 2.1%
Kaman Corp.	215,200	8,369
Titan Machinery, Inc. (a)(b)	469,061	5,737
Watsco, Inc.	93,900	11,553
WESCO International, Inc. (a)	82,000	4,012
		29,671

TOTAL INDUSTRIALS		182,492

INFORMATION TECHNOLOGY - 17.9%
Communications Equipment - 1.0%
F5 Networks, Inc. (a)	38,300	4,221
Ixia (a)	511,631	7,373
Radware Ltd. (a)	140,296	2,092
		13,686
Electronic Equipment & Components - 2.0%
CDW Corp.	282,300	12,616
Fitbit, Inc. (b)	100,700	4,082
Jabil Circuit, Inc.	229,600	5,276
Trimble Navigation Ltd. (a)	315,900	7,187
		29,161
Internet Software & Services - 3.9%
Bankrate, Inc. (a)	687,665	8,163
Constant Contact, Inc. (a)	112,400	2,934
Gogo, Inc. (a)(b)	102,800	1,453
HomeAway, Inc. (a)	135,800	4,286
IAC/InterActiveCorp	89,600	6,004
MINDBODY, Inc. (b)	142,800	2,233
NIC, Inc.	388,549	7,371
Pandora Media, Inc. (a)	236,500	2,722
Rackspace Hosting, Inc. (a)	275,383	7,119
Stamps.com, Inc. (a)	80,598	6,094
Web.com Group, Inc. (a)	317,795	7,459
		55,838
IT Services - 4.0%
ExlService Holdings, Inc. (a)	328,638	14,546
Global Payments, Inc.	144,100	19,657
Maximus, Inc.	234,700	16,007
WEX, Inc. (a)	84,100	7,561
		57,771
Semiconductors & Semiconductor Equipment - 1.9%
Cirrus Logic, Inc. (a)	209,300	6,453
Intersil Corp. Class A	473,200	6,412
Monolithic Power Systems, Inc.	176,930	11,044
Qorvo, Inc. (a)	65,850	2,893
		26,802
Software - 3.5%
BroadSoft, Inc. (a)	136,285	4,357
CommVault Systems, Inc. (a)	186,723	7,566
Fair Isaac Corp.	70,700	6,531
Fleetmatics Group PLC (a)	47,700	2,655
HubSpot, Inc.	6,851	355
Interactive Intelligence Group, Inc. (a)	13,695	443
Pegasystems, Inc.	157,000	4,379
Qlik Technologies, Inc. (a)	106,800	3,350
RealPage, Inc. (a)	152,700	2,581
RingCentral, Inc. (a)	128,100	2,370
Rovi Corp. (a)	128,341	1,174
SolarWinds, Inc. (a)	133,100	7,724
Synchronoss Technologies, Inc. (a)	215,086	7,567
		51,052
Technology Hardware, Storage & Peripherals - 1.6%
Electronics for Imaging, Inc. (a)	165,475	7,685
Nimble Storage, Inc. (a)	202,100	4,567
Quantum Corp. (a)	2,987,041	2,509
Silicon Graphics International Corp. (a)(b)	666,557	2,913
Super Micro Computer, Inc. (a)(b)	205,488	5,797
		23,471

TOTAL INFORMATION TECHNOLOGY		257,781

MATERIALS - 3.6%
Chemicals - 1.5%
Axiall Corp.	146,654	2,970
Innospec, Inc.	64,199	3,546
PolyOne Corp.	206,999	6,922
Sensient Technologies Corp.	129,900	8,479
		21,917
Containers & Packaging - 1.5%
Avery Dennison Corp.	83,000	5,393
Berry Plastics Group, Inc. (a)	316,040	10,587
Silgan Holdings, Inc.	97,200	4,945
		20,925
Metals & Mining - 0.6%
Compass Minerals International, Inc.	80,700	6,556
Steel Dynamics, Inc.	131,200	2,423
		8,979

TOTAL MATERIALS		51,821

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
8x8, Inc. (a)	145,601	1,552
Cogent Communications Group, Inc.	121,300	3,726
FairPoint Communications, Inc. (a)	25,500	409
Lumos Networks Corp.	37,100	481
Towerstream Corp. (a)(b)	2,829,372	2,252
		8,420
UTILITIES - 3.2%
Electric Utilities - 1.7%
El Paso Electric Co.	142,720	5,519
Great Plains Energy, Inc.	167,320	4,601
IDACORP, Inc.	102,700	6,865
Portland General Electric Co.	191,568	7,103
		24,088
Gas Utilities - 1.5%
Atmos Energy Corp.	110,138	6,939
Laclede Group, Inc.	128,600	7,532
New Jersey Resources Corp.	46,659	1,478
Southwest Gas Corp.	105,300	6,472
		22,421

TOTAL UTILITIES		46,509

TOTAL COMMON STOCKS
(Cost $1,205,620)		1,371,953
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.06% 12/3/15 to 12/17/15 (c)
(Cost $390)	390	390
	Shares	Value (000s)

Money Market Funds - 9.9%
Fidelity Cash Central Fund, 0.18% (d)	85,833,387	$85,833
Fidelity Securities Lending Cash Central Fund, 0.19% (d)(e)	56,685,976	56,686
TOTAL MONEY MARKET FUNDS
(Cost $142,519)		142,519
TOTAL INVESTMENT PORTFOLIO - 105.4%
(Cost $1,348,529)		1,514,862
NET OTHER ASSETS (LIABILITIES) - (5.4)%		(77,512)
NET ASSETS - 100%		$1,437,350

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
102 ICE Russell 2000 Index Contracts (United States)	Dec. 2015	11,815	$583

The face value of futures purchased as a percentage of Net Assets is 0.8%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $390,000.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$68
Fidelity Securities Lending Cash Central Fund	572
Total	$640

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$183,231	$183,231	$--	$--
Consumer Staples	43,015	43,015	--	--
Energy	44,262	44,262	--	--
Financials	344,404	344,404	--	--
Health Care	210,018	209,759	259	--
Industrials	182,492	182,492	--	--
Information Technology	257,781	257,781	--	--
Materials	51,821	51,821	--	--
Telecommunication Services	8,420	8,420	--	--
Utilities	46,509	46,509	--	--
U.S. Government and Government Agency Obligations	390	--	390	--
Money Market Funds	142,519	142,519	--	--
Total Investments in Securities:	$1,514,862	$1,514,213	$649	$--
Derivative Instruments:
Assets
Futures Contracts	$583	$583	$--	$--
Total Assets	$583	$583	$--	$--
Total Derivative Instruments:	$583	$583	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Equity Risk
Futures Contracts(a)	$583	$0
Total Equity Risk	583	0
Total Value of Derivatives	$583	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $55,317) — See accompanying schedule: Unaffiliated issuers (cost $1,206,010)	$1,372,343
Fidelity Central Funds (cost $142,519)	142,519
Total Investments (cost $1,348,529)		$1,514,862
Segregated cash with brokers for derivative instruments		504
Cash		342
Foreign currency held at value (cost $13)		13
Receivable for investments sold		4,859
Receivable for fund shares sold		1,988
Dividends receivable		471
Distributions receivable from Fidelity Central Funds		93
Prepaid expenses		4
Other receivables		21
Total assets		1,523,157
Liabilities
Payable for investments purchased	$22,228
Payable for fund shares redeemed	5,766
Accrued management fee	679
Distribution and service plan fees payable	7
Payable for daily variation margin for derivative instruments	47
Other affiliated payables	343
Other payables and accrued expenses	51
Collateral on securities loaned, at value	56,686
Total liabilities		85,807
Net Assets		$1,437,350
Net Assets consist of:
Paid in capital		$1,181,424
Undistributed net investment income		4,607
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		84,404
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		166,915
Net Assets		$1,437,350
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($11,429.9 ÷ 466.83 shares)		$24.48
Maximum offering price per share (100/94.25 of $24.48)		$25.97
Class T:
Net Asset Value and redemption price per share ($2,842.8 ÷ 118.47 shares)		$24.00
Maximum offering price per share (100/96.50 of $24.00)		$24.87
Class B:
Net Asset Value and offering price per share ($168.1 ÷ 7.22 shares)(a)		$23.28
Class C:
Net Asset Value and offering price per share ($3,965.3 ÷ 171.24 shares)(a)		$23.16
Stock Selector Small Cap:
Net Asset Value, offering price and redemption price per share ($1,372,459.7 ÷ 55,132.21 shares)		$24.89
Class I:
Net Asset Value, offering price and redemption price per share ($46,483.6 ÷ 1,862.64 shares)		$24.96

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$17,604
Income from Fidelity Central Funds		640
Total income		18,244
Expenses
Management fee
Basic fee	$8,817
Performance adjustment	(1,653)
Transfer agent fees	3,505
Distribution and service plan fees	86
Accounting and security lending fees	472
Custodian fees and expenses	55
Independent trustees' compensation	6
Registration fees	99
Audit	57
Legal	6
Interest	1
Miscellaneous	11
Total expenses before reductions	11,462
Expense reductions	(142)	11,320
Net investment income (loss)		6,924
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	97,594
Foreign currency transactions	(2)
Futures contracts	1,775
Total net realized gain (loss)		99,367
Change in net unrealized appreciation (depreciation) on: Investment securities	(38,594)
Assets and liabilities in foreign currencies	2
Futures contracts	(254)
Total change in net unrealized appreciation (depreciation)		(38,846)
Net gain (loss)		60,521
Net increase (decrease) in net assets resulting from operations		$67,445

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,924	$4,913
Net realized gain (loss)	99,367	141,263
Change in net unrealized appreciation (depreciation)	(38,846)	(39,201)
Net increase (decrease) in net assets resulting from operations	67,445	106,975
Distributions to shareholders from net investment income	(5,082)	(589)
Distributions to shareholders from net realized gain	(126,261)	(75,700)
Total distributions	(131,343)	(76,289)
Share transactions - net increase (decrease)	26,734	(112,902)
Redemption fees	102	99
Total increase (decrease) in net assets	(37,062)	(82,117)
Net Assets
Beginning of period	1,474,412	1,556,529
End of period (including undistributed net investment income of $4,607 and undistributed net investment income of $3,242, respectively)	$1,437,350	$1,474,412

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$25.76	$25.32	$19.40	$17.87	$16.20
Income from Investment Operations
Net investment income (loss)A	.06	.01	(.02)	(.02)	–B,C
Net realized and unrealized gain (loss)	.96	1.68	5.98	1.55	1.73
Total from investment operations	1.02	1.69	5.96	1.53	1.73
Distributions from net investment income	(.03)	–C	(.04)	–	(.07)
Distributions from net realized gain	(2.27)	(1.25)	(.01)	–	–
Total distributions	(2.30)	(1.25)	(.04)D	–	(.07)
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$24.48	$25.76	$25.32	$19.40	$17.87
Total ReturnE,F	4.19%	6.83%	30.81%	8.56%	10.71%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	.99%	1.22%	1.37%	1.15%
Expenses net of fee waivers, if any	1.01%	.99%	1.22%	1.37%	1.15%
Expenses net of all reductions	1.00%	.99%	1.20%	1.36%	1.14%
Net investment income (loss)	.24%	.06%	(.09)%	(.10)%	- %B,I
Supplemental Data
Net assets, end of period (in millions)	$11	$10	$8	$4	$4
Portfolio turnover rateJ	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.21) %.

 C Amount represents less than $.005 per share.

 D Total distributions of $.04 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.007 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$25.30	$24.97	$19.15	$17.68	$16.07
Income from Investment Operations
Net investment income (loss)A	(.03)	(.07)	(.08)	(.07)	(.05)B
Net realized and unrealized gain (loss)	.97	1.65	5.90	1.54	1.70
Total from investment operations	.94	1.58	5.82	1.47	1.65
Distributions from net investment income	–	–	–	–	(.05)
Distributions from net realized gain	(2.24)	(1.25)	–	–	–
Total distributions	(2.24)	(1.25)	–	–	(.05)
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$24.00	$25.30	$24.97	$19.15	$17.68
Total ReturnD,E	3.90%	6.46%	30.39%	8.31%	10.34%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.35%	1.32%	1.51%	1.64%	1.42%
Expenses net of fee waivers, if any	1.35%	1.32%	1.51%	1.64%	1.42%
Expenses net of all reductions	1.34%	1.31%	1.49%	1.63%	1.41%
Net investment income (loss)	(.10)%	(.27)%	(.38)%	(.37)%	(.27)%B
Supplemental Data
Net assets, end of period (000 omitted)	$2,843	$2,668	$1,880	$1,073	$1,539
Portfolio turnover rateH	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.48) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.55	$24.38	$18.79	$17.43	$15.87
Income from Investment Operations
Net investment income (loss)A	(.14)	(.19)	(.19)	(.16)	(.14)B
Net realized and unrealized gain (loss)	.94	1.61	5.78	1.52	1.69
Total from investment operations	.80	1.42	5.59	1.36	1.55
Distributions from net realized gain	(2.07)	(1.25)	–	–	–
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$23.28	$24.55	$24.38	$18.79	$17.43
Total ReturnD,E	3.39%	5.94%	29.75%	7.80%	9.83%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.81%	1.99%	2.12%	1.90%
Expenses net of fee waivers, if any	1.84%	1.81%	1.99%	2.12%	1.90%
Expenses net of all reductions	1.83%	1.80%	1.97%	2.11%	1.90%
Net investment income (loss)	(.60)%	(.76)%	(.86)%	(.85)%	(.76)%B
Supplemental Data
Net assets, end of period (000 omitted)	$168	$273	$307	$225	$246
Portfolio turnover rateH	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.96) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.49	$24.32	$18.73	$17.38	$15.82
Income from Investment Operations
Net investment income (loss)A	(.14)	(.18)	(.19)	(.16)	(.14)B
Net realized and unrealized gain (loss)	.93	1.60	5.78	1.51	1.69
Total from investment operations	.79	1.42	5.59	1.35	1.55
Distributions from net realized gain	(2.12)	(1.25)	–	–	–
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$23.16	$24.49	$24.32	$18.73	$17.38
Total ReturnD,E	3.36%	5.95%	29.85%	7.77%	9.86%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.79%	1.98%	2.12%	1.90%
Expenses net of fee waivers, if any	1.84%	1.79%	1.98%	2.12%	1.90%
Expenses net of all reductions	1.83%	1.79%	1.96%	2.11%	1.89%
Net investment income (loss)	(.59)%	(.74)%	(.85)%	(.85)%	(.76)%B
Supplemental Data
Net assets, end of period (000 omitted)	$3,965	$3,946	$3,252	$1,504	$1,370
Portfolio turnover rateH	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.96) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.15	$25.64	$19.65	$18.05	$16.35
Income from Investment Operations
Net investment income (loss)A	.12	.08	.04	.04	.05B
Net realized and unrealized gain (loss)	.98	1.70	6.06	1.56	1.74
Total from investment operations	1.10	1.78	6.10	1.60	1.79
Distributions from net investment income	(.09)	(.01)C	(.10)	–	(.10)
Distributions from net realized gain	(2.27)	(1.26)C	(.01)	–	–
Total distributions	(2.36)	(1.27)	(.11)	–	(.10)
Redemption fees added to paid in capitalA	–D	–D	–D	–D	.01
Net asset value, end of period	$24.89	$26.15	$25.64	$19.65	$18.05
Total ReturnE	4.46%	7.08%	31.20%	8.86%	11.03%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.73%	.94%	1.07%	.85%
Expenses net of fee waivers, if any	.77%	.73%	.93%	1.07%	.85%
Expenses net of all reductions	.76%	.72%	.91%	1.06%	.85%
Net investment income (loss)	.48%	.32%	.20%	.20%	.29%B
Supplemental Data
Net assets, end of period (in millions)	$1,372	$1,406	$1,487	$1,311	$1,698
Portfolio turnover rateH	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.21	$25.69	$19.72	$18.07	$16.39
Income from Investment Operations
Net investment income (loss)A	.13	.09	.05	.04	.05B
Net realized and unrealized gain (loss)	.99	1.70	6.06	1.61	1.74
Total from investment operations	1.12	1.79	6.11	1.65	1.79
Distributions from net investment income	(.10)	(.01)C	(.14)	–	(.12)
Distributions from net realized gain	(2.27)	(1.26)C	(.01)	–	–
Total distributions	(2.37)	(1.27)	(.14)D	–	(.12)
Redemption fees added to paid in capitalA	–E	–E	–E	–E	.01
Net asset value, end of period	$24.96	$26.21	$25.69	$19.72	$18.07
Total ReturnF	4.52%	7.11%	31.22%	9.13%	10.99%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.70%	.91%	1.06%	.86%
Expenses net of fee waivers, if any	.73%	.70%	.91%	1.06%	.86%
Expenses net of all reductions	.73%	.70%	.89%	1.05%	.85%
Net investment income (loss)	.51%	.35%	.22%	.21%	.29%B
Supplemental Data
Net assets, end of period (000 omitted)	$46,484	$50,988	$55,860	$39,592	$10,038
Portfolio turnover rateI	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .08%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.14 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.007 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Stock Selector Small Cap Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Small Cap and Class I shares(formerly Institutional Class) , each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, futures transactions, deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$275,396
Gross unrealized depreciation	(112,027)
Net unrealized appreciation (depreciation) on securities	$163,369
Tax Cost	$1,351,493

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,607
Undistributed long-term capital gain	$87,951
Net unrealized appreciation (depreciation) on securities and other investments	$163,368

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$19,906	$ 899
Long-term Capital Gains	111,437	75,390
Total	$131,343	$ 76,289

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,775 and a change in net unrealized appreciation (depreciation) of $(254) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $678,476 and $784,129, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Small Cap as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$28	$2
Class T	.25%	.25%	15	–
Class B	.75%	.25%	2	2
Class C	.75%	.25%	41	9
			$86	$13

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6
Class T	2
Class B(a)	-(b)
Class C(a)	1
$9

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$25.22
Class T	9.31
Class B	1.30
Class C	13.30
Stock Selector Small Cap	3,357.24
Class I	100.20
	$3,505

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$11,169.35%		$1

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,291. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $572 including $34 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $101 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6 and a portion of class-level operating expenses as follows:

Amount
Class A	$-(a)
Class B	-(a)
Class C	-(a)
Class I	1
Stock Selector Small Cap	34
Class T	-(a)
$35

 (a) In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$13	$0
Stock Selector Small Cap	4,877	565
Class I	192	24
Total	$5,082	$589
From net realized gain
Class A	$925	$396
Class T	240	95
Class B	22	16
Class C	343	175
Stock Selector Small Cap	120,344	72,289
Class I	4,387	2,729
Total	$126,261	$75,700

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	100	152	$2,535	$3,885
Reinvestment of distributions	38	15	917	377
Shares redeemed	(76)	(73)	(1,902)	(1,870)
Net increase (decrease)	62	94	$1,550	$2,392
Class T
Shares sold	25	50	$620	$1,259
Reinvestment of distributions	10	4	240	95
Shares redeemed	(22)	(24)	(550)	(602)
Net increase (decrease)	13	30	$310	$752
Class B
Shares sold	-	-	$5	$5
Reinvestment of distributions	1	-	21	15
Shares redeemed	(5)	(2)	(123)	(56)
Net increase (decrease)	(4)	(2)	$(97)	$(36)
Class C
Shares sold	64	66	$1,523	$1,636
Reinvestment of distributions	14	7	325	163
Shares redeemed	(68)	(46)	(1,632)	(1,123)
Net increase (decrease)	10	27	$216	$676
Stock Selector Small Cap
Shares sold	8,425	5,956	$213,955	$154,419
Reinvestment of distributions	5,054	2,814	122,501	71,273
Shares redeemed	(12,118)	(13,012)	(309,333)	(336,317)
Net increase (decrease)	1,361	(4,242)	$27,123	$(110,625)
Class I
Shares sold	362	264	$9,007	$6,855
Reinvestment of distributions	186	87	4,521	2,217
Shares redeemed	(631)	(580)	(15,896)	(15,133)
Net increase (decrease)	(83)	(229)	$(2,368)	$(6,061)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity® Stock Selector Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity® Stock Selector Small Cap Fund (the Fund), a fund of Fidelity Capital Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity® Stock Selector Small Cap Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 17, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.05%
Actual		$1,000.00	$971.00	$5.22
Hypothetical-C		$1,000.00	$1,019.91	$5.35
Class T	1.40%
Actual		$1,000.00	$969.70	$6.95
Hypothetical-C		$1,000.00	$1,018.15	$7.12
Class B	1.90%
Actual		$1,000.00	$967.20	$9.42
Hypothetical-C		$1,000.00	$1,015.63	$9.65
Class C	1.89%
Actual		$1,000.00	$967.00	$9.37
Hypothetical-C		$1,000.00	$1,015.68	$9.60
Stock Selector Small Cap	.83%
Actual		$1,000.00	$971.90	$4.13
Hypothetical-C		$1,000.00	$1,021.02	$4.23
Class I	.78%
Actual		$1,000.00	$972.70	$3.88
Hypothetical-C		$1,000.00	$1,021.27	$3.97

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Stock Selector Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.054	$1.520
Class T	12/07/15	12/04/15	$0.000	$1.520
Class B	12/07/15	12/04/15	$0.000	$1.520
Class C	12/07/15	12/04/15	$0.000	$1.520

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015 $99,563,019, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 62%, Class T designates 79%, Class B designates 100%, and Class C designates 100% of the of each dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 75%, Class T designates 95%, Class B designates 100%, and Class C designates 100% of the of each dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2013, April 2013, October 2013, and September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Stock Selector Small Cap Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Stock Selector Small Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ASCS-ANN-1215
1.843151.108

Fidelity® Value Fund Class K Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K	0.24%	13.23%	7.47%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Value Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Fund - Class K on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$20,562	Fidelity® Value Fund - Class K
$22,388	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Co-Portfolio Manager Matthew Friedman:  For the year, fund’s shares classes turned in modest gains, slightly underperforming the 0.47% result of the benchmark Russell Midcap® Value Index. Security selection contributed to performance versus the benchmark, but unsuccessful industry positioning partially offset that positive. In particular, weak picks among financials hurt, as did positioning in the equipment & services segment of the health care sector. Among individual stocks, the fund's non-index investment in SunCoke Energy hurt most. SunCoke is an independent producer of coke, which is used in the blast furnace production of steel. The stock underperformed due to customer concentration in other steel companies, such as AK Steel and U.S. Steel, which were hurt by lower steel prices in China – the world's largest producer. Turning to positives, the fund’s foreign investments helped despite the headwind of a rising dollar. Picks within tech and industrials were beneficial. From the tech sector, our investment in Freescale Semiconductor was the fund’s largest individual contributor. The stock popped in January after the maker of network processors and micro-controllers reported earnings that were much higher than expected, and then again in February on reports of a possible sale of the company. Shares ratcheted up yet again in early March after Netherlands-based NXP Semiconductors offered to purchase Freescale at a premium.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	1.8	1.5
Edison International	1.7	1.4
Berkshire Hathaway, Inc. Class B	1.1	0.9
ACE Ltd.	1.1	0.5
Capital One Financial Corp.	1.1	1.1
AECOM Technology Corp.	1.0	1.2
ITC Holdings Corp.	1.0	0.9
WestRock Co.	1.0	1.0
Symantec Corp.	0.9	0.5
U.S. Bancorp	0.9	0.8
	11.6

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	30.0	29.6
Industrials	12.8	11.6
Information Technology	11.2	12.1
Consumer Discretionary	10.8	12.1
Utilities	9.3	9.5

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Stocks and Equity Futures	98.4%
Bonds	0.1%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 18.1%

As of April 30, 2015*
Stocks	97.9%
Bonds	0.1%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 18.5%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.2%
		Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.8%
Auto Components - 1.1%
Delphi Automotive PLC		303,000	$25,207
Tenneco, Inc. (a)		433,400	24,526
The Goodyear Tire & Rubber Co.		361,800	11,882
Visteon Corp. (a)		304,510	33,213
			94,828
Automobiles - 0.2%
Harley-Davidson, Inc.		386,500	19,112
Distributors - 0.2%
Uni-Select, Inc.		303,800	15,055
Diversified Consumer Services - 1.4%
H&R Block, Inc.		958,559	35,716
Houghton Mifflin Harcourt Co. (a)		3,488,206	68,334
Service Corp. International		717,127	20,266
			124,316
Hotels, Restaurants & Leisure - 1.0%
DineEquity, Inc.		239,200	19,961
Extended Stay America, Inc. unit		1,638,100	31,452
Wyndham Worldwide Corp.		460,900	37,494
			88,907
Household Durables - 0.7%
Jarden Corp. (a)		430,250	19,275
Whirlpool Corp.		255,200	40,868
			60,143
Internet & Catalog Retail - 0.4%
Liberty Interactive Corp. QVC Group Series A (a)		1,364,600	37,349
Leisure Products - 0.7%
Mattel, Inc. (b)		1,939,600	47,675
Vista Outdoor, Inc. (a)		256,500	11,471
			59,146
Media - 2.6%
CBS Corp. Class B		152,400	7,090
Liberty Broadband Corp. Class C (a)		562,671	30,255
Live Nation Entertainment, Inc. (a)		1,886,460	51,463
Omnicom Group, Inc.		543,400	40,712
Sinclair Broadcast Group, Inc. Class A (b)		778,656	23,367
Starz Series A (a)		856,700	28,708
Twenty-First Century Fox, Inc. Class B		946,900	29,240
Viacom, Inc. Class B (non-vtg.)		498,300	24,571
			235,406
Multiline Retail - 0.6%
Dillard's, Inc. Class A		265,250	23,735
Kohl's Corp.		671,817	30,984
			54,719
Specialty Retail - 1.7%
Chico's FAS, Inc.		1,287,657	17,795
GameStop Corp. Class A		807,600	37,206
GNC Holdings, Inc.		250,600	7,455
Sally Beauty Holdings, Inc. (a)		277,200	6,517
Staples, Inc.		3,404,600	44,226
The Men's Wearhouse, Inc.		850,119	33,988
			147,187
Textiles, Apparel & Luxury Goods - 0.2%
Gildan Activewear, Inc.		801,400	23,038

TOTAL CONSUMER DISCRETIONARY			959,206

CONSUMER STAPLES - 3.3%
Beverages - 0.8%
C&C Group PLC		6,044,168	24,127
Cott Corp.		3,394,411	35,434
Molson Coors Brewing Co. Class B		144,386	12,720
			72,281
Food & Staples Retailing - 0.6%
Sysco Corp.		687,200	28,347
Whole Foods Market, Inc.		778,500	23,324
			51,671
Food Products - 1.7%
Bunge Ltd.		295,809	21,582
ConAgra Foods, Inc.		677,600	27,477
Darling International, Inc. (a)		3,387,500	34,282
Dean Foods Co.		580,658	10,516
Greencore Group PLC		4,475,459	20,836
Pinnacle Foods, Inc.		150,400	6,630
The J.M. Smucker Co.		251,831	29,562
			150,885
Household Products - 0.2%
Svenska Cellulosa AB (SCA) (B Shares)		581,200	17,119

TOTAL CONSUMER STAPLES			291,956

ENERGY - 7.4%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.		962,300	50,694
BW Offshore Ltd.		16,910,723	7,046
Dril-Quip, Inc. (a)		505,600	31,125
FMC Technologies, Inc. (a)		529,400	17,910
Halliburton Co.		616,700	23,669
Odfjell Drilling A/S (a)		2,881,782	1,865
SBM Offshore NV (a)(b)		1,776,600	24,352
Schlumberger Ltd.		257,900	20,157
			176,818
Oil, Gas & Consumable Fuels - 5.4%
Anadarko Petroleum Corp.		370,700	24,792
Apache Corp.		509,100	23,994
Boardwalk Pipeline Partners, LP		1,213,700	15,560
California Resources Corp.		4,040,400	16,323
Diamondback Energy, Inc.		468,200	34,572
Energen Corp.		423,170	24,607
EQT Corp.		672,800	44,452
Golar LNG Ltd.		695,600	20,179
Hess Corp.		492,300	27,672
Hoegh LNG Holdings Ltd. (b)		1,256,411	15,083
Imperial Oil Ltd.		859,900	28,613
Kinder Morgan, Inc.		688,200	18,822
Lundin Petroleum AB (a)		1,862,900	26,929
Marathon Oil Corp.		1,500,900	27,587
Marathon Petroleum Corp.		521,446	27,011
Newfield Exploration Co. (a)		1,188,110	47,750
Northern Oil & Gas, Inc. (a)		1,096,291	5,525
Scorpio Tankers, Inc.		1,352,445	12,334
Stone Energy Corp. (a)(b)		2,048,500	11,451
Whiting Petroleum Corp. (a)		1,180,844	20,346
			473,602

TOTAL ENERGY			650,420

FINANCIALS - 29.7%
Banks - 5.2%
Bank of Ireland (a)		22,747,694	8,380
Barclays PLC sponsored ADR		2,386,158	33,955
CIT Group, Inc.		1,149,276	49,419
Citigroup, Inc.		482,416	25,650
EFG Eurobank Ergasias SA (a)		79,196,000	2,700
First Citizen Bancshares, Inc.		131,801	33,760
First Citizen Bancshares, Inc. Class A (a)		158,592	40,622
First Niagara Financial Group, Inc.		1,857,800	19,228
Gree Electric Appliances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (c)		2,768,400	7,557
Hilltop Holdings, Inc. (a)		1,178,414	24,711
JPMorgan Chase & Co.		582,217	37,407
Lloyds Banking Group PLC		12,287,600	13,947
PNC Financial Services Group, Inc.		298,544	26,947
Prosperity Bancshares, Inc.		447,300	22,982
U.S. Bancorp		1,972,415	83,196
Wells Fargo & Co.		501,828	27,169
			457,630
Capital Markets - 4.3%
American Capital Ltd. (a)		772,300	9,878
Apollo Global Management LLC Class A		1,287,232	23,518
Ares Capital Corp. (b)		2,197,525	33,468
Artisan Partners Asset Management, Inc.		546,300	20,896
E*TRADE Financial Corp. (a)		1,008,946	28,765
Fortress Investment Group LLC		4,146,428	23,261
Franklin Resources, Inc.		763,900	31,137
Invesco Ltd.		1,952,921	64,778
KKR & Co. LP		2,340,968	40,148
NorthStar Asset Management Group, Inc.		1,263,159	18,480
The Blackstone Group LP		1,319,404	43,619
UBS Group AG		926,270	18,536
Virtus Investment Partners, Inc. (b)		217,100	25,409
Waddell & Reed Financial, Inc. Class A		59,400	2,194
			384,087
Consumer Finance - 2.9%
American Express Co.		44,500	3,260
Capital One Financial Corp.		1,198,791	94,585
Discover Financial Services		1,346,000	75,672
Navient Corp.		3,606,568	47,571
Springleaf Holdings, Inc. (a)		796,438	37,361
			258,449
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)		718,289	97,702
Leucadia National Corp.		1,160,700	23,226
			120,928
Insurance - 5.8%
ACE Ltd.		835,348	94,845
AFLAC, Inc.		571,746	36,449
Allstate Corp.		554,585	34,318
AMBAC Financial Group, Inc. (a)		2,040,459	32,953
Brown & Brown, Inc.		1,105,300	35,668
First American Financial Corp.		685,200	26,127
Greenlight Capital Re, Ltd. (a)		737,943	16,205
Principal Financial Group, Inc.		756,700	37,956
ProAssurance Corp.		379,207	20,083
Progressive Corp.		534,000	17,691
Prudential PLC		1,099,903	25,690
Reinsurance Group of America, Inc.		550,893	49,713
StanCorp Financial Group, Inc.		356,828	40,935
Torchmark Corp.		686,251	39,809
			508,442
Real Estate Investment Trusts - 8.0%
American Capital Agency Corp.		272,206	4,853
American Tower Corp.		504,404	51,565
Annaly Capital Management, Inc.		890,400	8,859
CBL & Associates Properties, Inc.		2,094,500	30,538
Douglas Emmett, Inc.		730,100	22,305
Equity Commonwealth (a)		29,700	853
Equity Lifestyle Properties, Inc.		1,254,815	75,891
Extra Space Storage, Inc.		666,700	52,829
First Potomac Realty Trust		593,700	7,000
General Growth Properties, Inc.		153,400	4,441
Grivalia Properties REIC (d)		5,147,502	46,812
iStar Financial, Inc. (a)(d)		4,444,165	57,507
Lamar Advertising Co. Class A		610,900	34,473
Liberty Property Trust (SBI)		84,100	2,861
MFA Financial, Inc.		2,463,790	17,049
NorthStar Realty Finance Corp.		2,240,959	26,914
Outfront Media, Inc.		1,830,100	43,209
Sun Communities, Inc.		939,549	62,969
Taubman Centers, Inc.		39,600	3,048
Ventas, Inc.		1,135,800	61,015
VEREIT, Inc.		6,025,200	49,768
WP Glimcher, Inc.		3,922,500	45,579
			710,338
Real Estate Management & Development - 1.8%
Brookfield Asset Management, Inc. Class A		517,050	18,063
CBRE Group, Inc. (a)		669,100	24,944
Forest City Enterprises, Inc. Class A (a)		1,219,295	26,946
Kennedy Wilson Europe Real Estate PLC		922,706	17,012
Kennedy-Wilson Holdings, Inc.		1,335,414	32,744
Realogy Holdings Corp. (a)		1,010,100	39,495
			159,204
Thrifts & Mortgage Finance - 0.3%
TFS Financial Corp.		1,315,300	23,097

TOTAL FINANCIALS			2,622,175

HEALTH CARE - 5.6%
Biotechnology - 0.6%
AMAG Pharmaceuticals, Inc. (a)		317,700	12,708
United Therapeutics Corp. (a)		284,600	41,731
			54,439
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)		617,600	11,290
St. Jude Medical, Inc.		217,600	13,885
The Cooper Companies, Inc.		81,900	12,478
Zimmer Biomet Holdings, Inc.		708,200	74,056
			111,709
Health Care Providers & Services - 1.1%
Accretive Health, Inc. (a)		4,305,566	8,826
Brookdale Senior Living, Inc. (a)		391,500	8,186
Community Health Systems, Inc. (a)		378,517	10,614
Laboratory Corp. of America Holdings (a)		435,100	53,404
Universal Health Services, Inc. Class B		158,400	19,339
			100,369
Health Care Technology - 0.4%
CompuGroup Medical AG		1,090,604	32,141
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.		517,373	19,536
Pharmaceuticals - 2.0%
Allergan PLC (a)		53,500	16,503
Jazz Pharmaceuticals PLC (a)		509,167	69,898
Mallinckrodt PLC (a)		50,800	3,336
Perrigo Co. PLC		152,100	23,992
Teva Pharmaceutical Industries Ltd. sponsored ADR		734,417	43,470
The Medicines Company (a)		210,500	7,208
Theravance, Inc.		1,701,946	14,943
			179,350

TOTAL HEALTH CARE			497,544

INDUSTRIALS - 12.8%
Aerospace & Defense - 4.1%
Aerojet Rocketdyne Holdings, Inc. (a)		2,577,182	43,657
Curtiss-Wright Corp.		678,185	47,175
Esterline Technologies Corp. (a)		361,700	27,869
KLX, Inc. (a)		1,323,180	51,750
L-3 Communications Holdings, Inc.		612,790	77,457
Orbital ATK, Inc.		526,500	45,079
Precision Castparts Corp.		170,900	39,445
Rolls-Royce Group PLC		2,071,300	21,903
Textron, Inc.		280,300	11,820
			366,155
Air Freight & Logistics - 0.3%
Hub Group, Inc. Class A (a)		399,998	15,992
PostNL NV (a)		2,321,354	9,588
			25,580
Airlines - 0.3%
American Airlines Group, Inc.		511,200	23,628
Building Products - 0.5%
Allegion PLC		652,713	42,537
Commercial Services & Supplies - 1.2%
ADT Corp. (b)		1,059,569	35,008
Progressive Waste Solution Ltd. (Canada)		1,034,000	24,862
Regus PLC		6,689,400	34,505
West Corp.		501,800	11,948
			106,323
Construction & Engineering - 1.4%
AECOM Technology Corp. (a)		3,105,206	91,510
Astaldi SpA (b)		1,698,041	13,668
Jacobs Engineering Group, Inc. (a)		543,900	21,832
			127,010
Electrical Equipment - 0.9%
Eaton Corp. PLC		272,500	15,235
OSRAM Licht AG		387,495	22,801
Regal Beloit Corp.		572,000	36,488
			74,524
Industrial Conglomerates - 0.1%
Danaher Corp.		130,000	12,130
Machinery - 1.7%
AGCO Corp. (b)		745,700	36,084
Deere & Co.		69,878	5,450
Flowserve Corp.		9,000	417
Manitowoc Co., Inc. (b)		882,107	13,496
Melrose PLC		4,888,000	20,059
Pentair PLC		389,700	21,792
Stanley Black & Decker, Inc.		75,500	8,001
Sulzer AG (Reg.) (b)		192,310	19,436
TriMas Corp. (a)		1,190,866	23,829
			148,564
Marine - 0.0%
Ultrapetrol (Bahamas) Ltd. (a)(b)		4,238,972	1,908
Road & Rail - 1.0%
CSX Corp.		744,600	20,097
Hertz Global Holdings, Inc. (a)		1,737,500	33,881
Swift Transporation Co. (a)		2,111,900	33,009
			86,987
Trading Companies & Distributors - 1.3%
AerCap Holdings NV (a)		839,496	34,839
Ashtead Group PLC		592,800	9,139
MRC Global, Inc. (a)		1,284,040	15,280
Noble Group Ltd.		31,040,500	11,145
Veritiv Corp. (a)		300,344	12,614
WESCO International, Inc. (a)		675,076	33,031
			116,048

TOTAL INDUSTRIALS			1,131,394

INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 1.6%
CommScope Holding Co., Inc. (a)		741,000	24,031
Harris Corp.		496,800	39,312
QUALCOMM, Inc.		1,261,554	74,962
			138,305
Electronic Equipment & Components - 1.4%
Flextronics International Ltd. (a)		1,176,500	13,400
Ingram Micro, Inc. Class A		637,250	18,977
Jabil Circuit, Inc.		1,490,603	34,254
TE Connectivity Ltd.		280,766	18,093
Trimble Navigation Ltd. (a)		1,009,800	22,973
TTM Technologies, Inc. (a)		2,160,580	15,772
			123,469
Internet Software & Services - 0.1%
Rackspace Hosting, Inc. (a)		312,600	8,081
IT Services - 1.6%
Computer Sciences Corp.		379,700	25,284
EVERTEC, Inc.		1,825,898	33,304
Leidos Holdings, Inc.		555,700	29,213
Science Applications International Corp.		570,900	26,181
Unisys Corp. (a)		2,163,466	28,990
			142,972
Semiconductors & Semiconductor Equipment - 2.1%
Broadcom Corp. Class A		477,601	24,549
Freescale Semiconductor, Inc. (a)		368,100	12,328
Marvell Technology Group Ltd.		6,796,600	55,800
Maxim Integrated Products, Inc.		1,732,000	70,977
Semtech Corp. (a)		1,467,456	25,680
			189,334
Software - 1.9%
CommVault Systems, Inc. (a)		593,973	24,068
Interactive Intelligence Group, Inc. (a)		744,300	24,071
Oracle Corp.		686,907	26,679
Symantec Corp.		4,090,678	84,268
Synopsys, Inc. (a)		217,400	10,866
			169,952
Technology Hardware, Storage & Peripherals - 2.5%
HP, Inc.		1,392,900	37,553
Lexmark International, Inc. Class A		702,723	22,831
NCR Corp. (a)		2,042,500	54,331
Samsung Electronics Co. Ltd.		55,062	66,165
Western Digital Corp.		530,800	35,468
			216,348

TOTAL INFORMATION TECHNOLOGY			988,461

MATERIALS - 7.5%
Chemicals - 3.6%
Agrium, Inc.		402,900	37,483
Albemarle Corp. U.S.		289,500	15,494
Axalta Coating Systems		823,300	22,748
CF Industries Holdings, Inc.		1,062,600	53,948
Cytec Industries, Inc.		201,000	14,958
Eastman Chemical Co.		781,603	56,408
LyondellBasell Industries NV Class A		225,180	20,921
Methanex Corp.		1,276,966	50,948
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR		1,420,000	27,520
Tronox Ltd. Class A		3,232,680	20,075
			320,503
Containers & Packaging - 2.4%
Avery Dennison Corp.		458,400	29,782
Ball Corp.		123,900	8,487
Berry Plastics Group, Inc. (a)		845,600	28,328
Graphic Packaging Holding Co.		1,289,300	18,256
Packaging Corp. of America		218,000	14,922
Sonoco Products Co.		650,778	27,782
WestRock Co.		1,581,368	85,014
			212,571
Metals & Mining - 1.5%
Compass Minerals International, Inc.		916,500	74,456
Freeport-McMoRan, Inc.		1,487,000	17,502
Steel Dynamics, Inc.		1,240,200	22,906
SunCoke Energy, Inc.		3,006,084	14,910
			129,774

TOTAL MATERIALS			662,848

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
CenturyLink, Inc.		1,201,091	33,883
Frontier Communications Corp. (b)		3,436,604	17,664
			51,547
UTILITIES - 9.3%
Electric Utilities - 5.4%
Edison International		2,517,093	152,334
Exelon Corp.		2,912,000	81,303
ITC Holdings Corp.		2,668,466	87,312
NextEra Energy, Inc.		450,918	46,291
OGE Energy Corp.		2,789,000	79,514
Xcel Energy, Inc.		750,900	26,755
			473,509
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)		1,162,100	22,580
Multi-Utilities - 3.7%
CMS Energy Corp.		1,660,700	59,901
DTE Energy Co.		605,500	49,403
Public Service Enterprise Group, Inc.		1,490,500	61,543
Sempra Energy		1,547,697	158,509
			329,356

TOTAL UTILITIES			825,445

TOTAL COMMON STOCKS
(Cost $8,581,199)			8,680,996

Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA sponsored ADR		1,041,899	7,137
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC		192,009,510	296
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $17,273)			7,433
		Principal Amount (000s)(e)	Value (000s)

Nonconvertible Bonds - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Bank of Ireland 10% 7/30/16 (Cost $13,472)	EUR	10,286	11,878

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (Cost $10,148)(c)(f)	EUR	6,870	8,167
		Shares	Value (000s)

Money Market Funds - 3.2%
Fidelity Cash Central Fund, 0.18% (g)		124,104,122	124,104
Fidelity Securities Lending Cash Central Fund, 0.19% (g)(h)		157,452,939	157,453
TOTAL MONEY MARKET FUNDS
(Cost $281,557)			281,557
TOTAL INVESTMENT PORTFOLIO - 101.7%
(Cost $8,903,649)			8,990,031
NET OTHER ASSETS (LIABILITIES) - (1.7)%			(148,933)
NET ASSETS - 100%			$8,841,098

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
81 CME E-mini S&P MidCap 400 Index Contracts (United States)	Dec. 2015	11,675	$279

The face value of futures purchased as a percentage of Net Assets is 0.1%

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,724,000 or 0.2% of net assets.

 (d) Affiliated company

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$330
Fidelity Securities Lending Cash Central Fund	1,633
Total	$1,963

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BPZ Energy, Inc.	$8,916	$--	$1,472	$--	$--
Cardiome Pharma Corp.	9,170	547	12,051	--	--
Grivalia Properties REIC (formerly Eurobank Properties Real Estate Investment Co.)	57,043	--	1,170	1,775	46,812
iStar Financial, Inc.	20,872	41,497	1,685	--	57,507
TTM Technologies, Inc.	23,713	9,136	25,214	--	--
Total	$119,714	$51,180	$41,592	$1,775	$104,319

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$959,206	$959,206	$--	$--
Consumer Staples	291,956	274,837	17,119	--
Energy	650,420	650,420	--	--
Financials	2,629,312	2,582,118	47,194	--
Health Care	497,544	497,544	--	--
Industrials	1,131,690	1,098,642	33,048	--
Information Technology	988,461	988,461	--	--
Materials	662,848	662,848	--	--
Telecommunication Services	51,547	51,547	--	--
Utilities	825,445	825,445	--	--
Corporate Bonds	11,878	--	11,878	--
Preferred Securities	8,167	--	8,167	--
Money Market Funds	281,557	281,557	--	--
Total Investments in Securities:	$8,990,031	$8,872,625	$117,406	$--
Derivative Instruments:
Assets
Futures Contracts	$279	$279	$--	$--
Total Assets	$279	$279	$--	$--
Total Derivative Instruments:	$279	$279	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Futures Contracts(a)	$279	$0
Total Value of Derivatives	$279	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin is presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.9%
Ireland	3.0%
Canada	2.6%
Bermuda	2.6%
Switzerland	1.7%
United Kingdom	1.4%
Netherlands	1.1%
Others (Individually Less Than 1%)	5.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $153,795) — See accompanying schedule: Unaffiliated issuers (cost $8,529,935)	$8,604,155
Fidelity Central Funds (cost $281,557)	281,557
Other affiliated issuers (cost $92,157)	104,319
Total Investments (cost $8,903,649)		$8,990,031
Segregated cash with brokers for derivative instruments		543
Cash		738
Receivable for investments sold		109,137
Receivable for fund shares sold		9,887
Dividends receivable		4,541
Interest receivable		294
Distributions receivable from Fidelity Central Funds		88
Receivable for daily variation margin for derivative instruments		2
Prepaid expenses		25
Other receivables		558
Total assets		9,115,844
Liabilities
Payable for investments purchased	$99,968
Payable for fund shares redeemed	11,498
Accrued management fee	4,087
Other affiliated payables	1,183
Other payables and accrued expenses	557
Collateral on securities loaned, at value	157,453
Total liabilities		274,746
Net Assets		$8,841,098
Net Assets consist of:
Paid in capital		$8,011,869
Undistributed net investment income		57,267
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		685,315
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		86,647
Net Assets		$8,841,098
Value:
Net Asset Value, offering price and redemption price per share ($7,436,720 ÷ 67,163 shares)		$110.73
Class K:
Net Asset Value, offering price and redemption price per share ($1,404,378 ÷ 12,662 shares)		$110.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends (including $1,775 earned from other affiliated issuers)		$167,432
Interest		1,223
Income from Fidelity Central Funds		1,963
Total income		170,618
Expenses
Management fee
Basic fee	$51,899
Performance adjustment	5,964
Transfer agent fees	13,466
Accounting and security lending fees	1,299
Custodian fees and expenses	294
Independent trustees' compensation	41
Registration fees	110
Audit	93
Legal	31
Miscellaneous	66
Total expenses before reductions	73,263
Expense reductions	(818)	72,445
Net investment income (loss)		98,173
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	763,457
Other affiliated issuers	(12,116)
Foreign currency transactions	(235)
Futures contracts	5,819
Total net realized gain (loss)		756,925
Change in net unrealized appreciation (depreciation) on: Investment securities	(818,408)
Assets and liabilities in foreign currencies	37
Futures contracts	(1,553)
Total change in net unrealized appreciation (depreciation)		(819,924)
Net gain (loss)		(62,999)
Net increase (decrease) in net assets resulting from operations		$35,174

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$98,173	$88,411
Net realized gain (loss)	756,925	1,263,440
Change in net unrealized appreciation (depreciation)	(819,924)	(130,972)
Net increase (decrease) in net assets resulting from operations	35,174	1,220,879
Distributions to shareholders from net investment income	(77,668)	(73,736)
Distributions to shareholders from net realized gain	(128,936)	(13,709)
Total distributions	(206,604)	(87,445)
Share transactions - net increase (decrease)	(510,694)	(24,445)
Total increase (decrease) in net assets	(682,124)	1,108,989
Net Assets
Beginning of period	9,523,222	8,414,233
End of period (including undistributed net investment income of $57,267 and undistributed net investment income of $52,222, respectively)	$8,841,098	$9,523,222

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Value Fund

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$113.00	$99.54	$74.14	$64.53	$64.09
Income from Investment Operations
Net investment income (loss)A	1.17	1.02	1.13	.74	.59
Net realized and unrealized gain (loss)	(.99)B	13.47	25.28	9.48	.75
Total from investment operations	.18	14.49	26.41	10.22	1.34
Distributions from net investment income	(.91)	(.86)	(1.01)	(.58)	(.88)
Distributions from net realized gain	(1.54)	(.16)	–	(.03)	(.02)
Total distributions	(2.45)	(1.03)C	(1.01)	(.61)	(.90)
Net asset value, end of period	$110.73	$113.00	$99.54	$74.14	$64.53
Total ReturnD	.12%B	14.68%	36.07%	15.99%	2.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.73%	.67%	.68%	.60%
Expenses net of fee waivers, if any	.79%	.73%	.67%	.68%	.60%
Expenses net of all reductions	.78%	.73%	.65%	.68%	.59%
Net investment income (loss)	1.02%	.95%	1.30%	1.07%	.87%
Supplemental Data
Net assets, end of period (in millions)	$7,437	$8,024	$7,153	$5,571	$6,006
Portfolio turnover rateG	80%	81%	99%	77%	95%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been .01%.

 C Total distributions of $1.03 per share is comprised of distributions from net investment income of $.864 and distributions from net realized gain of $.164 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Value Fund Class K

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$113.17	$99.70	$74.27	$64.66	$64.24
Income from Investment Operations
Net investment income (loss)A	1.30	1.15	1.25	.85	.70
Net realized and unrealized gain (loss)	(.99)B	13.47	25.30	9.47	.74
Total from investment operations	.31	14.62	26.55	10.32	1.44
Distributions from net investment income	(1.03)	(.98)	(1.12)	(.68)	(1.00)
Distributions from net realized gain	(1.54)	(.16)	–	(.03)	(.02)
Total distributions	(2.57)	(1.15)C	(1.12)	(.71)	(1.02)
Net asset value, end of period	$110.91	$113.17	$99.70	$74.27	$64.66
Total ReturnD	.24%B	14.81%	36.26%	16.16%	2.20%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.62%	.54%	.54%	.44%
Expenses net of fee waivers, if any	.68%	.62%	.54%	.54%	.44%
Expenses net of all reductions	.67%	.61%	.52%	.53%	.44%
Net investment income (loss)	1.13%	1.07%	1.42%	1.22%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$1,404	$1,499	$1,261	$765	$639
Portfolio turnover rateG	80%	81%	99%	77%	95%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been .13%.

 C Total distributions of $1.15 per share is comprised of distributions from net investment income of $.983 and distributions from net realized gain of $.164 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Value Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$926,890
Gross unrealized depreciation	(891,362)
Net unrealized appreciation (depreciation) on securities	$35,528
Tax Cost	$8,954,503

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$198,307
Undistributed long-term capital gain	$595,865
Net unrealized appreciation (depreciation) on securities and other investments	$35,526

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$77,668	$ 87,445
Long-term Capital Gains	128,936	–
Total	$206,604	$ 87,445

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $5,819 and a change in net unrealized appreciation (depreciation) of $(1,553) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,311,581 and $7,814,719, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Value	$12,750.16
Class K	716.05
	$ 13,466

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $211 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,633, including $21 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $605 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $39 and a portion of class-level operating expenses as follows:

Amount
Value	$174

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Value	$63,932	$61,240
Class K	13,736	12,496
Total	$77,668	$73,736
From net realized gain
Value	$108,489	$11,624
Class K	20,447	2,085
Total	$128,936	$13,709

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Value
Shares sold	5,497	9,711	$627,144	$1,038,871
Reinvestment of distributions	1,454	693	164,069	69,558
Shares redeemed	(10,799)	(11,257)	(1,231,193)	(1,196,902)
Net increase (decrease)	(3,848)	(853)	$(439,980)	$(88,473)
Class K
Shares sold	3,068	3,811	$349,168	$411,317
Reinvestment of distributions	303	145	34,183	14,580
Shares redeemed	(3,955)	(3,357)	(454,065)	(361,869)
Net increase (decrease)	(584)	599	$(70,714)	$64,028

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity® Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Value Fund (a fund of Fidelity Capital Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the {five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Value	.81%
Actual		$1,000.00	$944.80	$3.97
Hypothetical-C		$1,000.00	$1,021.12	$4.13
Class K	.70%
Actual		$1,000.00	$945.40	$3.43
Hypothetical-C		$1,000.00	$1,021.68	$3.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Value Fund voted to pay on December 7, 2015, to shareholders of record at the opening of business on December 4, 2015, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
K Class	12/07/15	12/04/15	$1.283	$9.355

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $596,996,371 or, if subsequently determined to be different, the net capital gain of such year.

K Class designates 86% of the dividends distributed in during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

K Class designates 100% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Disciplined Equity Fund Class K Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K	4.78%	13.04%	6.36%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Disciplined Equity Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Disciplined Equity Fund - Class K on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$18,528	Fidelity® Disciplined Equity Fund - Class K
$21,289	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Alex Devereaux:  For the year, the fund’s share classes returned solid mid-single-digit gains, modestly underperforming the benchmark S&P 500®. The fund was hurt by its exposure to higher-volatility and value-oriented investments that underperformed. Security selection was a positive, although picks among retailing and utilities names weighed on the fund’s relative results. An overweighting in Navient was the fund’s biggest detractor. Shares of the consumer finance company, which focuses on education loan servicing, declined. The firm suffered a number of hits, including canceled contracts and a possible lawsuit by the U.S. Consumer Financial Protection Bureau alleging mistreatment of its borrowers. We sold our Navient position by period end. Nabors Industries also hurt performance. It fell along with the rest of the energy sector as oil prices collapsed. We sold the position in January, but not soon enough to counter the significant loss. Conversely, stock picks within energy and industrials – particularly among airlines stocks – were a big plus. Supermarket and convenience store chain Kroger continued to be a core fund holding and was our top individual contributor. Investors were attracted to the firm’s expanding revenue and profits, which beat analyst estimates this period amid a slow-growth market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.5	4.8
General Electric Co.	2.3	0.0
Amazon.com, Inc.	2.1	0.0
Johnson & Johnson	2.1	2.3
Wells Fargo & Co.	2.1	1.8
JPMorgan Chase & Co.	2.0	2.1
Procter & Gamble Co.	1.7	1.9
Bank of America Corp.	1.7	1.7
Alphabet, Inc. Class A	1.7	1.0
AT&T, Inc.	1.7	0.5
	21.9

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.3	21.5
Health Care	16.4	15.9
Consumer Discretionary	14.8	12.4
Financials	14.2	14.4
Industrials	8.5	8.4

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Stocks	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 7.6%

As of April 30, 2015*
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 6.7%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.8%
Diversified Consumer Services - 1.2%
H&R Block, Inc.	189,040	$7,044
ServiceMaster Global Holdings, Inc. (a)	294,500	10,499
		17,543
Hotels, Restaurants & Leisure - 1.7%
Las Vegas Sands Corp.	254,438	12,597
Starbucks Corp.	218,524	13,673
		26,270
Household Durables - 0.7%
Whirlpool Corp.	65,067	10,420
Internet & Catalog Retail - 2.9%
Amazon.com, Inc. (a)	51,623	32,311
Netflix, Inc. (a)	110,212	11,945
		44,256
Media - 1.3%
Comcast Corp. Class A	161,633	10,121
Gannett Co., Inc.	566,645	8,964
		19,085
Multiline Retail - 1.2%
Macy's, Inc.	245,664	12,524
Target Corp.	66,221	5,111
		17,635
Specialty Retail - 4.3%
Best Buy Co., Inc.	145,185	5,086
GameStop Corp. Class A (b)	242,556	11,175
Home Depot, Inc.	178,790	22,106
Michaels Companies, Inc. (a)	376,066	8,792
Ross Stores, Inc.	111,584	5,644
Staples, Inc.	955,458	12,411
		65,214
Textiles, Apparel & Luxury Goods - 1.5%
Michael Kors Holdings Ltd. (a)	115,981	4,482
NIKE, Inc. Class B	63,716	8,349
PVH Corp.	115,927	10,544
		23,375

TOTAL CONSUMER DISCRETIONARY		223,798

CONSUMER STAPLES - 8.2%
Beverages - 0.8%
PepsiCo, Inc.	98,622	10,078
The Coca-Cola Co.	51,607	2,186
		12,264
Food & Staples Retailing - 2.2%
CVS Health Corp.	198,650	19,623
Kroger Co.	366,998	13,873
		33,496
Food Products - 0.6%
Flowers Foods, Inc.	47,587	1,285
Mead Johnson Nutrition Co. Class A	24,374	1,999
The J.M. Smucker Co.	49,591	5,821
		9,105
Household Products - 1.7%
Procter & Gamble Co.	346,843	26,492
Personal Products - 1.6%
Coty, Inc. Class A	355,267	10,285
Herbalife Ltd. (a)	183,350	10,275
Nu Skin Enterprises, Inc. Class A	76,801	2,935
		23,495
Tobacco - 1.3%
Altria Group, Inc.	69,901	4,227
Reynolds American, Inc.	304,282	14,703
		18,930

TOTAL CONSUMER STAPLES		123,782

ENERGY - 6.3%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	233,528	12,302
Cameron International Corp. (a)	169,651	11,538
Schlumberger Ltd.	56,333	4,403
		28,243
Oil, Gas & Consumable Fuels - 4.4%
Chevron Corp.	199,328	18,115
Cimarex Energy Co.	13,261	1,566
Exxon Mobil Corp.	43,801	3,624
HollyFrontier Corp.	218,846	10,717
PBF Energy, Inc. Class A	352,327	11,979
Phillips 66 Co.	113,541	10,111
World Fuel Services Corp.	254,845	11,330
		67,442

TOTAL ENERGY		95,685

FINANCIALS - 14.2%
Banks - 7.4%
Bank of America Corp.	1,549,293	25,997
Citigroup, Inc.	451,554	24,009
JPMorgan Chase & Co.	472,341	30,348
Wells Fargo & Co.	596,071	32,271
		112,625
Capital Markets - 1.0%
Goldman Sachs Group, Inc.	81,069	15,200
Consumer Finance - 1.7%
Ally Financial, Inc. (a)	38,115	759
Capital One Financial Corp.	192,832	15,214
Santander Consumer U.S.A. Holdings, Inc. (a)	491,601	8,854
Synchrony Financial (a)(b)	27,729	853
		25,680
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	90,728	12,341
Insurance - 1.1%
ACE Ltd.	1,163	132
American International Group, Inc.	36,276	2,288
Assured Guaranty Ltd.	412,695	11,324
MetLife, Inc.	15,762	794
Prudential Financial, Inc.	16,521	1,363
		15,901
Real Estate Investment Trusts - 0.7%
Annaly Capital Management, Inc.	1,066,078	10,607
Real Estate Management & Development - 1.5%
CBRE Group, Inc. (a)	311,905	11,628
Jones Lang LaSalle, Inc.	66,521	11,090
		22,718

TOTAL FINANCIALS		215,072

HEALTH CARE - 16.4%
Biotechnology - 5.0%
AbbVie, Inc.	319,904	19,050
Amgen, Inc.	120,550	19,069
Gilead Sciences, Inc.	194,850	21,069
Incyte Corp. (a)	70,480	8,284
Medivation, Inc. (a)	194,573	8,184
		75,656
Health Care Equipment & Supplies - 0.4%
Medtronic PLC	74,786	5,528
Health Care Providers & Services - 5.3%
AmerisourceBergen Corp.	134,261	12,958
Cardinal Health, Inc.	164,342	13,509
Centene Corp. (a)	158,428	9,423
Express Scripts Holding Co. (a)	187,432	16,190
McKesson Corp.	76,389	13,658
UnitedHealth Group, Inc.	127,384	15,003
		80,741
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	121,727	4,596
Pharmaceuticals - 5.4%
Eli Lilly & Co.	218,888	17,855
Endo Health Solutions, Inc. (a)	188,847	11,329
Johnson & Johnson	319,605	32,290
Mylan N.V.	143,100	6,309
Pfizer, Inc.	413,638	13,989
		81,772

TOTAL HEALTH CARE		248,293

INDUSTRIALS - 8.5%
Aerospace & Defense - 2.2%
Huntington Ingalls Industries, Inc.	98,298	11,790
Raytheon Co.	72,723	8,538
The Boeing Co.	88,429	13,094
		33,422
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	19,384	1,345
Airlines - 2.9%
American Airlines Group, Inc.	305,236	14,108
Southwest Airlines Co.	324,973	15,043
United Continental Holdings, Inc. (a)	230,668	13,912
		43,063
Construction & Engineering - 0.3%
AECOM Technology Corp. (a)	172,493	5,083
Industrial Conglomerates - 2.3%
General Electric Co.	1,224,348	35,408
Machinery - 0.7%
AGCO Corp.	202,253	9,787
SPX Flow, Inc. (a)	28,500	966
		10,753

TOTAL INDUSTRIALS		129,074

INFORMATION TECHNOLOGY - 21.3%
Communications Equipment - 0.9%
Brocade Communications Systems, Inc.	62,597	652
Cisco Systems, Inc.	268,102	7,735
CommScope Holding Co., Inc. (a)	172,318	5,588
		13,975
Internet Software & Services - 3.5%
Alphabet, Inc.:
Class A (a)	34,864	25,708
Class C	3,530	2,509
eBay, Inc. (a)	540,292	15,074
Facebook, Inc. Class A (a)	99,178	10,113
		53,404
IT Services - 6.2%
Accenture PLC Class A	73,645	7,895
Cognizant Technology Solutions Corp. Class A (a)	216,449	14,742
Computer Sciences Corp.	17,795	1,185
Fidelity National Information Services, Inc.	67,993	4,958
Global Payments, Inc.	63,043	8,600
IBM Corp.	11,290	1,582
Leidos Holdings, Inc.	223,236	11,736
PayPal Holdings, Inc. (a)	427,684	15,401
Visa, Inc. Class A	222,073	17,228
Xerox Corp.	1,063,665	9,988
		93,315
Semiconductors & Semiconductor Equipment - 3.0%
Avago Technologies Ltd.	114,868	14,144
Broadcom Corp. Class A	230,866	11,867
Freescale Semiconductor, Inc. (a)	279,630	9,365
Marvell Technology Group Ltd.	1,189,026	9,762
		45,138
Software - 3.1%
Citrix Systems, Inc. (a)	134,553	11,047
Electronic Arts, Inc. (a)	91,449	6,591
King Digital Entertainment PLC (b)	386,526	5,782
Microsoft Corp.	314,628	16,562
Oracle Corp.	23,746	922
Workday, Inc. Class A (a)	81,081	6,403
		47,307
Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	568,897	67,980
HP, Inc.	45,587	1,229
		69,209

TOTAL INFORMATION TECHNOLOGY		322,348

MATERIALS - 4.3%
Chemicals - 2.4%
Eastman Chemical Co.	148,607	10,725
LyondellBasell Industries NV Class A	151,883	14,111
The Mosaic Co.	359,739	12,156
		36,992
Containers & Packaging - 1.2%
Sealed Air Corp.	150,233	7,379
WestRock Co.	187,184	10,063
		17,442
Metals & Mining - 0.3%
Steel Dynamics, Inc.	248,995	4,599
Paper & Forest Products - 0.4%
Domtar Corp.	160,085	6,602

TOTAL MATERIALS		65,635

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	761,137	25,506
Verizon Communications, Inc.	157,047	7,362
		32,868
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	216,716	8,211

TOTAL TELECOMMUNICATION SERVICES		41,079

UTILITIES - 1.4%
Electric Utilities - 0.8%
Exelon Corp.	425,586	11,882
Independent Power and Renewable Electricity Producers - 0.6%
NRG Energy, Inc.	763,604	9,843

TOTAL UTILITIES		21,725

TOTAL COMMON STOCKS
(Cost $1,396,535)		1,486,491

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.18% (c)	33,468,832	33,469
Fidelity Securities Lending Cash Central Fund, 0.19% (c)(d)	12,757,700	12,758
TOTAL MONEY MARKET FUNDS
(Cost $46,227)		46,227
TOTAL INVESTMENT PORTFOLIO - 101.2%
(Cost $1,442,762)		1,532,718
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(18,129)
NET ASSETS - 100%		$1,514,589

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$44
Fidelity Securities Lending Cash Central Fund	342
Total	$386

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $12,455) — See accompanying schedule: Unaffiliated issuers (cost $1,396,535)	$1,486,491
Fidelity Central Funds (cost $46,227)	46,227
Total Investments (cost $1,442,762)		$1,532,718
Receivable for fund shares sold		4,509
Dividends receivable		1,330
Distributions receivable from Fidelity Central Funds		42
Prepaid expenses		4
Other receivables		348
Total assets		1,538,951
Liabilities
Payable for fund shares redeemed	$10,293
Accrued management fee	709
Other affiliated payables	200
Other payables and accrued expenses	402
Collateral on securities loaned, at value	12,758
Total liabilities		24,362
Net Assets		$1,514,589
Net Assets consist of:
Paid in capital		$1,444,708
Undistributed net investment income		12,073
Accumulated undistributed net realized gain (loss) on investments		(32,148)
Net unrealized appreciation (depreciation) on investments		89,956
Net Assets		$1,514,589
Disciplined Equity:
Net Asset Value, offering price and redemption price per share ($1,385,386 ÷ 40,524.9 shares)		$34.19
Class K:
Net Asset Value, offering price and redemption price per share ($129,203 ÷ 3,782.6 shares)		$34.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$26,409
Income from Fidelity Central Funds		386
Total income		26,795
Expenses
Management fee
Basic fee	$7,717
Performance adjustment	2,093
Transfer agent fees	1,989
Accounting and security lending fees	448
Custodian fees and expenses	23
Independent trustees' compensation	6
Registration fees	45
Audit	70
Legal	6
Interest	2
Miscellaneous	3
Total expenses before reductions	12,402
Expense reductions	(47)	12,355
Net investment income (loss)		14,440
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	120,276
Futures contracts	626
Total net realized gain (loss)		120,902
Change in net unrealized appreciation (depreciation) on investment securities		(59,067)
Net gain (loss)		61,835
Net increase (decrease) in net assets resulting from operations		$76,275

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,440	$17,308
Net realized gain (loss)	120,902	165,730
Change in net unrealized appreciation (depreciation)	(59,067)	19,428
Net increase (decrease) in net assets resulting from operations	76,275	202,466
Distributions to shareholders from net investment income	(15,079)	(29,580)
Distributions to shareholders from net realized gain	(87,691)	(11,309)
Total distributions	(102,770)	(40,889)
Share transactions - net increase (decrease)	144,601	(74,028)
Total increase (decrease) in net assets	118,106	87,549
Net Assets
Beginning of period	1,396,483	1,308,934
End of period (including undistributed net investment income of $12,073 and undistributed net investment income of $12,653, respectively)	$1,514,589	$1,396,483

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Disciplined Equity Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.18	$31.30	$24.47	$21.79	$21.67
Income from Investment Operations
Net investment income (loss)A	.35	.41	.53	.40	.28
Net realized and unrealized gain (loss)	1.26	4.43	6.85	2.59	.05
Total from investment operations	1.61	4.84	7.38	2.99	.33
Distributions from net investment income	(.38)	(.69)	(.55)	(.31)	(.21)
Distributions from net realized gain	(2.22)	(.27)	–	–	–
Total distributions	(2.60)	(.96)	(.55)	(.31)	(.21)
Net asset value, end of period	$34.19	$35.18	$31.30	$24.47	$21.79
Total ReturnB	4.66%	15.80%	30.80%	13.95%	1.51%
Ratios to Average Net AssetsC,D
Expenses before reductions	.89%	.50%	.07%	.54%	.59%
Expenses net of fee waivers, if any	.89%	.50%	.07%	.54%	.59%
Expenses net of all reductions	.89%	.50%	(.01)%E	.52%	.58%
Net investment income (loss)	1.02%	1.24%	1.97%	1.72%	1.22%
Supplemental Data
Net assets, end of period (in millions)	$1,385	$1,238	$1,156	$3,948	$7,233
Portfolio turnover rateF	187%	184%	156%	147%	153%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E The ratio of expenses net of all reductions to average net assets includes non-recurring payments by certain of the fund's brokers for commissions recaptured during the period. Excluding these payments, the ratio would have been 0.05% and the total return would've been 30.74%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Disciplined Equity Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.15	$31.29	$24.49	$21.81	$21.69
Income from Investment Operations
Net investment income (loss)A	.38	.45	.61	.43	.31
Net realized and unrealized gain (loss)	1.27	4.41	6.79	2.60	.06
Total from investment operations	1.65	4.86	7.40	3.03	.37
Distributions from net investment income	(.42)	(.73)	(.60)	(.35)	(.25)
Distributions from net realized gain	(2.22)	(.27)	–	–	–
Total distributions	(2.64)	(1.00)	(.60)	(.35)	(.25)
Net asset value, end of period	$34.16	$35.15	$31.29	$24.49	$21.81
Total ReturnB	4.78%	15.89%	30.96%	14.14%	1.68%
Ratios to Average Net AssetsC,D
Expenses before reductions	.79%	.39%	(.18)%E	.39%	.43%
Expenses net of fee waivers, if any	.79%	.39%	(.18)%E	.39%	.43%
Expenses net of all reductions	.79%	.39%	(.26)%E,F	.37%	.42%
Net investment income (loss)	1.12%	1.35%	2.22%	1.87%	1.38%
Supplemental Data
Net assets, end of period (in millions)	$129	$158	$153	$131	$95
Portfolio turnover rateG	187%	184%	156%	147%	153%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Expense ratio is negative due to the timing of negative management fee performance adjustments in relation to fluctuating net assets of the class.

 F The ratio of expenses net of all reductions to average net assets includes non-recurring payments by certain of the fund's brokers for commissions recaptured during the period. Excluding these payments, the ratio would have been (0.20)% and the total return would've been 30.90%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Disciplined Equity Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$138,999
Gross unrealized depreciation	(51,765)
Net unrealized appreciation (depreciation) on securities	$87,234
Tax Cost	$1,445,484

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,454
Undistributed long-term capital gain	$69,109
Net unrealized appreciation (depreciation) on securities and other investments	$87,235

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(102,570)

Due to large redemptions in a prior period, $102,570 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $47,725 per year.

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$57,032	$ 40,889
Long-term Capital Gains	45,738	–
Total	$102,770	$ 40,889

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain of $626 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $2,631,948 and $2,580,613, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Disciplined Equity as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Disciplined Equity. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Disciplined Equity	$1,917.15
Class K	72.05
	$ 1,989

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$57,625.39%		$2

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $748. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $342, including $32 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6 and a portion of class-level operating expenses as follows:

Amount
Disciplined Equity	$30

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Disciplined Equity	$13,214	$25,989
Class K	1,865	3,591
Total	$15,079	$29,580
From net realized gain
Disciplined Equity	$77,745	$10,004
Class K	9,946	1,305
Total	$87,691	$11,309

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Disciplined Equity
Shares sold	6,822	2,332	$221,673	$75,217
Reinvestment of distributions	2,529	1,075	85,602	33,942
Shares redeemed	(4,031)	(5,131)	(137,608)	(170,025)
Net increase (decrease)	5,320	(1,724)	$169,667	$(60,866)
Class K
Shares sold	584	734	$19,748	$24,242
Reinvestment of distributions	350	155	11,810	4,896
Shares redeemed	(1,646)	(1,281)	(56,624)	(42,300)
Net increase (decrease)	(712)	(392)	$(25,066)	$(13,162)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity® Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Disciplined Equity Fund (a fund of Fidelity Capital Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Disciplined Equity Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Disciplined Equity	.89%
Actual		$1,000.00	$997.10	$4.48
Hypothetical-C		$1,000.00	$1,020.72	$4.53
Class K	.79%
Actual		$1,000.00	$997.70	$3.98
Hypothetical-C		$1,000.00	$1,021.22	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Disciplined Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/07/15	12/04/15	$0.390	$1.648

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $69,242,695, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 33% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class K designates 34% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Disciplined Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2013 and January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Disciplined Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Disciplined Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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FDE-K-ANN-1215
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Fidelity Advisor® Stock Selector Small Cap Fund Class I (formerly Institutional Class) Annual Report October 31, 2015 Class I is a class of Fidelity® Stock Selector Small Cap Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	4.52%	12.22%	6.63%

 The initial offering of Class I shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Stock Selector Small Cap Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Small Cap Fund - Class I on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

See above for additional information regarding the performance of Class I.

Period Ending Values
$19,005	Fidelity Advisor® Stock Selector Small Cap Fund - Class I
$20,556	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Lead Portfolio Manager Richard Thompson:  For the year, the fund’s share classes (excluding sales charges, if applicable) strongly outpaced the roughly flat return of its benchmark Russell 2000® Index, with significant performance dispersion by sector. For example, energy was down 44%, while information technology advanced 10%. Amid this volatile environment, the fund’s stock selection was the primary driver of relative outperformance. An out-of-index stake in transaction processor Global Payments was the fund’s top individual contributor. The stock performed well, mainly due to the company’s stable business and investors’ perception of the stock as a defensive name. Pharmaceuticals, biotechnology & life sciences companies bluebird bio and Auspex Pharmaceuticals also helped. Auspex was sold by period end. Conversely, stock choices in materials, led by titanium dioxide producer Tronox, dragged on the fund’s return. Over the course of the past year, China’s economic slowdown derailed demand for titanium dioxide, which provides brightness to coatings, plastics and paper. We sold some of the fund’s stake in Tronox by period end. Several energy names also hampered performance, including our position in Stone Energy. Bristow Group, which provides helicopter services to offshore energy companies, also declined.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Bank of the Ozarks, Inc.	1.8	1.3
PacWest Bancorp	1.4	1.2
Huntington Bancshares, Inc.	1.4	1.2
Global Payments, Inc.	1.4	1.2
Banner Corp.	1.2	1.0
MB Financial, Inc.	1.2	0.9
Associated Banc-Corp.	1.2	1.2
WSFS Financial Corp.	1.2	0.9
Mid-America Apartment Communities, Inc.	1.1	1.0
Allied World Assurance Co. Holdings AG	1.1	1.0
	13.0

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.0	22.7
Information Technology	17.9	18.4
Health Care	14.6	15.1
Consumer Discretionary	12.8	13.5
Industrials	12.7	13.2

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Stocks and Equity Futures	96.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

 * Foreign investments - 7.1%

As of April 30, 2015 *
Stocks and Equity Futures	98.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 8.2%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.8%
Auto Components - 2.3%
Cooper Tire & Rubber Co.	176,620	$7,381
Standard Motor Products, Inc.	121,402	5,372
Tenneco, Inc. (a)	227,984	12,902
Visteon Corp. (a)	67,200	7,330
		32,985
Diversified Consumer Services - 0.7%
Service Corp. International	333,000	9,411
Hotels, Restaurants & Leisure - 1.9%
Bloomin' Brands, Inc.	370,084	6,280
Buffalo Wild Wings, Inc. (a)	49,000	7,559
Domino's Pizza, Inc.	41,800	4,459
Texas Roadhouse, Inc. Class A	270,657	9,297
		27,595
Household Durables - 1.6%
Ethan Allen Interiors, Inc. (b)	357,179	9,719
Helen of Troy Ltd. (a)	59,700	5,923
Jarden Corp. (a)	168,877	7,566
		23,208
Leisure Products - 1.3%
Brunswick Corp.	193,900	10,434
Vista Outdoor, Inc. (a)	168,566	7,538
		17,972
Media - 0.8%
Nexstar Broadcasting Group, Inc. Class A (b)	210,335	11,196
Multiline Retail - 0.5%
Dillard's, Inc. Class A	82,256	7,360
Specialty Retail - 1.7%
Chico's FAS, Inc.	355,627	4,915
Genesco, Inc. (a)	104,675	6,558
GNC Holdings, Inc.	206,900	6,155
Murphy U.S.A., Inc. (a)	104,600	6,419
		24,047
Textiles, Apparel & Luxury Goods - 2.0%
Deckers Outdoor Corp. (a)	116,000	6,457
G-III Apparel Group Ltd. (a)	201,810	11,118
Steven Madden Ltd. (a)	340,959	11,882
		29,457

TOTAL CONSUMER DISCRETIONARY		183,231

CONSUMER STAPLES - 3.0%
Beverages - 0.3%
Coca-Cola Bottling Co. Consolidated	23,080	4,875
Food & Staples Retailing - 0.6%
Casey's General Stores, Inc.	87,650	9,310
Food Products - 1.4%
Greencore Group PLC	1,094,600	5,096
Ingredion, Inc.	44,000	4,183
J&J Snack Foods Corp.	56,050	6,882
Pinnacle Foods, Inc.	74,100	3,266
		19,427
Personal Products - 0.7%
Coty, Inc. Class A (b)	144,500	4,183
Inter Parfums, Inc.	189,000	5,220
		9,403

TOTAL CONSUMER STAPLES		43,015

ENERGY - 3.1%
Energy Equipment & Services - 0.8%
Atwood Oceanics, Inc.	119,474	1,977
Bristow Group, Inc.	149,251	5,183
Total Energy Services, Inc.	334,100	3,748
		10,908
Oil, Gas & Consumable Fuels - 2.3%
Boardwalk Pipeline Partners, LP	372,300	4,773
Diamondback Energy, Inc.	85,807	6,336
Newfield Exploration Co. (a)	165,488	6,651
PDC Energy, Inc. (a)	107,700	6,499
Stone Energy Corp. (a)(b)	443,267	2,478
Western Refining, Inc.	158,988	6,617
		33,354

TOTAL ENERGY		44,262

FINANCIALS - 24.0%
Banks - 11.1%
Associated Banc-Corp.	872,023	16,865
BancFirst Corp.	135,683	8,362
Bank of the Ozarks, Inc.	514,336	25,723
Banner Corp.	357,029	17,519
BBCN Bancorp, Inc.	826,586	13,878
Community Bank System, Inc.	139,363	5,680
Huntington Bancshares, Inc.	1,812,600	19,884
Investors Bancorp, Inc.	1,138,800	14,246
MB Financial, Inc.	525,100	16,929
PacWest Bancorp	444,775	20,033
		159,119
Capital Markets - 2.1%
AURELIUS AG	249,242	11,122
OM Asset Management Ltd.	630,689	9,574
Raymond James Financial, Inc.	180,700	9,958
		30,654
Insurance - 3.1%
Allied World Assurance Co. Holdings AG	444,887	16,176
Aspen Insurance Holdings Ltd.	210,010	10,209
Primerica, Inc.	229,069	10,911
StanCorp Financial Group, Inc.	64,323	7,379
		44,675
Real Estate Investment Trusts - 6.5%
Coresite Realty Corp.	204,100	11,215
Cousins Properties, Inc.	1,224,180	12,291
Equity Lifestyle Properties, Inc.	221,000	13,366
Kite Realty Group Trust	386,726	10,213
Mid-America Apartment Communities, Inc.	193,800	16,510
National Retail Properties, Inc. (b)	222,359	8,450
Ramco-Gershenson Properties Trust (SBI)	729,850	12,261
Store Capital Corp.	391,180	8,868
		93,174
Thrifts & Mortgage Finance - 1.2%
WSFS Financial Corp.	528,242	16,782

TOTAL FINANCIALS		344,404

HEALTH CARE - 14.6%
Biotechnology - 7.5%
ACADIA Pharmaceuticals, Inc. (a)	173,352	6,036
Agios Pharmaceuticals, Inc. (a)(b)	44,420	3,236
Anacor Pharmaceuticals, Inc. (a)	66,600	7,487
BioMarin Pharmaceutical, Inc. (a)	35,256	4,126
Biotie Therapies Corp. sponsored ADR	171,200	2,244
bluebird bio, Inc. (a)	30,800	2,376
Cellectis SA sponsored ADR	117,600	3,111
Chimerix, Inc. (a)	126,560	4,959
Coherus BioSciences, Inc. (b)	155,500	4,331
Curis, Inc. (a)	1,466,283	2,991
CytomX Therapeutics, Inc.	27,627	259
CytomX Therapeutics, Inc.	68,600	713
DBV Technologies SA sponsored ADR (a)	900	31
Dyax Corp. (a)	297,985	8,204
Genocea Biosciences, Inc. (a)	238,158	1,141
Heron Therapeutics, Inc. (a)(b)	144,200	3,954
Insmed, Inc. (a)	192,672	3,823
Intercept Pharmaceuticals, Inc. (a)	19,503	3,066
Isis Pharmaceuticals, Inc. (a)	73,128	3,521
La Jolla Pharmaceutical Co. (a)	140,800	3,519
Mirati Therapeutics, Inc. (a)(b)	158,506	5,608
Neurocrine Biosciences, Inc. (a)	165,160	8,108
Novavax, Inc. (a)	579,638	3,913
ProNai Therapeutics, Inc. (a)(b)	141,600	2,430
Spark Therapeutics, Inc.	81,100	4,371
TESARO, Inc. (a)	98,300	4,470
Ultragenyx Pharmaceutical, Inc. (a)	70,300	6,984
Xencor, Inc. (a)	235,800	2,554
		107,566
Health Care Equipment & Supplies - 3.3%
CONMED Corp.	77,859	3,158
Hologic, Inc. (a)	159,900	6,214
Integra LifeSciences Holdings Corp. (a)	113,106	6,738
NxStage Medical, Inc. (a)	373,400	6,240
Sirona Dental Systems, Inc. (a)	53,500	5,838
Steris Corp.	53,400	4,002
Teleflex, Inc.	62,000	8,246
Wright Medical Group NV (a)	359,577	6,951
		47,387
Health Care Providers & Services - 2.4%
AmSurg Corp. (a)	102,500	7,184
Molina Healthcare, Inc. (a)	112,400	6,969
Surgical Care Affiliates, Inc. (a)	224,664	6,652
Team Health Holdings, Inc. (a)	83,000	4,953
Wellcare Health Plans, Inc. (a)	100,900	8,940
		34,698
Health Care Technology - 0.1%
Press Ganey Holdings, Inc.	34,318	1,076
Life Sciences Tools & Services - 0.4%
Bruker Corp. (a)	314,234	5,772
Pharmaceuticals - 0.9%
Prestige Brands Holdings, Inc. (a)	116,046	5,687
Theravance, Inc. (b)	300,451	2,638
ZS Pharma, Inc. (a)	79,900	5,194
		13,519

TOTAL HEALTH CARE		210,018

INDUSTRIALS - 12.7%
Aerospace & Defense - 1.9%
Moog, Inc. Class A (a)	120,105	7,418
Orbital ATK, Inc.	100,559	8,610
Teledyne Technologies, Inc. (a)	128,366	11,454
		27,482
Air Freight & Logistics - 0.8%
Hub Group, Inc. Class A (a)	296,020	11,835
Airlines - 0.6%
JetBlue Airways Corp. (a)(b)	337,200	8,376
Commercial Services & Supplies - 2.2%
Deluxe Corp.	186,300	11,094
Interface, Inc.	258,000	5,044
Multi-Color Corp.	100,300	7,807
West Corp.	334,700	7,969
		31,914
Construction & Engineering - 0.9%
EMCOR Group, Inc.	259,100	12,509
Electrical Equipment - 0.4%
OSRAM Licht AG	103,749	6,105
Machinery - 2.8%
AGCO Corp. (b)	153,600	7,433
Kornit Digital Ltd. (a)	357,100	4,264
KUKA AG (b)	74,100	6,265
Terex Corp.	102,400	2,054
TriMas Corp. (a)	317,286	6,349
Valmont Industries, Inc.	75,400	8,176
Wabtec Corp.	67,116	5,562
		40,103
Professional Services - 1.0%
Dun & Bradstreet Corp.	75,294	8,574
Stantec, Inc.	236,000	5,923
		14,497
Trading Companies & Distributors - 2.1%
Kaman Corp.	215,200	8,369
Titan Machinery, Inc. (a)(b)	469,061	5,737
Watsco, Inc.	93,900	11,553
WESCO International, Inc. (a)	82,000	4,012
		29,671

TOTAL INDUSTRIALS		182,492

INFORMATION TECHNOLOGY - 17.9%
Communications Equipment - 1.0%
F5 Networks, Inc. (a)	38,300	4,221
Ixia (a)	511,631	7,373
Radware Ltd. (a)	140,296	2,092
		13,686
Electronic Equipment & Components - 2.0%
CDW Corp.	282,300	12,616
Fitbit, Inc. (b)	100,700	4,082
Jabil Circuit, Inc.	229,600	5,276
Trimble Navigation Ltd. (a)	315,900	7,187
		29,161
Internet Software & Services - 3.9%
Bankrate, Inc. (a)	687,665	8,163
Constant Contact, Inc. (a)	112,400	2,934
Gogo, Inc. (a)(b)	102,800	1,453
HomeAway, Inc. (a)	135,800	4,286
IAC/InterActiveCorp	89,600	6,004
MINDBODY, Inc. (b)	142,800	2,233
NIC, Inc.	388,549	7,371
Pandora Media, Inc. (a)	236,500	2,722
Rackspace Hosting, Inc. (a)	275,383	7,119
Stamps.com, Inc. (a)	80,598	6,094
Web.com Group, Inc. (a)	317,795	7,459
		55,838
IT Services - 4.0%
ExlService Holdings, Inc. (a)	328,638	14,546
Global Payments, Inc.	144,100	19,657
Maximus, Inc.	234,700	16,007
WEX, Inc. (a)	84,100	7,561
		57,771
Semiconductors & Semiconductor Equipment - 1.9%
Cirrus Logic, Inc. (a)	209,300	6,453
Intersil Corp. Class A	473,200	6,412
Monolithic Power Systems, Inc.	176,930	11,044
Qorvo, Inc. (a)	65,850	2,893
		26,802
Software - 3.5%
BroadSoft, Inc. (a)	136,285	4,357
CommVault Systems, Inc. (a)	186,723	7,566
Fair Isaac Corp.	70,700	6,531
Fleetmatics Group PLC (a)	47,700	2,655
HubSpot, Inc.	6,851	355
Interactive Intelligence Group, Inc. (a)	13,695	443
Pegasystems, Inc.	157,000	4,379
Qlik Technologies, Inc. (a)	106,800	3,350
RealPage, Inc. (a)	152,700	2,581
RingCentral, Inc. (a)	128,100	2,370
Rovi Corp. (a)	128,341	1,174
SolarWinds, Inc. (a)	133,100	7,724
Synchronoss Technologies, Inc. (a)	215,086	7,567
		51,052
Technology Hardware, Storage & Peripherals - 1.6%
Electronics for Imaging, Inc. (a)	165,475	7,685
Nimble Storage, Inc. (a)	202,100	4,567
Quantum Corp. (a)	2,987,041	2,509
Silicon Graphics International Corp. (a)(b)	666,557	2,913
Super Micro Computer, Inc. (a)(b)	205,488	5,797
		23,471

TOTAL INFORMATION TECHNOLOGY		257,781

MATERIALS - 3.6%
Chemicals - 1.5%
Axiall Corp.	146,654	2,970
Innospec, Inc.	64,199	3,546
PolyOne Corp.	206,999	6,922
Sensient Technologies Corp.	129,900	8,479
		21,917
Containers & Packaging - 1.5%
Avery Dennison Corp.	83,000	5,393
Berry Plastics Group, Inc. (a)	316,040	10,587
Silgan Holdings, Inc.	97,200	4,945
		20,925
Metals & Mining - 0.6%
Compass Minerals International, Inc.	80,700	6,556
Steel Dynamics, Inc.	131,200	2,423
		8,979

TOTAL MATERIALS		51,821

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
8x8, Inc. (a)	145,601	1,552
Cogent Communications Group, Inc.	121,300	3,726
FairPoint Communications, Inc. (a)	25,500	409
Lumos Networks Corp.	37,100	481
Towerstream Corp. (a)(b)	2,829,372	2,252
		8,420
UTILITIES - 3.2%
Electric Utilities - 1.7%
El Paso Electric Co.	142,720	5,519
Great Plains Energy, Inc.	167,320	4,601
IDACORP, Inc.	102,700	6,865
Portland General Electric Co.	191,568	7,103
		24,088
Gas Utilities - 1.5%
Atmos Energy Corp.	110,138	6,939
Laclede Group, Inc.	128,600	7,532
New Jersey Resources Corp.	46,659	1,478
Southwest Gas Corp.	105,300	6,472
		22,421

TOTAL UTILITIES		46,509

TOTAL COMMON STOCKS
(Cost $1,205,620)		1,371,953
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.06% 12/3/15 to 12/17/15 (c)
(Cost $390)	390	390
	Shares	Value (000s)

Money Market Funds - 9.9%
Fidelity Cash Central Fund, 0.18% (d)	85,833,387	$85,833
Fidelity Securities Lending Cash Central Fund, 0.19% (d)(e)	56,685,976	56,686
TOTAL MONEY MARKET FUNDS
(Cost $142,519)		142,519
TOTAL INVESTMENT PORTFOLIO - 105.4%
(Cost $1,348,529)		1,514,862
NET OTHER ASSETS (LIABILITIES) - (5.4)%		(77,512)
NET ASSETS - 100%		$1,437,350

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
102 ICE Russell 2000 Index Contracts (United States)	Dec. 2015	11,815	$583

The face value of futures purchased as a percentage of Net Assets is 0.8%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $390,000.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$68
Fidelity Securities Lending Cash Central Fund	572
Total	$640

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$183,231	$183,231	$--	$--
Consumer Staples	43,015	43,015	--	--
Energy	44,262	44,262	--	--
Financials	344,404	344,404	--	--
Health Care	210,018	209,759	259	--
Industrials	182,492	182,492	--	--
Information Technology	257,781	257,781	--	--
Materials	51,821	51,821	--	--
Telecommunication Services	8,420	8,420	--	--
Utilities	46,509	46,509	--	--
U.S. Government and Government Agency Obligations	390	--	390	--
Money Market Funds	142,519	142,519	--	--
Total Investments in Securities:	$1,514,862	$1,514,213	$649	$--
Derivative Instruments:
Assets
Futures Contracts	$583	$583	$--	$--
Total Assets	$583	$583	$--	$--
Total Derivative Instruments:	$583	$583	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Equity Risk
Futures Contracts(a)	$583	$0
Total Equity Risk	583	0
Total Value of Derivatives	$583	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $55,317) — See accompanying schedule: Unaffiliated issuers (cost $1,206,010)	$1,372,343
Fidelity Central Funds (cost $142,519)	142,519
Total Investments (cost $1,348,529)		$1,514,862
Segregated cash with brokers for derivative instruments		504
Cash		342
Foreign currency held at value (cost $13)		13
Receivable for investments sold		4,859
Receivable for fund shares sold		1,988
Dividends receivable		471
Distributions receivable from Fidelity Central Funds		93
Prepaid expenses		4
Other receivables		21
Total assets		1,523,157
Liabilities
Payable for investments purchased	$22,228
Payable for fund shares redeemed	5,766
Accrued management fee	679
Distribution and service plan fees payable	7
Payable for daily variation margin for derivative instruments	47
Other affiliated payables	343
Other payables and accrued expenses	51
Collateral on securities loaned, at value	56,686
Total liabilities		85,807
Net Assets		$1,437,350
Net Assets consist of:
Paid in capital		$1,181,424
Undistributed net investment income		4,607
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		84,404
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		166,915
Net Assets		$1,437,350
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($11,429.9 ÷ 466.83 shares)		$24.48
Maximum offering price per share (100/94.25 of $24.48)		$25.97
Class T:
Net Asset Value and redemption price per share ($2,842.8 ÷ 118.47 shares)		$24.00
Maximum offering price per share (100/96.50 of $24.00)		$24.87
Class B:
Net Asset Value and offering price per share ($168.1 ÷ 7.22 shares)(a)		$23.28
Class C:
Net Asset Value and offering price per share ($3,965.3 ÷ 171.24 shares)(a)		$23.16
Stock Selector Small Cap:
Net Asset Value, offering price and redemption price per share ($1,372,459.7 ÷ 55,132.21 shares)		$24.89
Class I:
Net Asset Value, offering price and redemption price per share ($46,483.6 ÷ 1,862.64 shares)		$24.96

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$17,604
Income from Fidelity Central Funds		640
Total income		18,244
Expenses
Management fee
Basic fee	$8,817
Performance adjustment	(1,653)
Transfer agent fees	3,505
Distribution and service plan fees	86
Accounting and security lending fees	472
Custodian fees and expenses	55
Independent trustees' compensation	6
Registration fees	99
Audit	57
Legal	6
Interest	1
Miscellaneous	11
Total expenses before reductions	11,462
Expense reductions	(142)	11,320
Net investment income (loss)		6,924
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	97,594
Foreign currency transactions	(2)
Futures contracts	1,775
Total net realized gain (loss)		99,367
Change in net unrealized appreciation (depreciation) on: Investment securities	(38,594)
Assets and liabilities in foreign currencies	2
Futures contracts	(254)
Total change in net unrealized appreciation (depreciation)		(38,846)
Net gain (loss)		60,521
Net increase (decrease) in net assets resulting from operations		$67,445

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,924	$4,913
Net realized gain (loss)	99,367	141,263
Change in net unrealized appreciation (depreciation)	(38,846)	(39,201)
Net increase (decrease) in net assets resulting from operations	67,445	106,975
Distributions to shareholders from net investment income	(5,082)	(589)
Distributions to shareholders from net realized gain	(126,261)	(75,700)
Total distributions	(131,343)	(76,289)
Share transactions - net increase (decrease)	26,734	(112,902)
Redemption fees	102	99
Total increase (decrease) in net assets	(37,062)	(82,117)
Net Assets
Beginning of period	1,474,412	1,556,529
End of period (including undistributed net investment income of $4,607 and undistributed net investment income of $3,242, respectively)	$1,437,350	$1,474,412

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$25.76	$25.32	$19.40	$17.87	$16.20
Income from Investment Operations
Net investment income (loss)A	.06	.01	(.02)	(.02)	–B,C
Net realized and unrealized gain (loss)	.96	1.68	5.98	1.55	1.73
Total from investment operations	1.02	1.69	5.96	1.53	1.73
Distributions from net investment income	(.03)	–C	(.04)	–	(.07)
Distributions from net realized gain	(2.27)	(1.25)	(.01)	–	–
Total distributions	(2.30)	(1.25)	(.04)D	–	(.07)
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$24.48	$25.76	$25.32	$19.40	$17.87
Total ReturnE,F	4.19%	6.83%	30.81%	8.56%	10.71%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	.99%	1.22%	1.37%	1.15%
Expenses net of fee waivers, if any	1.01%	.99%	1.22%	1.37%	1.15%
Expenses net of all reductions	1.00%	.99%	1.20%	1.36%	1.14%
Net investment income (loss)	.24%	.06%	(.09)%	(.10)%	- %B,I
Supplemental Data
Net assets, end of period (in millions)	$11	$10	$8	$4	$4
Portfolio turnover rateJ	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.21) %.

 C Amount represents less than $.005 per share.

 D Total distributions of $.04 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.007 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$25.30	$24.97	$19.15	$17.68	$16.07
Income from Investment Operations
Net investment income (loss)A	(.03)	(.07)	(.08)	(.07)	(.05)B
Net realized and unrealized gain (loss)	.97	1.65	5.90	1.54	1.70
Total from investment operations	.94	1.58	5.82	1.47	1.65
Distributions from net investment income	–	–	–	–	(.05)
Distributions from net realized gain	(2.24)	(1.25)	–	–	–
Total distributions	(2.24)	(1.25)	–	–	(.05)
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$24.00	$25.30	$24.97	$19.15	$17.68
Total ReturnD,E	3.90%	6.46%	30.39%	8.31%	10.34%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.35%	1.32%	1.51%	1.64%	1.42%
Expenses net of fee waivers, if any	1.35%	1.32%	1.51%	1.64%	1.42%
Expenses net of all reductions	1.34%	1.31%	1.49%	1.63%	1.41%
Net investment income (loss)	(.10)%	(.27)%	(.38)%	(.37)%	(.27)%B
Supplemental Data
Net assets, end of period (000 omitted)	$2,843	$2,668	$1,880	$1,073	$1,539
Portfolio turnover rateH	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.48) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.55	$24.38	$18.79	$17.43	$15.87
Income from Investment Operations
Net investment income (loss)A	(.14)	(.19)	(.19)	(.16)	(.14)B
Net realized and unrealized gain (loss)	.94	1.61	5.78	1.52	1.69
Total from investment operations	.80	1.42	5.59	1.36	1.55
Distributions from net realized gain	(2.07)	(1.25)	–	–	–
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$23.28	$24.55	$24.38	$18.79	$17.43
Total ReturnD,E	3.39%	5.94%	29.75%	7.80%	9.83%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.81%	1.99%	2.12%	1.90%
Expenses net of fee waivers, if any	1.84%	1.81%	1.99%	2.12%	1.90%
Expenses net of all reductions	1.83%	1.80%	1.97%	2.11%	1.90%
Net investment income (loss)	(.60)%	(.76)%	(.86)%	(.85)%	(.76)%B
Supplemental Data
Net assets, end of period (000 omitted)	$168	$273	$307	$225	$246
Portfolio turnover rateH	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.96) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.49	$24.32	$18.73	$17.38	$15.82
Income from Investment Operations
Net investment income (loss)A	(.14)	(.18)	(.19)	(.16)	(.14)B
Net realized and unrealized gain (loss)	.93	1.60	5.78	1.51	1.69
Total from investment operations	.79	1.42	5.59	1.35	1.55
Distributions from net realized gain	(2.12)	(1.25)	–	–	–
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$23.16	$24.49	$24.32	$18.73	$17.38
Total ReturnD,E	3.36%	5.95%	29.85%	7.77%	9.86%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.79%	1.98%	2.12%	1.90%
Expenses net of fee waivers, if any	1.84%	1.79%	1.98%	2.12%	1.90%
Expenses net of all reductions	1.83%	1.79%	1.96%	2.11%	1.89%
Net investment income (loss)	(.59)%	(.74)%	(.85)%	(.85)%	(.76)%B
Supplemental Data
Net assets, end of period (000 omitted)	$3,965	$3,946	$3,252	$1,504	$1,370
Portfolio turnover rateH	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.96) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.15	$25.64	$19.65	$18.05	$16.35
Income from Investment Operations
Net investment income (loss)A	.12	.08	.04	.04	.05B
Net realized and unrealized gain (loss)	.98	1.70	6.06	1.56	1.74
Total from investment operations	1.10	1.78	6.10	1.60	1.79
Distributions from net investment income	(.09)	(.01)C	(.10)	–	(.10)
Distributions from net realized gain	(2.27)	(1.26)C	(.01)	–	–
Total distributions	(2.36)	(1.27)	(.11)	–	(.10)
Redemption fees added to paid in capitalA	–D	–D	–D	–D	.01
Net asset value, end of period	$24.89	$26.15	$25.64	$19.65	$18.05
Total ReturnE	4.46%	7.08%	31.20%	8.86%	11.03%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.73%	.94%	1.07%	.85%
Expenses net of fee waivers, if any	.77%	.73%	.93%	1.07%	.85%
Expenses net of all reductions	.76%	.72%	.91%	1.06%	.85%
Net investment income (loss)	.48%	.32%	.20%	.20%	.29%B
Supplemental Data
Net assets, end of period (in millions)	$1,372	$1,406	$1,487	$1,311	$1,698
Portfolio turnover rateH	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Small Cap Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.21	$25.69	$19.72	$18.07	$16.39
Income from Investment Operations
Net investment income (loss)A	.13	.09	.05	.04	.05B
Net realized and unrealized gain (loss)	.99	1.70	6.06	1.61	1.74
Total from investment operations	1.12	1.79	6.11	1.65	1.79
Distributions from net investment income	(.10)	(.01)C	(.14)	–	(.12)
Distributions from net realized gain	(2.27)	(1.26)C	(.01)	–	–
Total distributions	(2.37)	(1.27)	(.14)D	–	(.12)
Redemption fees added to paid in capitalA	–E	–E	–E	–E	.01
Net asset value, end of period	$24.96	$26.21	$25.69	$19.72	$18.07
Total ReturnF	4.52%	7.11%	31.22%	9.13%	10.99%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.70%	.91%	1.06%	.86%
Expenses net of fee waivers, if any	.73%	.70%	.91%	1.06%	.86%
Expenses net of all reductions	.73%	.70%	.89%	1.05%	.85%
Net investment income (loss)	.51%	.35%	.22%	.21%	.29%B
Supplemental Data
Net assets, end of period (000 omitted)	$46,484	$50,988	$55,860	$39,592	$10,038
Portfolio turnover rateI	48%	73%	79%	61%	73%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .08%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.14 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.007 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Stock Selector Small Cap Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Small Cap and Class I shares(formerly Institutional Class) , each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, futures transactions, deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$275,396
Gross unrealized depreciation	(112,027)
Net unrealized appreciation (depreciation) on securities	$163,369
Tax Cost	$1,351,493

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,607
Undistributed long-term capital gain	$87,951
Net unrealized appreciation (depreciation) on securities and other investments	$163,368

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$19,906	$ 899
Long-term Capital Gains	111,437	75,390
Total	$131,343	$ 76,289

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,775 and a change in net unrealized appreciation (depreciation) of $(254) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $678,476 and $784,129, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Small Cap as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$28	$2
Class T	.25%	.25%	15	–
Class B	.75%	.25%	2	2
Class C	.75%	.25%	41	9
			$86	$13

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6
Class T	2
Class B(a)	-(b)
Class C(a)	1
$9

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$25.22
Class T	9.31
Class B	1.30
Class C	13.30
Stock Selector Small Cap	3,357.24
Class I	100.20
	$3,505

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$11,169.35%		$1

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,291. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $572 including $34 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $101 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6 and a portion of class-level operating expenses as follows:

Amount
Class A	$-(a)
Class B	-(a)
Class C	-(a)
Class I	1
Stock Selector Small Cap	34
Class T	-(a)
$35

 (a) In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$13	$0
Stock Selector Small Cap	4,877	565
Class I	192	24
Total	$5,082	$589
From net realized gain
Class A	$925	$396
Class T	240	95
Class B	22	16
Class C	343	175
Stock Selector Small Cap	120,344	72,289
Class I	4,387	2,729
Total	$126,261	$75,700

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	100	152	$2,535	$3,885
Reinvestment of distributions	38	15	917	377
Shares redeemed	(76)	(73)	(1,902)	(1,870)
Net increase (decrease)	62	94	$1,550	$2,392
Class T
Shares sold	25	50	$620	$1,259
Reinvestment of distributions	10	4	240	95
Shares redeemed	(22)	(24)	(550)	(602)
Net increase (decrease)	13	30	$310	$752
Class B
Shares sold	-	-	$5	$5
Reinvestment of distributions	1	-	21	15
Shares redeemed	(5)	(2)	(123)	(56)
Net increase (decrease)	(4)	(2)	$(97)	$(36)
Class C
Shares sold	64	66	$1,523	$1,636
Reinvestment of distributions	14	7	325	163
Shares redeemed	(68)	(46)	(1,632)	(1,123)
Net increase (decrease)	10	27	$216	$676
Stock Selector Small Cap
Shares sold	8,425	5,956	$213,955	$154,419
Reinvestment of distributions	5,054	2,814	122,501	71,273
Shares redeemed	(12,118)	(13,012)	(309,333)	(336,317)
Net increase (decrease)	1,361	(4,242)	$27,123	$(110,625)
Class I
Shares sold	362	264	$9,007	$6,855
Reinvestment of distributions	186	87	4,521	2,217
Shares redeemed	(631)	(580)	(15,896)	(15,133)
Net increase (decrease)	(83)	(229)	$(2,368)	$(6,061)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity® Stock Selector Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity® Stock Selector Small Cap Fund (the Fund), a fund of Fidelity Capital Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity® Stock Selector Small Cap Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 17, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.05%
Actual		$1,000.00	$971.00	$5.22
Hypothetical-C		$1,000.00	$1,019.91	$5.35
Class T	1.40%
Actual		$1,000.00	$969.70	$6.95
Hypothetical-C		$1,000.00	$1,018.15	$7.12
Class B	1.90%
Actual		$1,000.00	$967.20	$9.42
Hypothetical-C		$1,000.00	$1,015.63	$9.65
Class C	1.89%
Actual		$1,000.00	$967.00	$9.37
Hypothetical-C		$1,000.00	$1,015.68	$9.60
Stock Selector Small Cap	.83%
Actual		$1,000.00	$971.90	$4.13
Hypothetical-C		$1,000.00	$1,021.02	$4.23
Class I	.78%
Actual		$1,000.00	$972.70	$3.88
Hypothetical-C		$1,000.00	$1,021.27	$3.97

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Stock Selector Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.115	$1.520

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015 $99,563,019, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 51% of each dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 61% of each dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2013, April 2013, October 2013, and September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Stock Selector Small Cap Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Stock Selector Small Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ASCSI-ANN-1215
1.843144.108

Fidelity® Focused Stock Fund Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Focused Stock Fund	1.33%	13.68%	8.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Focused Stock Fund on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,162	Fidelity® Focused Stock Fund
$21,289	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Portfolio Manager Stephen DuFour:  For the year, the fund posted a modest gain, lagging the benchmark S&P 500® index. Our focus on stocks of 40 to 60 companies with above-average earnings-growth potential and reasonable prices included some top-performing benchmark components, but the fund didn’t have enough exposure to these "winners" to keep pace with the S&P 500®. Security selection in health care and industrials were the biggest disappointments, with positioning in utilities also detracting. In health care, the biggest detractor was a non-benchmark stake in Intercept Pharmaceuticals, which suffered along with the other biotechnology stocks amid late-summer talk of curbing excessive drug prices. In industrials, a non-benchmark position in Spirit Airlines hurt, returning about -50%. By contrast, positioning in information technology gave the biggest boost, largely due to a sizable overweighting in the strong-performing software & services group. Standouts included creative software company and top holding Adobe Systems, which rallied because its new cloud-based subscription model and general growth in Internet advertising and marketing helped to drive strong gains in revenue and earnings. Other contributors included a non-benchmark investment in biotech firm Pharmacyclics, which benefited from expanded U.S. approval for its sole marketed product. Pharmacyclics was not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class A	5.4	1.2
Adobe Systems, Inc.	5.3	5.1
Facebook, Inc. Class A	3.7	2.9
MasterCard, Inc. Class A	3.5	2.1
Visa, Inc. Class A	3.5	2.2
Exxon Mobil Corp.	3.2	0.0
American Tower Corp.	3.2	0.3
Amazon.com, Inc.	3.1	1.8
PayPal Holdings, Inc.	3.0	0.0
Prestige Brands Holdings, Inc.	2.9	2.1
	36.8

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.7	24.2
Health Care	12.9	23.1
Financials	12.8	16.6
Consumer Discretionary	11.0	6.6
Energy	8.1	7.7

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 8.2%

As of April 30, 2015 *
Stocks	96.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

 * Foreign investments - 10.1%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.0%
Hotels, Restaurants & Leisure - 1.2%
Las Vegas Sands Corp.	441,000	$21,833,910
Internet & Catalog Retail - 3.4%
Amazon.com, Inc. (a)	95,300	59,648,270
Netflix, Inc. (a)	48,000	5,202,240
		64,850,510
Media - 1.0%
The Walt Disney Co.	167,000	18,994,580
Specialty Retail - 4.0%
AutoZone, Inc. (a)	70,100	54,987,141
Home Depot, Inc.	90,000	11,127,600
TJX Companies, Inc.	131,000	9,587,890
		75,702,631
Textiles, Apparel & Luxury Goods - 1.4%
NIKE, Inc. Class B	207,000	27,123,210

TOTAL CONSUMER DISCRETIONARY		208,504,841

CONSUMER STAPLES - 6.9%
Beverages - 0.6%
Constellation Brands, Inc. Class A (sub. vtg.)	90,000	12,132,000
Food & Staples Retailing - 1.2%
CVS Health Corp.	221,000	21,830,380
Food Products - 1.5%
Post Holdings, Inc. (a)	450,400	28,947,208
Personal Products - 1.9%
Estee Lauder Companies, Inc. Class A	452,000	36,367,920
Tobacco - 1.7%
Reynolds American, Inc.	663,000	32,036,160

TOTAL CONSUMER STAPLES		131,313,668

ENERGY - 8.1%
Oil, Gas & Consumable Fuels - 8.1%
Chevron Corp.	510,000	46,348,800
Exxon Mobil Corp.	732,000	60,565,680
Total SA	970,100	46,912,910
		153,827,390
FINANCIALS - 12.8%
Banks - 4.0%
JPMorgan Chase & Co.	662,000	42,533,500
Wells Fargo & Co.	627,000	33,945,780
		76,479,280
Capital Markets - 1.0%
E*TRADE Financial Corp. (a)	667,000	19,016,170
Consumer Finance - 2.6%
Capital One Financial Corp.	314,000	24,774,600
Discover Financial Services	429,000	24,118,380
		48,892,980
Diversified Financial Services - 1.2%
McGraw Hill Financial, Inc.	237,094	21,964,388
Insurance - 0.8%
ACE Ltd.	135,000	15,327,900
Real Estate Investment Trusts - 3.2%
American Tower Corp.	590,000	60,315,700

TOTAL FINANCIALS		241,996,418

HEALTH CARE - 12.9%
Biotechnology - 3.5%
Intercept Pharmaceuticals, Inc. (a)(b)	146,179	22,979,339
Medivation, Inc. (a)	1,025,000	43,111,500
		66,090,839
Health Care Equipment & Supplies - 2.3%
The Cooper Companies, Inc.	283,427	43,182,938
Health Care Providers & Services - 2.4%
UnitedHealth Group, Inc.	384,000	45,227,520
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	46,200	6,619,536
Pharmaceuticals - 4.4%
Bristol-Myers Squibb Co.	425,900	28,088,105
Prestige Brands Holdings, Inc. (a)	1,129,500	55,356,795
		83,444,900

TOTAL HEALTH CARE		244,565,733

INDUSTRIALS - 7.0%
Airlines - 2.7%
Alaska Air Group, Inc.	447,081	34,089,926
Spirit Airlines, Inc. (a)	458,723	17,027,798
		51,117,724
Road & Rail - 4.3%
Canadian Pacific Railway Ltd.	129,715	18,228,152
Norfolk Southern Corp.	251,000	20,087,530
Union Pacific Corp.	494,000	44,138,900
		82,454,582

TOTAL INDUSTRIALS		133,572,306

INFORMATION TECHNOLOGY - 35.7%
Electronic Equipment & Components - 2.9%
Zebra Technologies Corp. Class A (a)	718,900	55,283,410
Internet Software & Services - 10.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	255,000	21,376,650
Alphabet, Inc. Class A (a)	139,600	102,939,643
Facebook, Inc. Class A (a)	678,700	69,207,039
		193,523,332
IT Services - 11.9%
Cognizant Technology Solutions Corp. Class A (a)	521,000	35,485,310
MasterCard, Inc. Class A	682,000	67,511,180
PayPal Holdings, Inc. (a)	1,566,000	56,391,660
Visa, Inc. Class A	852,000	66,098,160
		225,486,310
Software - 8.2%
Adobe Systems, Inc. (a)	1,122,626	99,532,021
ANSYS, Inc. (a)	181,000	17,251,110
Microsoft Corp.	719,000	37,848,160
		154,631,291
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	396,900	47,429,550

TOTAL INFORMATION TECHNOLOGY		676,353,893

MATERIALS - 2.8%
Chemicals - 2.8%
LyondellBasell Industries NV Class A	571,000	53,051,610
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Level 3 Communications, Inc. (a)	202,000	10,291,900
UTILITIES - 1.4%
Independent Power and Renewable Electricity Producers - 1.4%
Dynegy, Inc. (a)	1,403,175	27,263,690
TOTAL COMMON STOCKS
(Cost $1,720,253,491)		1,880,741,449

Money Market Funds - 3.3%
Fidelity Cash Central Fund, 0.18% (c)	56,730,009	56,730,009
Fidelity Securities Lending Cash Central Fund, 0.19% (c)(d)	5,569,075	5,569,075
TOTAL MONEY MARKET FUNDS
(Cost $62,299,084)		62,299,084
TOTAL INVESTMENT PORTFOLIO - 102.4%
(Cost $1,782,552,575)		1,943,040,533
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(46,287,625)
NET ASSETS - 100%		$1,896,752,908

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$42,168
Fidelity Securities Lending Cash Central Fund	53,574
Total	$95,742

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$208,504,841	$208,504,841	$--	$--
Consumer Staples	131,313,668	131,313,668	--	--
Energy	153,827,390	106,914,480	46,912,910	--
Financials	241,996,418	241,996,418	--	--
Health Care	244,565,733	244,565,733	--	--
Industrials	133,572,306	133,572,306	--	--
Information Technology	676,353,893	676,353,893	--	--
Materials	53,051,610	53,051,610	--	--
Telecommunication Services	10,291,900	10,291,900	--	--
Utilities	27,263,690	27,263,690	--	--
Money Market Funds	62,299,084	62,299,084	--	--
Total Investments in Securities:	$1,943,040,533	$1,896,127,623	$46,912,910	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $5,203,320) — See accompanying schedule: Unaffiliated issuers (cost $1,720,253,491)	$1,880,741,449
Fidelity Central Funds (cost $62,299,084)	62,299,084
Total Investments (cost $1,782,552,575)		$1,943,040,533
Cash		94
Receivable for investments sold		79,152,587
Receivable for fund shares sold		346,238
Dividends receivable		840,373
Distributions receivable from Fidelity Central Funds		15,513
Prepaid expenses		4,152
Other receivables		21,109
Total assets		2,023,420,599
Liabilities
Payable for investments purchased	$117,323,955
Payable for fund shares redeemed	2,603,591
Accrued management fee	719,351
Other affiliated payables	396,887
Other payables and accrued expenses	54,832
Collateral on securities loaned, at value	5,569,075
Total liabilities		126,667,691
Net Assets		$1,896,752,908
Net Assets consist of:
Paid in capital		$1,644,329,858
Undistributed net investment income		1,553,120
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		90,382,838
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		160,487,092
Net Assets, for 99,414,571 shares outstanding		$1,896,752,908
Net Asset Value, offering price and redemption price per share ($1,896,752,908 ÷ 99,414,571 shares)		$19.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$14,701,307
Interest		296
Income from Fidelity Central Funds		95,742
Total income		14,797,345
Expenses
Management fee
Basic fee	$8,992,301
Performance adjustment	(853,951)
Transfer agent fees	3,054,233
Accounting and security lending fees	510,712
Custodian fees and expenses	51,672
Independent trustees' compensation	7,516
Registration fees	67,072
Audit	48,378
Legal	6,868
Interest	651
Miscellaneous	21,477
Total expenses before reductions	11,906,929
Expense reductions	(135,931)	11,770,998
Net investment income (loss)		3,026,347
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	120,735,944
Foreign currency transactions	168,693
Total net realized gain (loss)		120,904,637
Change in net unrealized appreciation (depreciation) on: Investment securities	(137,278,863)
Assets and liabilities in foreign currencies	(866)
Total change in net unrealized appreciation (depreciation)		(137,279,729)
Net gain (loss)		(16,375,092)
Net increase (decrease) in net assets resulting from operations		$(13,348,745)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,026,347	$(729,756)
Net realized gain (loss)	120,904,637	200,034,651
Change in net unrealized appreciation (depreciation)	(137,279,729)	(13,738,163)
Net increase (decrease) in net assets resulting from operations	(13,348,745)	185,566,732
Distributions to shareholders from net investment income	(1,432,488)	–
Distributions to shareholders from net realized gain	(162,039,389)	(92,568,181)
Total distributions	(163,471,877)	(92,568,181)
Share transactions
Proceeds from sales of shares	144,792,274	859,928,309
Net asset value of shares issued in exchange for the net assets of Fidelity Fifty Fund (note 10)	718,222,341	–
Reinvestment of distributions	154,203,244	86,770,401
Cost of shares redeemed	(792,366,831)	(762,859,196)
Net increase (decrease) in net assets resulting from share transactions	224,851,028	183,839,514
Total increase (decrease) in net assets	48,030,406	276,838,065
Net Assets
Beginning of period	1,848,722,502	1,571,884,437
End of period (including undistributed net investment income of $1,553,120 and undistributed net investment income of $0, respectively)	$1,896,752,908	$1,848,722,502
Other Information Shares
Sold	7,441,651	42,485,626
Issued in exchange for the shares of Fidelity Fifty Fund (note 10)	35,696,935	–
Issued in reinvestment of distributions	8,065,023	4,574,085
Redeemed	(40,934,543)	(38,107,588)
Net increase (decrease)	10,269,066	8,952,123

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Focused Stock Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.74	$19.60	$15.63	$13.97	$12.39
Income from Investment Operations
Net investment income (loss)A	.04	(.01)	(.02)	.04	–B
Net realized and unrealized gain (loss)	.24C	2.28	4.81	1.64	1.58
Total from investment operations	.28	2.27	4.79	1.68	1.58
Distributions from net investment income	(.02)	–	(.03)	(.02)	–
Distributions from net realized gain	(1.92)	(1.13)	(.79)	–	–
Total distributions	(1.94)	(1.13)	(.82)	(.02)	–
Net asset value, end of period	$19.08	$20.74	$19.60	$15.63	$13.97
Total ReturnD	1.33%	12.14%	32.25%	12.03%	12.75%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%	.78%	.91%	.93%	.93%
Expenses net of fee waivers, if any	.72%	.78%	.91%	.93%	.93%
Expenses net of all reductions	.72%	.78%	.89%	.92%	.92%
Net investment income (loss)	.18%	(.04)%	(.09)%	.26%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$1,896,753	$1,848,723	$1,571,884	$547,984	$617,725
Portfolio turnover rateG	189%H	223%	200%	279%	277%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Focused Stock Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$228,671,272
Gross unrealized depreciation	(76,238,413)
Net unrealized appreciation (depreciation) on securities	$152,432,859
Tax Cost	$1,790,607,674

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,575,319
Undistributed long-term capital gain	$98,437,938
Net unrealized appreciation (depreciation) on securities and other investments	$152,409,793

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$63,703,475	$50,202,321
Long-term Capital Gains	99,768,402	42,365,860
Total	$163,471,877	$92,568,181

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and securities acquired in the merger, aggregated $2,992,000,268 and $3,641,104,229, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34,047 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,294,875.35%		$651

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,593 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,574. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $93,188 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $129.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $42,614.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Merger.

On July 24, 2015, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Fifty Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of the Fund for corresponding shares then outstanding of the Target Fund at its net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $718,222,341, including securities of $719,256,448 and unrealized appreciation of $88,071,281, were combined with the Fund's net assets of $1,371,722,533 for total net assets after the acquisition of $2,089,944,874.

Pro forma results of operations of the combined entity for the entire period ended October 31, 2015, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net Investment income (loss)	$4,003,226
Total net realized gain (loss)	135,476,498
Total change in net unrealized appreciation (depreciation)	(108,442,345)
Net increase (decrease) in net assets resulting from operations	$31,037,379

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since July 24, 2015.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity® Focused Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Focused Stock Fund (a fund of Fidelity Capital Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Focused Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for out opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 17, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Actual	.75%	$1,000.00	$997.90	$3.78
Hypothetical-C		$1,000.00	$1,021.42	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Focused Stock Fund voted to pay on December 7, 2015, to shareholders of record at the opening of business on December 4, 2015, a distribution of $1.017 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.045 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $111,924,101, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 22% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 23% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Focused Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Focused Stock Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Focused Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Value Fund Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Fund	0.12%	13.08%	7.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Fund, a class of the fund, on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$20,328	Fidelity® Value Fund
$22,388	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Co-Portfolio Manager Matthew Friedman:  For the year, fund’s shares classes turned in modest gains, slightly underperforming the 0.47% result of the benchmark Russell Midcap® Value Index. Security selection contributed to performance versus the benchmark, but unsuccessful industry positioning partially offset that positive. In particular, weak picks among financials hurt, as did positioning in the equipment & services segment of the health care sector. Among individual stocks, the fund's non-index investment in SunCoke Energy hurt most. SunCoke is an independent producer of coke, which is used in the blast furnace production of steel. The stock underperformed due to customer concentration in other steel companies, such as AK Steel and U.S. Steel, which were hurt by lower steel prices in China – the world's largest producer. Turning to positives, the fund’s foreign investments helped despite the headwind of a rising dollar. Picks within tech and industrials were beneficial. From the tech sector, our investment in Freescale Semiconductor was the fund’s largest individual contributor. The stock popped in January after the maker of network processors and micro-controllers reported earnings that were much higher than expected, and then again in February on reports of a possible sale of the company. Shares ratcheted up yet again in early March after Netherlands-based NXP Semiconductors offered to purchase Freescale at a premium.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	1.8	1.5
Edison International	1.7	1.4
Berkshire Hathaway, Inc. Class B	1.1	0.9
ACE Ltd.	1.1	0.5
Capital One Financial Corp.	1.1	1.1
AECOM Technology Corp.	1.0	1.2
ITC Holdings Corp.	1.0	0.9
WestRock Co.	1.0	1.0
Symantec Corp.	0.9	0.5
U.S. Bancorp	0.9	0.8
	11.6

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	30.0	29.6
Industrials	12.8	11.6
Information Technology	11.2	12.1
Consumer Discretionary	10.8	12.1
Utilities	9.3	9.5

Asset Allocation (% of fund's net assets)

As of October 31, 2015*
Stocks and Equity Futures	98.4%
Bonds	0.1%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 18.1%

As of April 30, 2015 *
Stocks	97.9%
Bonds	0.1%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 18.5%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.2%
		Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.8%
Auto Components - 1.1%
Delphi Automotive PLC		303,000	$25,207
Tenneco, Inc. (a)		433,400	24,526
The Goodyear Tire & Rubber Co.		361,800	11,882
Visteon Corp. (a)		304,510	33,213
			94,828
Automobiles - 0.2%
Harley-Davidson, Inc.		386,500	19,112
Distributors - 0.2%
Uni-Select, Inc.		303,800	15,055
Diversified Consumer Services - 1.4%
H&R Block, Inc.		958,559	35,716
Houghton Mifflin Harcourt Co. (a)		3,488,206	68,334
Service Corp. International		717,127	20,266
			124,316
Hotels, Restaurants & Leisure - 1.0%
DineEquity, Inc.		239,200	19,961
Extended Stay America, Inc. unit		1,638,100	31,452
Wyndham Worldwide Corp.		460,900	37,494
			88,907
Household Durables - 0.7%
Jarden Corp. (a)		430,250	19,275
Whirlpool Corp.		255,200	40,868
			60,143
Internet & Catalog Retail - 0.4%
Liberty Interactive Corp. QVC Group Series A (a)		1,364,600	37,349
Leisure Products - 0.7%
Mattel, Inc. (b)		1,939,600	47,675
Vista Outdoor, Inc. (a)		256,500	11,471
			59,146
Media - 2.6%
CBS Corp. Class B		152,400	7,090
Liberty Broadband Corp. Class C (a)		562,671	30,255
Live Nation Entertainment, Inc. (a)		1,886,460	51,463
Omnicom Group, Inc.		543,400	40,712
Sinclair Broadcast Group, Inc. Class A (b)		778,656	23,367
Starz Series A (a)		856,700	28,708
Twenty-First Century Fox, Inc. Class B		946,900	29,240
Viacom, Inc. Class B (non-vtg.)		498,300	24,571
			235,406
Multiline Retail - 0.6%
Dillard's, Inc. Class A		265,250	23,735
Kohl's Corp.		671,817	30,984
			54,719
Specialty Retail - 1.7%
Chico's FAS, Inc.		1,287,657	17,795
GameStop Corp. Class A		807,600	37,206
GNC Holdings, Inc.		250,600	7,455
Sally Beauty Holdings, Inc. (a)		277,200	6,517
Staples, Inc.		3,404,600	44,226
The Men's Wearhouse, Inc.		850,119	33,988
			147,187
Textiles, Apparel & Luxury Goods - 0.2%
Gildan Activewear, Inc.		801,400	23,038

TOTAL CONSUMER DISCRETIONARY			959,206

CONSUMER STAPLES - 3.3%
Beverages - 0.8%
C&C Group PLC		6,044,168	24,127
Cott Corp.		3,394,411	35,434
Molson Coors Brewing Co. Class B		144,386	12,720
			72,281
Food & Staples Retailing - 0.6%
Sysco Corp.		687,200	28,347
Whole Foods Market, Inc.		778,500	23,324
			51,671
Food Products - 1.7%
Bunge Ltd.		295,809	21,582
ConAgra Foods, Inc.		677,600	27,477
Darling International, Inc. (a)		3,387,500	34,282
Dean Foods Co.		580,658	10,516
Greencore Group PLC		4,475,459	20,836
Pinnacle Foods, Inc.		150,400	6,630
The J.M. Smucker Co.		251,831	29,562
			150,885
Household Products - 0.2%
Svenska Cellulosa AB (SCA) (B Shares)		581,200	17,119

TOTAL CONSUMER STAPLES			291,956

ENERGY - 7.4%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.		962,300	50,694
BW Offshore Ltd.		16,910,723	7,046
Dril-Quip, Inc. (a)		505,600	31,125
FMC Technologies, Inc. (a)		529,400	17,910
Halliburton Co.		616,700	23,669
Odfjell Drilling A/S (a)		2,881,782	1,865
SBM Offshore NV (a)(b)		1,776,600	24,352
Schlumberger Ltd.		257,900	20,157
			176,818
Oil, Gas & Consumable Fuels - 5.4%
Anadarko Petroleum Corp.		370,700	24,792
Apache Corp.		509,100	23,994
Boardwalk Pipeline Partners, LP		1,213,700	15,560
California Resources Corp.		4,040,400	16,323
Diamondback Energy, Inc.		468,200	34,572
Energen Corp.		423,170	24,607
EQT Corp.		672,800	44,452
Golar LNG Ltd.		695,600	20,179
Hess Corp.		492,300	27,672
Hoegh LNG Holdings Ltd. (b)		1,256,411	15,083
Imperial Oil Ltd.		859,900	28,613
Kinder Morgan, Inc.		688,200	18,822
Lundin Petroleum AB (a)		1,862,900	26,929
Marathon Oil Corp.		1,500,900	27,587
Marathon Petroleum Corp.		521,446	27,011
Newfield Exploration Co. (a)		1,188,110	47,750
Northern Oil & Gas, Inc. (a)		1,096,291	5,525
Scorpio Tankers, Inc.		1,352,445	12,334
Stone Energy Corp. (a)(b)		2,048,500	11,451
Whiting Petroleum Corp. (a)		1,180,844	20,346
			473,602

TOTAL ENERGY			650,420

FINANCIALS - 29.7%
Banks - 5.2%
Bank of Ireland (a)		22,747,694	8,380
Barclays PLC sponsored ADR		2,386,158	33,955
CIT Group, Inc.		1,149,276	49,419
Citigroup, Inc.		482,416	25,650
EFG Eurobank Ergasias SA (a)		79,196,000	2,700
First Citizen Bancshares, Inc.		131,801	33,760
First Citizen Bancshares, Inc. Class A (a)		158,592	40,622
First Niagara Financial Group, Inc.		1,857,800	19,228
Gree Electric Appliances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (c)		2,768,400	7,557
Hilltop Holdings, Inc. (a)		1,178,414	24,711
JPMorgan Chase & Co.		582,217	37,407
Lloyds Banking Group PLC		12,287,600	13,947
PNC Financial Services Group, Inc.		298,544	26,947
Prosperity Bancshares, Inc.		447,300	22,982
U.S. Bancorp		1,972,415	83,196
Wells Fargo & Co.		501,828	27,169
			457,630
Capital Markets - 4.3%
American Capital Ltd. (a)		772,300	9,878
Apollo Global Management LLC Class A		1,287,232	23,518
Ares Capital Corp. (b)		2,197,525	33,468
Artisan Partners Asset Management, Inc.		546,300	20,896
E*TRADE Financial Corp. (a)		1,008,946	28,765
Fortress Investment Group LLC		4,146,428	23,261
Franklin Resources, Inc.		763,900	31,137
Invesco Ltd.		1,952,921	64,778
KKR & Co. LP		2,340,968	40,148
NorthStar Asset Management Group, Inc.		1,263,159	18,480
The Blackstone Group LP		1,319,404	43,619
UBS Group AG		926,270	18,536
Virtus Investment Partners, Inc. (b)		217,100	25,409
Waddell & Reed Financial, Inc. Class A		59,400	2,194
			384,087
Consumer Finance - 2.9%
American Express Co.		44,500	3,260
Capital One Financial Corp.		1,198,791	94,585
Discover Financial Services		1,346,000	75,672
Navient Corp.		3,606,568	47,571
Springleaf Holdings, Inc. (a)		796,438	37,361
			258,449
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)		718,289	97,702
Leucadia National Corp.		1,160,700	23,226
			120,928
Insurance - 5.8%
ACE Ltd.		835,348	94,845
AFLAC, Inc.		571,746	36,449
Allstate Corp.		554,585	34,318
AMBAC Financial Group, Inc. (a)		2,040,459	32,953
Brown & Brown, Inc.		1,105,300	35,668
First American Financial Corp.		685,200	26,127
Greenlight Capital Re, Ltd. (a)		737,943	16,205
Principal Financial Group, Inc.		756,700	37,956
ProAssurance Corp.		379,207	20,083
Progressive Corp.		534,000	17,691
Prudential PLC		1,099,903	25,690
Reinsurance Group of America, Inc.		550,893	49,713
StanCorp Financial Group, Inc.		356,828	40,935
Torchmark Corp.		686,251	39,809
			508,442
Real Estate Investment Trusts - 8.0%
American Capital Agency Corp.		272,206	4,853
American Tower Corp.		504,404	51,565
Annaly Capital Management, Inc.		890,400	8,859
CBL & Associates Properties, Inc.		2,094,500	30,538
Douglas Emmett, Inc.		730,100	22,305
Equity Commonwealth (a)		29,700	853
Equity Lifestyle Properties, Inc.		1,254,815	75,891
Extra Space Storage, Inc.		666,700	52,829
First Potomac Realty Trust		593,700	7,000
General Growth Properties, Inc.		153,400	4,441
Grivalia Properties REIC (d)		5,147,502	46,812
iStar Financial, Inc. (a)(d)		4,444,165	57,507
Lamar Advertising Co. Class A		610,900	34,473
Liberty Property Trust (SBI)		84,100	2,861
MFA Financial, Inc.		2,463,790	17,049
NorthStar Realty Finance Corp.		2,240,959	26,914
Outfront Media, Inc.		1,830,100	43,209
Sun Communities, Inc.		939,549	62,969
Taubman Centers, Inc.		39,600	3,048
Ventas, Inc.		1,135,800	61,015
VEREIT, Inc.		6,025,200	49,768
WP Glimcher, Inc.		3,922,500	45,579
			710,338
Real Estate Management & Development - 1.8%
Brookfield Asset Management, Inc. Class A		517,050	18,063
CBRE Group, Inc. (a)		669,100	24,944
Forest City Enterprises, Inc. Class A (a)		1,219,295	26,946
Kennedy Wilson Europe Real Estate PLC		922,706	17,012
Kennedy-Wilson Holdings, Inc.		1,335,414	32,744
Realogy Holdings Corp. (a)		1,010,100	39,495
			159,204
Thrifts & Mortgage Finance - 0.3%
TFS Financial Corp.		1,315,300	23,097

TOTAL FINANCIALS			2,622,175

HEALTH CARE - 5.6%
Biotechnology - 0.6%
AMAG Pharmaceuticals, Inc. (a)		317,700	12,708
United Therapeutics Corp. (a)		284,600	41,731
			54,439
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)		617,600	11,290
St. Jude Medical, Inc.		217,600	13,885
The Cooper Companies, Inc.		81,900	12,478
Zimmer Biomet Holdings, Inc.		708,200	74,056
			111,709
Health Care Providers & Services - 1.1%
Accretive Health, Inc. (a)		4,305,566	8,826
Brookdale Senior Living, Inc. (a)		391,500	8,186
Community Health Systems, Inc. (a)		378,517	10,614
Laboratory Corp. of America Holdings (a)		435,100	53,404
Universal Health Services, Inc. Class B		158,400	19,339
			100,369
Health Care Technology - 0.4%
CompuGroup Medical AG		1,090,604	32,141
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.		517,373	19,536
Pharmaceuticals - 2.0%
Allergan PLC (a)		53,500	16,503
Jazz Pharmaceuticals PLC (a)		509,167	69,898
Mallinckrodt PLC (a)		50,800	3,336
Perrigo Co. PLC		152,100	23,992
Teva Pharmaceutical Industries Ltd. sponsored ADR		734,417	43,470
The Medicines Company (a)		210,500	7,208
Theravance, Inc.		1,701,946	14,943
			179,350

TOTAL HEALTH CARE			497,544

INDUSTRIALS - 12.8%
Aerospace & Defense - 4.1%
Aerojet Rocketdyne Holdings, Inc. (a)		2,577,182	43,657
Curtiss-Wright Corp.		678,185	47,175
Esterline Technologies Corp. (a)		361,700	27,869
KLX, Inc. (a)		1,323,180	51,750
L-3 Communications Holdings, Inc.		612,790	77,457
Orbital ATK, Inc.		526,500	45,079
Precision Castparts Corp.		170,900	39,445
Rolls-Royce Group PLC		2,071,300	21,903
Textron, Inc.		280,300	11,820
			366,155
Air Freight & Logistics - 0.3%
Hub Group, Inc. Class A (a)		399,998	15,992
PostNL NV (a)		2,321,354	9,588
			25,580
Airlines - 0.3%
American Airlines Group, Inc.		511,200	23,628
Building Products - 0.5%
Allegion PLC		652,713	42,537
Commercial Services & Supplies - 1.2%
ADT Corp. (b)		1,059,569	35,008
Progressive Waste Solution Ltd. (Canada)		1,034,000	24,862
Regus PLC		6,689,400	34,505
West Corp.		501,800	11,948
			106,323
Construction & Engineering - 1.4%
AECOM Technology Corp. (a)		3,105,206	91,510
Astaldi SpA (b)		1,698,041	13,668
Jacobs Engineering Group, Inc. (a)		543,900	21,832
			127,010
Electrical Equipment - 0.9%
Eaton Corp. PLC		272,500	15,235
OSRAM Licht AG		387,495	22,801
Regal Beloit Corp.		572,000	36,488
			74,524
Industrial Conglomerates - 0.1%
Danaher Corp.		130,000	12,130
Machinery - 1.7%
AGCO Corp. (b)		745,700	36,084
Deere & Co.		69,878	5,450
Flowserve Corp.		9,000	417
Manitowoc Co., Inc. (b)		882,107	13,496
Melrose PLC		4,888,000	20,059
Pentair PLC		389,700	21,792
Stanley Black & Decker, Inc.		75,500	8,001
Sulzer AG (Reg.) (b)		192,310	19,436
TriMas Corp. (a)		1,190,866	23,829
			148,564
Marine - 0.0%
Ultrapetrol (Bahamas) Ltd. (a)(b)		4,238,972	1,908
Road & Rail - 1.0%
CSX Corp.		744,600	20,097
Hertz Global Holdings, Inc. (a)		1,737,500	33,881
Swift Transporation Co. (a)		2,111,900	33,009
			86,987
Trading Companies & Distributors - 1.3%
AerCap Holdings NV (a)		839,496	34,839
Ashtead Group PLC		592,800	9,139
MRC Global, Inc. (a)		1,284,040	15,280
Noble Group Ltd.		31,040,500	11,145
Veritiv Corp. (a)		300,344	12,614
WESCO International, Inc. (a)		675,076	33,031
			116,048

TOTAL INDUSTRIALS			1,131,394

INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 1.6%
CommScope Holding Co., Inc. (a)		741,000	24,031
Harris Corp.		496,800	39,312
QUALCOMM, Inc.		1,261,554	74,962
			138,305
Electronic Equipment & Components - 1.4%
Flextronics International Ltd. (a)		1,176,500	13,400
Ingram Micro, Inc. Class A		637,250	18,977
Jabil Circuit, Inc.		1,490,603	34,254
TE Connectivity Ltd.		280,766	18,093
Trimble Navigation Ltd. (a)		1,009,800	22,973
TTM Technologies, Inc. (a)		2,160,580	15,772
			123,469
Internet Software & Services - 0.1%
Rackspace Hosting, Inc. (a)		312,600	8,081
IT Services - 1.6%
Computer Sciences Corp.		379,700	25,284
EVERTEC, Inc.		1,825,898	33,304
Leidos Holdings, Inc.		555,700	29,213
Science Applications International Corp.		570,900	26,181
Unisys Corp. (a)		2,163,466	28,990
			142,972
Semiconductors & Semiconductor Equipment - 2.1%
Broadcom Corp. Class A		477,601	24,549
Freescale Semiconductor, Inc. (a)		368,100	12,328
Marvell Technology Group Ltd.		6,796,600	55,800
Maxim Integrated Products, Inc.		1,732,000	70,977
Semtech Corp. (a)		1,467,456	25,680
			189,334
Software - 1.9%
CommVault Systems, Inc. (a)		593,973	24,068
Interactive Intelligence Group, Inc. (a)		744,300	24,071
Oracle Corp.		686,907	26,679
Symantec Corp.		4,090,678	84,268
Synopsys, Inc. (a)		217,400	10,866
			169,952
Technology Hardware, Storage & Peripherals - 2.5%
HP, Inc.		1,392,900	37,553
Lexmark International, Inc. Class A		702,723	22,831
NCR Corp. (a)		2,042,500	54,331
Samsung Electronics Co. Ltd.		55,062	66,165
Western Digital Corp.		530,800	35,468
			216,348

TOTAL INFORMATION TECHNOLOGY			988,461

MATERIALS - 7.5%
Chemicals - 3.6%
Agrium, Inc.		402,900	37,483
Albemarle Corp. U.S.		289,500	15,494
Axalta Coating Systems		823,300	22,748
CF Industries Holdings, Inc.		1,062,600	53,948
Cytec Industries, Inc.		201,000	14,958
Eastman Chemical Co.		781,603	56,408
LyondellBasell Industries NV Class A		225,180	20,921
Methanex Corp.		1,276,966	50,948
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR		1,420,000	27,520
Tronox Ltd. Class A		3,232,680	20,075
			320,503
Containers & Packaging - 2.4%
Avery Dennison Corp.		458,400	29,782
Ball Corp.		123,900	8,487
Berry Plastics Group, Inc. (a)		845,600	28,328
Graphic Packaging Holding Co.		1,289,300	18,256
Packaging Corp. of America		218,000	14,922
Sonoco Products Co.		650,778	27,782
WestRock Co.		1,581,368	85,014
			212,571
Metals & Mining - 1.5%
Compass Minerals International, Inc.		916,500	74,456
Freeport-McMoRan, Inc.		1,487,000	17,502
Steel Dynamics, Inc.		1,240,200	22,906
SunCoke Energy, Inc.		3,006,084	14,910
			129,774

TOTAL MATERIALS			662,848

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
CenturyLink, Inc.		1,201,091	33,883
Frontier Communications Corp. (b)		3,436,604	17,664
			51,547
UTILITIES - 9.3%
Electric Utilities - 5.4%
Edison International		2,517,093	152,334
Exelon Corp.		2,912,000	81,303
ITC Holdings Corp.		2,668,466	87,312
NextEra Energy, Inc.		450,918	46,291
OGE Energy Corp.		2,789,000	79,514
Xcel Energy, Inc.		750,900	26,755
			473,509
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)		1,162,100	22,580
Multi-Utilities - 3.7%
CMS Energy Corp.		1,660,700	59,901
DTE Energy Co.		605,500	49,403
Public Service Enterprise Group, Inc.		1,490,500	61,543
Sempra Energy		1,547,697	158,509
			329,356

TOTAL UTILITIES			825,445

TOTAL COMMON STOCKS
(Cost $8,581,199)			8,680,996

Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA sponsored ADR		1,041,899	7,137
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC		192,009,510	296
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $17,273)			7,433
		Principal Amount (000s)(e)	Value (000s)

Nonconvertible Bonds - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Bank of Ireland 10% 7/30/16 (Cost $13,472)	EUR	10,286	11,878

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (Cost $10,148)(c)(f)	EUR	6,870	8,167
		Shares	Value (000s)

Money Market Funds - 3.2%
Fidelity Cash Central Fund, 0.18% (g)		124,104,122	124,104
Fidelity Securities Lending Cash Central Fund, 0.19% (g)(h)		157,452,939	157,453
TOTAL MONEY MARKET FUNDS
(Cost $281,557)			281,557
TOTAL INVESTMENT PORTFOLIO - 101.7%
(Cost $8,903,649)			8,990,031
NET OTHER ASSETS (LIABILITIES) - (1.7)%			(148,933)
NET ASSETS - 100%			$8,841,098

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
81 CME E-mini S&P MidCap 400 Index Contracts (United States)	Dec. 2015	11,675	$279

The face value of futures purchased as a percentage of Net Assets is 0.1%

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,724,000 or 0.2% of net assets.

 (d) Affiliated company

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$330
Fidelity Securities Lending Cash Central Fund	1,633
Total	$1,963

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BPZ Energy, Inc.	$8,916	$--	$1,472	$--	$--
Cardiome Pharma Corp.	9,170	547	12,051	--	--
Grivalia Properties REIC (formerly Eurobank Properties Real Estate Investment Co.)	57,043	--	1,170	1,775	46,812
iStar Financial, Inc.	20,872	41,497	1,685	--	57,507
TTM Technologies, Inc.	23,713	9,136	25,214	--	--
Total	$119,714	$51,180	$41,592	$1,775	$104,319

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$959,206	$959,206	$--	$--
Consumer Staples	291,956	274,837	17,119	--
Energy	650,420	650,420	--	--
Financials	2,629,312	2,582,118	47,194	--
Health Care	497,544	497,544	--	--
Industrials	1,131,690	1,098,642	33,048	--
Information Technology	988,461	988,461	--	--
Materials	662,848	662,848	--	--
Telecommunication Services	51,547	51,547	--	--
Utilities	825,445	825,445	--	--
Corporate Bonds	11,878	--	11,878	--
Preferred Securities	8,167	--	8,167	--
Money Market Funds	281,557	281,557	--	--
Total Investments in Securities:	$8,990,031	$8,872,625	$117,406	$--
Derivative Instruments:
Assets
Futures Contracts	$279	$279	$--	$--
Total Assets	$279	$279	$--	$--
Total Derivative Instruments:	$279	$279	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Futures Contracts(a)	$279	$0
Total Value of Derivatives	$279	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin is presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.9%
Ireland	3.0%
Canada	2.6%
Bermuda	2.6%
Switzerland	1.7%
United Kingdom	1.4%
Netherlands	1.1%
Others (Individually Less Than 1%)	5.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $153,795) — See accompanying schedule: Unaffiliated issuers (cost $8,529,935)	$8,604,155
Fidelity Central Funds (cost $281,557)	281,557
Other affiliated issuers (cost $92,157)	104,319
Total Investments (cost $8,903,649)		$8,990,031
Segregated cash with brokers for derivative instruments		543
Cash		738
Receivable for investments sold		109,137
Receivable for fund shares sold		9,887
Dividends receivable		4,541
Interest receivable		294
Distributions receivable from Fidelity Central Funds		88
Receivable for daily variation margin for derivative instruments		2
Prepaid expenses		25
Other receivables		558
Total assets		9,115,844
Liabilities
Payable for investments purchased	$99,968
Payable for fund shares redeemed	11,498
Accrued management fee	4,087
Other affiliated payables	1,183
Other payables and accrued expenses	557
Collateral on securities loaned, at value	157,453
Total liabilities		274,746
Net Assets		$8,841,098
Net Assets consist of:
Paid in capital		$8,011,869
Undistributed net investment income		57,267
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		685,315
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		86,647
Net Assets		$8,841,098
Value:
Net Asset Value, offering price and redemption price per share ($7,436,720 ÷ 67,163 shares)		$110.73
Class K:
Net Asset Value, offering price and redemption price per share ($1,404,378 ÷ 12,662 shares)		$110.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends (including $1,775 earned from other affiliated issuers)		$167,432
Interest		1,223
Income from Fidelity Central Funds		1,963
Total income		170,618
Expenses
Management fee
Basic fee	$51,899
Performance adjustment	5,964
Transfer agent fees	13,466
Accounting and security lending fees	1,299
Custodian fees and expenses	294
Independent trustees' compensation	41
Registration fees	110
Audit	93
Legal	31
Miscellaneous	66
Total expenses before reductions	73,263
Expense reductions	(818)	72,445
Net investment income (loss)		98,173
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	763,457
Other affiliated issuers	(12,116)
Foreign currency transactions	(235)
Futures contracts	5,819
Total net realized gain (loss)		756,925
Change in net unrealized appreciation (depreciation) on: Investment securities	(818,408)
Assets and liabilities in foreign currencies	37
Futures contracts	(1,553)
Total change in net unrealized appreciation (depreciation)		(819,924)
Net gain (loss)		(62,999)
Net increase (decrease) in net assets resulting from operations		$35,174

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$98,173	$88,411
Net realized gain (loss)	756,925	1,263,440
Change in net unrealized appreciation (depreciation)	(819,924)	(130,972)
Net increase (decrease) in net assets resulting from operations	35,174	1,220,879
Distributions to shareholders from net investment income	(77,668)	(73,736)
Distributions to shareholders from net realized gain	(128,936)	(13,709)
Total distributions	(206,604)	(87,445)
Share transactions - net increase (decrease)	(510,694)	(24,445)
Total increase (decrease) in net assets	(682,124)	1,108,989
Net Assets
Beginning of period	9,523,222	8,414,233
End of period (including undistributed net investment income of $57,267 and undistributed net investment income of $52,222, respectively)	$8,841,098	$9,523,222

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Value Fund

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$113.00	$99.54	$74.14	$64.53	$64.09
Income from Investment Operations
Net investment income (loss)A	1.17	1.02	1.13	.74	.59
Net realized and unrealized gain (loss)	(.99)B	13.47	25.28	9.48	.75
Total from investment operations	.18	14.49	26.41	10.22	1.34
Distributions from net investment income	(.91)	(.86)	(1.01)	(.58)	(.88)
Distributions from net realized gain	(1.54)	(.16)	–	(.03)	(.02)
Total distributions	(2.45)	(1.03)C	(1.01)	(.61)	(.90)
Net asset value, end of period	$110.73	$113.00	$99.54	$74.14	$64.53
Total ReturnD	.12%B	14.68%	36.07%	15.99%	2.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.73%	.67%	.68%	.60%
Expenses net of fee waivers, if any	.79%	.73%	.67%	.68%	.60%
Expenses net of all reductions	.78%	.73%	.65%	.68%	.59%
Net investment income (loss)	1.02%	.95%	1.30%	1.07%	.87%
Supplemental Data
Net assets, end of period (in millions)	$7,437	$8,024	$7,153	$5,571	$6,006
Portfolio turnover rateG	80%	81%	99%	77%	95%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been .01%.

 C Total distributions of $1.03 per share is comprised of distributions from net investment income of $.864 and distributions from net realized gain of $.164 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Value Fund Class K

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$113.17	$99.70	$74.27	$64.66	$64.24
Income from Investment Operations
Net investment income (loss)A	1.30	1.15	1.25	.85	.70
Net realized and unrealized gain (loss)	(.99)B	13.47	25.30	9.47	.74
Total from investment operations	.31	14.62	26.55	10.32	1.44
Distributions from net investment income	(1.03)	(.98)	(1.12)	(.68)	(1.00)
Distributions from net realized gain	(1.54)	(.16)	–	(.03)	(.02)
Total distributions	(2.57)	(1.15)C	(1.12)	(.71)	(1.02)
Net asset value, end of period	$110.91	$113.17	$99.70	$74.27	$64.66
Total ReturnD	.24%B	14.81%	36.26%	16.16%	2.20%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.62%	.54%	.54%	.44%
Expenses net of fee waivers, if any	.68%	.62%	.54%	.54%	.44%
Expenses net of all reductions	.67%	.61%	.52%	.53%	.44%
Net investment income (loss)	1.13%	1.07%	1.42%	1.22%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$1,404	$1,499	$1,261	$765	$639
Portfolio turnover rateG	80%	81%	99%	77%	95%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been .13%.

 C Total distributions of $1.15 per share is comprised of distributions from net investment income of $.983 and distributions from net realized gain of $.164 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Value Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$926,890
Gross unrealized depreciation	(891,362)
Net unrealized appreciation (depreciation) on securities	$35,528
Tax Cost	$8,954,503

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$198,307
Undistributed long-term capital gain	$595,865
Net unrealized appreciation (depreciation) on securities and other investments	$35,526

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$77,668	$ 87,445
Long-term Capital Gains	128,936	–
Total	$206,604	$ 87,445

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $5,819 and a change in net unrealized appreciation (depreciation) of $(1,553) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,311,581 and $7,814,719, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Value	$12,750.16
Class K	716.05
	$ 13,466

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $211 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,633, including $21 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $605 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $39 and a portion of class-level operating expenses as follows:

Amount
Value	$174

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Value	$63,932	$61,240
Class K	13,736	12,496
Total	$77,668	$73,736
From net realized gain
Value	$108,489	$11,624
Class K	20,447	2,085
Total	$128,936	$13,709

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Value
Shares sold	5,497	9,711	$627,144	$1,038,871
Reinvestment of distributions	1,454	693	164,069	69,558
Shares redeemed	(10,799)	(11,257)	(1,231,193)	(1,196,902)
Net increase (decrease)	(3,848)	(853)	$(439,980)	$(88,473)
Class K
Shares sold	3,068	3,811	$349,168	$411,317
Reinvestment of distributions	303	145	34,183	14,580
Shares redeemed	(3,955)	(3,357)	(454,065)	(361,869)
Net increase (decrease)	(584)	599	$(70,714)	$64,028

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity® Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Value Fund (a fund of Fidelity Capital Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Value	.81%
Actual		$1,000.00	$944.80	$3.97
Hypothetical-C		$1,000.00	$1,021.12	$4.13
Class K	.70%
Actual		$1,000.00	$945.40	$3.43
Hypothetical-C		$1,000.00	$1,021.68	$3.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Value Fund voted to pay on December 7, 2015, to shareholders of record at the opening of business on December 4, 2015, a distribution of $9.355 per share derived from capital gains realized from sales of portfolio securities and a dividend of $1.150 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $596,996,371 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 98% and 86% of the dividends distributed on December 5, 2014 and December 26, 2014, respectively as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

VAL-ANN-1215
1.538531.118

Item 2.

Code of Ethics

As of the end of the period, October 31, 2015, Fidelity Capital Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Stock Selector Small Cap Fund (the “Fund”):

Services Billed by Deloitte Entities

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Stock Selector Small Cap Fund	$45,000	$-	$5,000	$900

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Stock Selector Small Cap Fund	$43,000	$-	$4,800	$900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Focused Stock Fund, and Fidelity Value Fund (the “Funds”):

Services Billed by PwC

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital Appreciation Fund	$63,000	$-	$3,300	$4,900
Fidelity Disciplined Equity Fund	$61,000	$-	$7,000	$2,200
Fidelity Focused Stock Fund	$48,000	$-	$4,900	$2,300
Fidelity Value Fund	$71,000	$-	$9,200	$5,100

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital Appreciation Fund	$61,000	$-	$3,800	$4,500
Fidelity Disciplined Equity Fund	$58,000	$-	$4,400	$2,100
Fidelity Focused Stock Fund	$37,000	$-	$3,600	$2,300
Fidelity Value Fund	$68,000	$-	$5,100	$4,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2015A	October 31, 2014A
Audit-Related Fees	$-	$150,000
Tax Fees	$10,000	$-
All Other Fees	$60,000	$590,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2015A	October 31, 2014A
Audit-Related Fees	$3,465,000	$4,430,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2015 A	October 31, 2014 A
PwC	$4,805,000	$5,670,000
Deloitte Entities	$175,000	$1,830,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Capital Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2015

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 28, 2015